                                                               EXHIBIT 10.19(a)

        NON-STANDARDIZED PROFIT SHARING/THRIFT PLAN WITH 401(k) FEATURE
                         ADOPTION AGREEMENT NUMBER 004

This Adoption Agreement when executed by the Employer and accepted by the Administrator, and the Trustee, if applicable, and accepted by Connecticut General Life Insurance Company establishes the Employer's Plan and Trust, if applicable, for the benefit of its eligible Employees and their Beneficiaries. The terms of the Connecticut General Life Insurance Company Defined Contribution Plan are expressly incorporated therein and shall form a part hereof as fully as if set forth herein except that if more than one election is provided, only that election made by the Employer shall be so incorporated. The terms of the Plan so incorporated together with the terms of this Adoption Agreement shall constitute the sole terms of the Employer's Plan and Trust, if applicable, and no further trust instrument or other instrument of any nature whatsoever shall be required. The Employer's participation under the Plan shall be subject to all the terms set forth therein and in this Adoption Agreement.

        Name of Employer (Legal Name):

        Wyndham Hotel Company LTD. a Texas Limited Partnership
        ------------------------------------------------------
        Address:

        Street  2001 Bryan Street
               -----------------------------------------------

        City  Dallas          State    Texas        Zip  75201
            --------------------------------------------------
        Type of Business:

        Hotel Management
        ------------------------------------------------------

        Classification of Business:             Employer Tax Status:

              Corporation                       Tax Year Ends  12    31
        -----                                                 -----  ---
          X   Partnership                                     Month  Day
        -----
              S Corporation
        -----
              Sole Proprietorship               Tax Basis:  Cash
        -----                                                        -------
              Other                                         Accrual
        -----                                                        -------
              ----------------

              ----------------

              ----------------

Name of Sponsoring Organization:

     Connecticut General Life Insurance Company
     P.O. Box 2975
     Hartford, CT 06104

Authorized Representative:

     Director of Underwriting
     (203) 725-2004

Plan Name:  Wyndham Employee Savings & Retirement Plan
           --------------------------------------------

I.     COMPENSATION, Section 1.13

       A. Compensation means:

         ---(1) 415 safe harbor compensation. (See Section 5.8(b)(4) of Basic Plan Document 02 for the complete definition of this term.)

         ---(2)     Wages, Tips, and Other Compensation Box on Form W-2. (See
                    Section 5.8(b)(1) of Basic Plan Document 02 for the complete definition of this term.)

          X (3)     Modified Wages, Tips, and Other Compensation Box on Form
         ---        W-2. (See Section 5.8(b)(2) of Basic Plan Document 02 for
                    the complete definition of this term.)

         ---(4) Section 3401(a) wages. (W-2 wages for purposes of income tax withholding at the source. See Section 5.8(b)(3) of Basic Plan Document 02 for the complete definition of this term.)

         ---(5) Regular or base salary or wages. (See Section 1.13(a) of Basic Plan Document 02 for the complete definition of this term.)

         ---(6)     Regular or base salary or wages plus (x) overtime and/or
                    (x) bonuses. (See Section 1.13(b) of Basic Plan Document 02 for the complete definition of this term.)

                    Notes:     (i)     If option (1), (2), (3) or (4) is
                                       elected, you must elect the same
                                       definition of Compensation in Section XX.
                                       C. of this Adoption Agreement.

                               (ii)    Option (5) or (6) may not be elected
                                       by an integrated plan.

                               (iii) Use of option (5) or (6) requires that the employer satisfy a compensation nondiscrimination test.

   B. Compensation shall be determined over the following applicable period:

       X  (1) The Plan Year.
      ---
          (2) A 12 consecutive month period beginning on ________ and ending
      ---     with or within the Plan Year.

          (3) The Plan Year. However, for the Plan Year in which an Employee's
      --- participation begins, the applicable period is the portion of the Plan Year during which the Employee is eligible to participate in the Plan.

   C. Compensation SHALL NOT     SHALL  X   include Employer contributions, made
                             ---       ---
      pursuant to a salary deferral agreement, which are not includable in the gross income of the Employee under section 125, 402(a)(8), 402(h) or 403(b) of the Code.

   D. The highest annual Compensation to be used in determining allocations to a Participant's Account shall be $__________. (Enter dollar amount if less than the $200,000 indexed amount.)

   E. The following shall be selected, and shall be effective in lieu of all other selections in Section I, in the event an integrated contribution formula is selected, or if the Plan is top-heavy.

      (1) Compensation shall be determined over the following applicable period:

              (a) The Plan Year.
          ---
              (b) A 12 consecutive month period beginning on ___________ and
          ---     ending with or within the Plan Year.

           X  (c) The Plan Year. However, for the Plan Year in which an
          --- Employee's participation begins, the applicable period is the portion of the Plan Year during which the Employee is eligible to participate in the Plan.

      (2) Compensation SHALL NOT     SHALL  X  include Employer contributions,
                                 ---       ---
          made pursuant to a salary deferral agreement, which are not includable in the gross income of the Employee under section 125, 402(a)(8), 402(h) or 403(b) of the Code.

II.   CONTRIBUTION PERIOD, SECTION 1.17

      The regular Contribution Period for Matching Contributions shall be:

         (a) Annual.
      ---
         (b) Monthly.
      ---
       X (c) 4-Weekly.
      ---

      The regular Contribution Period for Nonelective Contributions shall be:

         (a) Annual.
      ---
         (b) Monthly.
      ---
         (c) 4-Weekly.
      ---

      The regular Contribution Period for Elective Deferral Contributions, Required Employee Contributions and/or Voluntary Employee Contributions shall be:

          (a) Monthly.
      ---
       X  (b) 4-Weekly.
      ---

- -------------------------------------------------------------------------------

III.   EARLY RETIREMENT BY PARTICIPANTS, SECTION 1.20

       Early Retirement by Participants is:

        X (a) Not permitted.
       ---
          (b) Permitted. Participants will have a Vesting Percentage of 100% as
       ---
            of

            Age _______ (50-64) _________ Years of Service

            (Note: Age only or age and years may be selected.)

IV.     EFFECTIVE DATE, SECTION 1.22

        The adoption of the CONNECTICUT GENERAL LIFE INSURANCE COMPANY Non-Standardized Profit Sharing/Thrift Plan with 401(k) Feature shall:

            (a)  Establish a new Plan effective as of
        ---                                         ------------------------
                                                        Month    Day   Year

         X  (b)  Constitute an amendment and restatement in its entirety of a
        --- previously established Qualified Plan of the Employer which was effective 3/31/91 (hereinafter called the "Effective
                               -------
                 Date"). The effective date of this amendment and restatement is 4/1/95.
                    ------

- --------------------------------------------------------------------------------

V.      ELIGIBILITY REQUIREMENTS, SECTION 2.5(a), 3.1

        A. To become a Participant an Employee must meet the following requirements:

            X  (1) Service Requirement.
           ---

                    1  Year(s) of Service. (Not to exceed 1 Year if the Plan
                   ---
                   provides for graded vesting; not to exceed 2 Years if the Plan provides full and immediate vesting upon participation. If the Year(s) of Service selected is or includes a fractional year, a Participant will not be required to complete any specified number of Hours of Service to receive credit for such year. If an annual Entry Date is chosen in
                   Section VI, the Service Requirement may not exceed 1/2 Year or 1-1/2 years respectively.)

            X  (2) Age Requirement.
           ---

                   The minimum attained age is  21  years. (Not greater than 21
                                               ----
                   years except if an annual Entry Date is chosen in Section VI, minimum attained age may not exceed 20-1/2 years.

           Employees who were employed on or before the initial Effective Date of the Plan or the effective date of the amendment and restatement of the Plan, as indicated in Section IV of the Adoption Agreement,
           SHALL NOT  X  SHALL     be immediately eligible without regard to
                     ---       ---
           any Age and/or Service requirements specified under this subparagraph A.

     B. Job Class Requirement.

        An Employee must be a member of one or more of the following selected classifications:

         X  (1) Salaried.
        ---
         X  (2) Hourly.
        ---
         X  (3) Clerical.
        ---
         X  (4) Employees whose employment is governed by a collective
        ---     bargaining agreement represented by the following union:

                Warehouse Employees Local #169        .
                --------------------------------------

         X  (5) Other:
        ---
                See Attachment #1
                --------------------------------------
                --------------------------------------
                --------------------------------------.

     C. Additional Requirement.

                An Employee must be in the following designated division(s) of
        ---     the Employer:

                -------------------------------------
                -------------------------------------
                -------------------------------------.

     D. To become a Participant an Employee must NOT be a member of the following groups:

            (1) Employees included in a unit of Employees covered by a
        --- collective bargaining agreement between the Employer and employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees of the Employer who are covered pursuant to that agreement are professionals as defined in section 1.410(b)-9(g) of the proposed regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

         X  (2) Employees who are nonresident aliens and who receive no earned
        --- income from the Employer which constitutes income from sources within the United States.

                                 ATTACHMENT #1

              (TO THE WYNDHAM EMPLOYEE SAVING AND RETIREMENT PLAN)

V.B.5. For purposes of determining eligibility under the Plan, an Employee shall also include any person who is a common-law employee subject to control and supervision by Wyndham Hotel Company, Ltd. (or a member of a controlled group of corporations or trades or businesses under common control with Wyndham Hotel Company, Ltd.) in accordance with the terms of a management contract entered into with Wyndham Hotel Company, Ltd.

              For purposes of determining eligibility under this Plan, Employees included in any unit of Employees not covered by a collective bargaining agreement named in Section V.B.(4) of this Adoption Agreement shall not be eligible to participate in this Plan.

             (3)     Employees covered by the following designated qualified
          ---        employee benefit plan(s):

                     --------------------------------------------

                     --------------------------------------------.

- --------------------------------------------------------------------------------

VI.    ENTRY DATE, SECTION 1.28

       An Employee who meets the eligibility requirements may become a Participant on the Effective Date, or thereafter:

          (a)     Immediately.
       ---

          (b)     The first day of any month.
       ---

        X (c)     Quarterly, (i.e., 3 months apart) on each
       ---

                      1       1   , or     4     1    , or
                  -------- -------     ------- -------
                   Month     Day        Month    Day

                      7       1   , or    10     1    .
                  -------- -------     ------- -------
                   Month     Day        Month    Day

          (d)     Semiannually, (i.e., 6 months apart) on each
       ---                        , or
                  -------- -------     ------- -------.
                   Month     Day        Month    Day

          (e)     Annually, on each
       ---                          ------- -------.
                                     Month    Day

- --------------------------------------------------------------------------------

VII.  NORMAL RETIREMENT AGE, SECTION 1.48

       X (a) The date the Participant attains age 65 (not to exceed 65).
      ---                                        ----

         (b) The later of:
      ---
            (i)  The date the Participant attains age ____ (not to exceed 65).

            (ii) The _____ (not to exceed 5th) anniversary of the participation commencement date. If, for Plan Years beginning before January 1, 1988, Normal Retirement Age was determined with reference to the anniversary of the participation commencement date (more than 5 but not to exceed 10 years), the anniversary date for Participants who first commenced participation under the plan before the first Plan Year beginning on or after January 1, 1988, shall be the earlier of (A) the tenth anniversary of the date the Participant commenced participation in the Plan (or such anniversary as had been elected by the Employer, if less than 10) or (B) the fifth anniversary of the first day of the first Plan Year beginning on or after January 1, 1988. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

- -------------------------------------------------------------------------------

VIII. PLAN ADMINISTRATOR, SECTION 1.55

      NAME:

      Wyndham Hotel Company, LTD., a Texas Limited Partnership
      --------------------------------------------------------

      --------------------------------------------------------
      ADDRESS:

      2001 Bryan Street
      -------------------------------------------------------
      STREET

      Dallas,      Texas            75201
      -------------------------------------------------------
      CITY         STATE            ZIP

- -------------------------------------------------------------------------------

IX.   PLAN YEAR, SECTION 1.56

      The Plan Year will mean:

         (a) The 12-consecutive month period commencing on ______________ and
      ---
             each anniversary thereof except that the first Plan Year will commence on ________________.

             (Note: This first Plan Year election may be made only for new plans.)

       X (b) The 12-consecutive month period commencing on    1/1
      ---                                                   -------------
             and each anniversary thereof.

X.      NON-TRUSTEED, TRUST, AND TRUSTEE, SECTION 1.47, 1.65, 1.66

        The Plan is:

            (a) Non-Trusteed;
        ---

         X  (b) Trusteed and the Trustee(s) is (are):
        ---

        Name:                                            Title:

        CG Trust Co.
        ---------------------------------------------    --------------------

        ---------------------------------------------    --------------------

        ---------------------------------------------    --------------------

        Address:

        ------------------------------------------------------------
        Street

          Chicago                      Illinois
        ------------------------------------------------------------
                City                   State          Zip

XI.     VESTING PERCENTAGE, SECTION 1.69

        The Vesting Schedule, based on number of Years of Service, shall be as follows:

            (a)  Years of Service        Percentage
        ---      No Requirement             100%

            (b)  Years of Service        Percentage
        ---      0-3 Years                  0%
                 3 Years                    100%

         X  (c)  Years of Service        Percentage
        ---      1 Year                     20%
                 2 Years                    40%
                 3 Years                    60%
                 4 Years                    80%
                 5 Years                    100%

            (d)  Years of Service        Percentage
        ---      0-3 Years                  0%
                 3 Years                    20%
                 4 Years                    40%
                 5 Years                    60%
                 6 Years                    80%
                 7 Years                    100%

            (e)  Years of Service        Percentage
        ---      0-2 Years                  0%
                 2 Years                    20%
                 3 Years                    40%
                 4 Years                    60%
                 5 Years                    80%
                 6 Years                    100%

            (f)  Years of Service        Percentage
        ---      0-5 Years                  0%
                 5 Years                    100%

            (g)  Years of Service        Percentage
        ---      1 Year                     25%
                 2 Years                    50%
                 3 Years                    75%
                 4 Years                    100%

            (h)  Other
        ---
                 Years of Service        Percentage

                 ----------------        ----------
                 ----------------        ----------
                 ----------------        ----------
                 ----------------        ----------
                 ----------------        ----------
                 ----------------        ----------
                 ----------------        ----------

          (Note: (h) must be at least as liberal as (a) through (g).)

- ------------------------------------------------------------------------------

XII.    HOURS OF SERVICE, SECTION 2.3

        Hours of Service shall be determined:

         X  (a) On the basis of actual hours for which an Employee is paid or
        ---     entitled to payment.

            (b) On the basis of days worked. An Employee shall be credited with
        --- ten (10) Hours of Service if, under Section 2.3 of the Plan, such Employee would be credited with at least one (1) Hour of Service during the day.

            (c) On the basis of weeks worked. An Employee shall be credited with
        --- forty-five (45) Hours of Service if, under Section 2.3 of the Plan, such Employee would be credited with at least one (1) Hour of Service during the week.

            (d) On the basis of semimonthly payroll periods. An Employee shall
        ---     be credited with ninety-five (95) Hours of Service if, under
                Section 2.3 of the Plan, such Employee would be credited with at least one (1) Hour of Service during the semimonthly payroll period.

            (e) On the basis of months worked. An Employee shall be credited
        ---     with one-hundred-ninety (190) Hours of Service if, under Section
                2.3 of the Plan, such Employee would be credited with at least one (1) Hour of Service during the month.

XIII.   EXCLUDED YEARS OF SERVICE, SECTION 2.8

        The Vesting Percentage shall be based on all Years of Service (i.e., completion of 1000 Hours of Service) except that the following periods shall be excluded:

            (a) Years of Service prior to the time the Participant attained age
        ---     18.

            (b) Years of Service during which the Employer did not maintain the
        ---     Plan or a predecessor plan.

            (c) Years of Service during which a Participant elected not to
        ---     contribute to a Plan which required Employee Contributions.

         X  (d) None of the above.
        ---

XIV.    SERVICE WITH OTHER EMPLOYER(S)

         An Employee's service with the following subsidiary or affiliated employer(s) shall be considered as Service for the purpose of this Plan.

         See Attachment #2
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------

- --------------------------------------------------------------------------------

                                 ATTACHMENT #2

              (TO THE WYNDHAM EMPLOYEE SAVINGS & RETIREMENT PLAN)

XIV. Up to five (5) years of service with Predecessor Employers will be considered as service with the Employer for all purposes under this Plan. Predecessor Employer means Trammell Crow Company, the former employer of employees at the Inn at Semi-ah-Moo, the Checkers properties, and Dallas Market Center Development Company ("DMC Devco"); provided, however, former employees of DMC Devco shall receive credit under the Plan for their service with DMC Devco only if such employees are employed by DMC Devco on December 31, 1995.

XV.   SOCIAL SECURITY INTEGRATION LEVEL, SECTION 1.62

       X   not integrated with Social Security
      ---

      The Social Security Integration Level is:

         (a) $_________ (not to exceed the Taxable Wage Base).
      ---
         (b) The Taxable Wage Base in effect on the first day of the Plan Year.
      ---
         (c) ____% of Taxable Wage Base (not to exceed 100%)
      ---

XVI.  CONTRIBUTIONS, SECTION 4.2, 4.8

      A. (1) Elective Deferral Contributions

                Elective Deferral Contributions will NOT be allowed.
             ---
             Each Participant MAY elect to have his Compensation actually paid during the Plan Year reduced by:

                (a)      %
             ---
              X (b) up to   15 %.
             ---          -----
                (c) from ______% to _______%.
             ---
                (d) up to the maximum percentage allowable, not to exceed the limits of sections 402(g) and 415 of the Code.

             Cash bonuses paid within 2-1/2 months after the end of the Plan
             Year SHALL NOT    SHALL  X  be subject to the salary deferral
                           ----     -----
             election.

         (2) Modification, Section 4.2(j)(7) or 4.4 (j)(7)

             A Participant may change the amount of Elective Deferral Contributions that the Participant makes to the Plan (complete
             (a), (b) or (c)):

                (a) ____ per calendar year (may not be less frequent than once).
             ---
                (b) ____ As of the following date(s) (day/month): 1/1, 4/1,
             ---                                                 --------------
                    7/1, 10/1
                    -----------------------------------------------------------
                    ----------------------------------------------------------.

                (c) At any time during the calendar year.
             ---

      B. Required Employee Contributions
         X  Required Employee Contributions will NOT be made.
         ---

         Required Employee Contributions WILL be made as a condition of receiving an Employer contribution in the amount of
            (a) ____% of Compensation actually paid during the
         ---
            Contribution Period.

            (b) Not less than_____%, nor more than _____% of Compensation
         ---
            actually paid during the Contribution Period.

        C. Matching Contributions

               The Employer will NOT make Matching Contributions
           ---

           For each $1.00 of either Elective Deferral Contributions or Required Employee Contributions, as selected above, the Employer will contribute and allocate to each Participant's Matching Contribution Account an amount equal to:

            X  (1) $  .25   (e.g., $.50).
           ---      -------

               (2) A discretionary percentage, to be determined by the Employer.
           ---

           The Matching Contribution on behalf of a Participant shall not exceed:

               (1) $_______ for the Plan Year.
           ---

            X  (2)     1   % of Participant's Compensation for the Contribution
           ---     --------
                   Period.

               (3) N/A
           ---

           In addition, at the end of the Plan Year, the Employer may contribute Additional Matching Contributions to be allocated in the same proportion that the Matching Contribution made on behalf of each Participant during the Plan Year bears to the Matching Contribution made on behalf of all Participants during the Plan Year.

            X  Yes
           ---
               No
           ---

        D. Nonelective Contributions

               (1) Will NOT be made.
           ---

               (2) The contribution for each Contribution Period shall be __%
           ---     of Considered Net Profits.

               (3) The contribution for each Contribution Period shall be __%
           ---     of Compensation.

               (4) For each Contribution Period the Employer will contribute an
           ---     amount equal to $____________ for each Participant.

            X  (5) Discretionary.
           ---

           (Note: Complete the following only if (3), (4) or (5) above is selected.)

           Nonelective Contributions SHALL NOT  X  SHALL ___ be based upon
                                               ---
           Considered Net Profits.

           (Note: If you choose to make a Nonelective Contribution, each Employee eligible to participate in the Plan and who satisfies the Allocation Requirements of Section XVIII or XIX, MUST be given an allocation, regardless of whether they make Elective Deferral Contributions.)

         E.   Voluntary Employee Contributions

               X  (1)   Voluntary Employee Contributions will NOT be permitted.
              ---
                  (2)   Voluntary Employee Contributions WILL be permitted up to
              ---       _____% of Compensation (not to exceed 10%) actually paid
                        during the Plan Year.

         F.   Rollover Contributions

                  (1)   Rollover Contributions will NOT be permitted.
              ---
               X  (2)   Rollover Contributions WILL be permitted.
              ---

- -------------------------------------------------------------------------------

XVII.    ALLOCATION FORMULA FOR NONELECTIVE CONTRIBUTION, SECTION 4.2(f)

         (Note: Complete only if response to Section XVI D. is (2) or (5).)

         The Nonelective Contribution will be allocated to Participants who meet the requirements of Section XVIII or XIX as follows:

          X  (a)   In the same ratio as each Participant's Compensation
         ---       bears to the total Compensation of all Participants.

             (b)   Integrated with Social Security. (Select one of the
         ---       following.)

                       Step-Rate Method
                   ---

                   For each Plan Year, the Employer will contribute an amount equal to _____% of each Participant's Compensation up to the Social Security Integration Level, plus _____% of each Participant's Compensation in excess of the Social Security Integration Level. However, in no event will the excess contribution percentage exceed the amount specified in
                   Section 4.2(f)(3)(B) of the Plan.

                       Maximum Disparity Method
                   ---

                   For each Plan Year, the Employer's Nonelective Contribution shall be allocated in the manner stated in the Section 4.2(f)(4) of the Plan in order to maximize permitted disparity.

- -------------------------------------------------------------------------------

XVIII. ANNUAL ALLOCATION REQUIREMENTS, SECTION 4.2(g)

       An allocation of the annual Nonelective Contribution, annual Matching Contribution and/or Additional Matching Contribution made by the Employer will be made to each Participant who:

        X  (1) Is a Participant on any day during the Plan Year regardless of
       ---     Hours of Service credited during the Plan Year.

           (2) Is credited with 1,000 Hours of Service in the Plan Year for
       ---     which the contribution is made.

           (3) Is a Participant on the last day of the Plan Year.
       ---

           (4) Is credited with 1,000 Hours of Service in the Plan Year for
       --- which the contribution is made and is a Participant or the last day of the Plan Year.

       (Note: If (2), (3) or (4) above is selected, nondiscrimination testing for participation and coverage could be affected.)

           (5) In addition, an allocation of the annual Nonelective
       --- Contribution, annual Matching Contribution and Additional Matching Contribution made by the Employer will be made on behalf of any Participant who retires, dies or becomes disabled during the Plan Year, regardless of the number of Hours of Service credited to such Participant and regardless of whether or not such Participant is a Participant on the last day of the Plan Year.

- --------------------------------------------------------------------------------

XIX.   NONACCRUAL ALLOCATION REQUIREMENTS, SECTION 4.2(g)

       An allocation of the nonannual Matching Contribution or nonannual Nonelective Contribution made by the Employer will be made to each Participant who:

        X  (1) Is a Participant on any day of the Contribution Period.
       ---
           (2) Is a Participant as of the last day of the Contribution Period.
       ---
           (3) In addition, an allocation of the nonannual Matching
       --- Contribution or nonannual Nonelective Contribution made by the Employer will be made on behalf of any Participant who retires, dies, or becomes disabled during the Contribution Period, regardless of whether or not such Participant is a Participant as of the last day of the Contribution Period.

       (Note: If (2) above is selected, nondiscrimination testing for participation and coverage could be affected.)

- --------------------------------------------------------------------------------

XX.     LIMITATIONS ON ALLOCATIONS, ARTICLE 5

        If you maintain, or at any time maintained, another qualified retirement plan in which any Participant in this Plan is (or was) a Participant or could possibly become a Participant, you must complete Part A or B of this section. You must also complete Part A of this section if you maintain a welfare benefit fund, as defined in section 419(e) of the Code, or an individual medical account, as defined in section 415(1)(2) of the Code, for which amounts are treated as Annual Additions with respect to any Participant in this Plan.

        A. If the Participant is covered by another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype plan:

            X  (1) N/A. The Employer has no other defined contribution plan(s).
           ---

           ___ (2) The provisions of Section 5.5 of the Plan will apply, as if the other plan were a Master or Prototype plan.

           ___ (3) Provide the method under which the plans will limit total
                   Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion.

                   ------------------------------------------------------------
                   ------------------------------------------------------------
                   ------------------------------------------------------------
                   ------------------------------------------------------------
                   ------------------------------------------------------------
                   ------------------------------------------------------------

        B. If the Participant is or ever has been a Participant in a qualified defined benefit plan maintained by the Employer:

            X  (1) N/A. The Employer has no defined benefit plan(s).
           ---

           ___ (2) In any Limitation Year, the Annual Additions credited to the
                   Participant under this Plan may not cause the sum of the Defined Benefit Plan Fraction and the Defined Contribution Fraction to exceed 1.0. If the Employer contributions that would otherwise be allocated to the Participant's account during such year would cause the 1.0 limitation to be exceeded, the allocation will be reduced so that the sum of the fraction equals 1.0. Any contributions not allocated because of the preceding sentence will be allocated to the remaining Participants under the allocation formula under the Plan. If the 1.0 limitation is exceeded because of an Excess Amount, such Excess Amount will be reduced in accordance with Section 5.4 of the Plan.

           ___ (3) Provide the method under which the Plan involved will satisfy the 1.0 limitation in a manner that precludes Employer discretion.

                   ------------------------------------------------------------
                   ------------------------------------------------------------
                   ------------------------------------------------------------
                   ------------------------------------------------------------

        C.   Compensation will mean all of each Participant's:

              X  (1)   415 safe-harbor compensation.
             ---

                 (2)   Wages, Tips, and Other Compensation Box on
             ---       Form W-2.

                 (3)   Modified Wages, Tips, and Other Compensation Box
             ---       on Form W-2.

                 (4)   Section 3401(a) wages.
             ---

XXI.    LIMITATION YEAR, SECTION 5.8(i)

        The Limitation Year shall be:

            (a)   The Calendar Year.
        ---
         X  (b)   A 12-month period coinciding with the Plan Year.
        ---

            (c)   A 12-month period beginning on
        ---                                         -------  -------.
                                                     Month     Day

        (Note: If (b) or (c) is selected, a Board of Directors' resolution is necessary.)


XXII.  LIFE INSURANCE, SECTION 7.1

        X  (a)   Participants may NOT elect to purchase Life Insurance.
       ---

           (b)   Participants MAY elect to purchase Life Insurance.
       ---

       (Note: If (b) is selected, the Plan must be Trusteed.)


XXIII. FORFEITURES, SECTION 10.1, 10.4

       Forfeitures will occur upon a:

           (a)   1-Year Break-in-Service (Cash-Out Method).
       ---

        X  (b)   5 consecutive 1-Year Breaks-in-Service.
       ---

       Forfeitures will be:

        X  (a)   Used as an Employer Credit.
       ---

           (b)   Reallocated to Participants' Accounts.
       ---

       (Note: If (b) immediately above is selected and the Plan provides Matching Contributions, the Actual Contribution Percentage Test will be affected.)

XXIV.   INVESTMENT OF PARTICIPANT'S ACCOUNT, SECTION 6.1

        ___ (a) The Participant shall NOT have the authority to direct the investment of contributions made by the Employer.

         X  (b) The Participant SHALL have authority to direct the investment
        ---     of contributions made by the Employer.


XXV.    WITHDRAWALS PRECEDING TERMINATION, ARTICLE 11

        A. Required Employee Contributions

           ___ (1) Withdrawal of Required Employee Contributions will NOT be allowed.

           ___ (2) Withdrawal of Required Employee Contributions WILL be allowed.

           On the date the withdrawal election becomes effective, the Participant will have his contributions suspended pursuant to the terms of Article IV of the Plan for:

           ___ (1) N/A

           ___ (2)  6 months.

           ___ (3) 12 months.

           ___ (4) 24 months.

           Required Employee Contributions may be withdrawn each:

           ___ (1)  6 months.

           ___ (2) 12 months.

           ___ (3) Other ______________.

        B. Voluntary Employee Contributions

           ___ (1) Withdrawal of Voluntary Employee Contributions will NOT be allowed.

           ___ (2) Withdrawal of Voluntary Employee Contributions WILL be allowed.

           Voluntary Employee Contributions may be withdrawn each:

           ___ (1)  6 months.

           ___ (2) 12 months.

           ___ (3) Other ______________.

        C. Elective Deferral Contributions

            X  (1) Withdrawal of Elective Deferral Contributions will NOT be
           ---     allowed.

           ___ (2) Withdrawal of Elective Deferral Contributions WILL be allowed.

           (Note: Participant must have attained age 59-1/2.)

     D. Employer Contributions (Matching and/or Nonelective Contributions)

         X  (1) Withdrawal of the vested portion of Employer contributions,
        ---     pursuant to Section 11.3 of the Plan, will NOT be allowed.

            (2) Withdrawal of the vested portion of Employer contributions,
        ---     pursuant to Section 11.3 of the Plan, WILL be allowed.

        If withdrawals of Employer contributions are permitted, the Participant must satisfy one of the following conditions:

        (Note: You may select one or both. If both are selected, withdrawals may be taken upon satisfaction of either condition, not both.)

            (1) The Participant must have been an Active Participant in the Plan
        ---     for no less than 60 months.

            (2) The Participant must have attained the age of 59-1/2.
        ---

        On the date the withdrawal election under (1) immediately above becomes effective, such Participant will have his contributions suspended pursuant to the terms of Article IV for:

            (1)  N/A
        ---
            (2)  6 months.
        ---
            (3) 12 months.
        ---
            (4) 24 months.
        ---

        Employer contributions may be withdrawn each:

            (1)  6 months.
        ---
            (2) 12 months.
        ---
            (3) Other ________________.
        ---

     E. Serious Financial Hardship - Elective Deferral Contributions

            (1) Withdrawal for Serious Financial Hardship will NOT be allowed.
        ---
         X  (2) Withdrawal for Serious Financial Hardship WILL be allowed.
        ---

     F. Serious Financial Hardship - Other than Elective Deferral Contributions

         X  (1) Withdrawal for Serious Financial Hardship will NOT be allowed.
        ---
            (2) Withdrawal for Serious Financial Hardship WILL be allowed.
        ---

     G. Rollover Contributions

            (1) Withdrawal of Rollover Contributions will NOT be allowed.
        ---
         X  (2) Withdrawal of Rollover Contributions WILL be allowed.
        ---

         If this is a readoption of an existing plan, the following withdrawal option may apply.

         H. Qualified Voluntary Employee Contributions (QVEC/IRP Contributions)

                (a) Withdrawal of QVEC/IRP Contributions will NOT be allowed.
            ---
                (b) Withdrawal of QVEC/IRP Contributions WILL be allowed.
            ---
- --------------------------------------------------------------------------------

XXVI.    LOANS TO PARTICIPANTS, ARTICLE 12

         Loans to Participants are:
         (Note: If loans are permitted, the Plan must be Trusteed.)

             (a) Not Permitted.
         ---
          X  (b) Permitted.
         ---
- --------------------------------------------------------------------------------

XXVII.   JOINT AND SURVIVOR BENEFITS, ARTICLE 9

      A. Distribution Forms

          X  (1) Cash Only
         ---
             (2) Cash and Annuity
         ---

      B. Qualified Preretirement Survivor Annuity, Section 9.3

             (1) 100% Qualified Preretirement Survivor Annuity.
         ---
             (2) 50% Qualified Preretirement Survivor Annuity.
         ---
- --------------------------------------------------------------------------------

XXVIII.  TOP-HEAVY PROVISIONS, SECTION 20.2, 20.3

         A. When a non-Key Employee is a Participant in both this Plan and a defined benefit plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of Top-Heavy minimum benefits. (Select one of the following.)

             X  (1) N/A. The Employer has no other plan(s).
            ---

                (2) A minimum non-integrated allocation of contributions and
            --- Forfeitures equal to ______% (not less than 5) of each non-Key Employee's Compensation, as defined in Section 20.2(b) of the Plan, will be allocated to the non-Key Employee's Participant Account in this Plan, as specified in the Plan.

            (3) A minimum non-integrated allocation of contributions and
        --- Forfeitures equal to 7-1/2% of each non-Key Employee's Compensation, as defined in Section 20.2(b) of the Plan, will be allocated to the non-Key Employee's Participant Account in this Plan, as specified in the Plan. (The Defined Benefit and Defined Contribution Fractions will be computed using 125% if this choice is selected, for all Plan Years in which this Plan is Top-Heavy, but not Super Top-Heavy.)

            (4) Enter the name of the plan(s) and specify the method under which
        --- the plans will provide Top-Heavy Minimum Benefits for non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions (include any adjustments required under Code section 415(e)).

                ____________________________________________________________
                ____________________________________________________________
                ____________________________________________________________
                ____________________________________________________________
                ____________________________________________________________

                (Note: Complete B. only if response to A. is (2), (3) or (4).)

        B. Present value: For purposes of establishing present value to compute the Top-Heavy Ratio, any benefit shall be discounted only mortality and interest based on the following:

           Interest rate: _______%         Mortality Table: ________

           Valuation date: For purposes of computing the Top-Heavy Ratio, the valuation date shall be ______________ of each year.

        C. Where a non-Key Employee is a Participant in this Plan and a Participant in another defined contribution plan(s) of the Employer, indicate which plan will be utilized to provide the minimum Top-Heavy contribution to avoid duplication of the Top-Heavy minimum contribution. (Select one of the following.)

            X  (1) N/A. The Employer has no other plan(s).
           ---
               (2) The minimum allocation shall be as provided in Section
           ---     20.2(a) of the Plan.

               (3) The minimum allocation applicable to Top-Heavy plans will be
           --- met in the other defined contribution plan. (Enter the name of the plan(s).)

                   ______________________________

                   ______________________________

     D. The Vested Interest of each Participant in his Participant's Account attributable to Employer contributions shall be determined on the basis of the following:
         (Section 1 or 2.)

         --- (1)   100% vesting after _____ (not to exceed 3) Years of Service.


          X  (2)    20  % vesting after 1 Year of Service.
         ---       -----

                    40  % (not less than 20) vesting after 2 Years of Service.
                   -----

                    60  % (not less than 40) vesting after 3 Years of Service.
                   -----

                    80  % (not less than 60) vesting after 4 Years of Service.
                   -----

                   100  % (not less than 80) vesting after 5 Years of Service.
                   -----

                   100% vesting after 6 Years of Service.

         If the vesting schedule under the Plan shifts in or out of the above schedule for any Plan Year because of the Plan's Top-Heavy status, such shift is an amendment to the vesting schedule and the election in
         Section 17.1 of the Plan applies.

- -------------------------------------------------------------------------------

XXIX.    OTHER ADOPTING EMPLOYER(S), SECTION 22.2

         The following Adopting Employer(s) also adopt this Plan and have executed this Adoption Agreement:

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         (Note: Adopting Employers are limited to entities defined in Section
         22.2 of the Plan.)

The Employer hereby adopts the Connecticut General Life Insurance Company Defined Contribution Prototype Profit Sharing/Thrift Plan with 401(k) Feature, including all elections made in this Non-Standardized Adoption Agreement, and the Employer agrees to be bound by all the terms of the Plan and by all the terms of this Adoption Agreement and of the Annuity Contract. The Employer further agrees that it will furnish promptly all information required by the Trustee, if applicable, the Plan Administrator and the Insurance Company in order to carry out their functions. The Employer shall notify the Trustee, if applicable, the Plan Administrator and the Insurance Company promptly of any changes in the status of the Employer which might affect the Employer's duties and responsibilities hereunder.

The elections under this Adoption Agreement may be changed by the Employer from time to time by a written instrument signed by the Employer, the Plan Administrator and the Trustee, if applicable, and accepted by the Sponsor. The Employer consents to the exercise by the Sponsor of the right to amend the Plan and the Annuity Contract from time to time as it may deem necessary or advisable.

By signing this Adoption Agreement, the Employer specifically acknowledges that the Insurance Company has no authority: (1) to answer legal questions and that all such questions shall be answered by legal counsel for the Employer; and (2) to make determinations involved in the administration of the Plan and that all such determinations shall be answered by the Employer's Plan Administrator or other designated representative.

Upon execution of this Adoption Agreement by the Employer, the Plan shall be effective with respect to that Employer as of the Effective Date specified herein, provided the Plan Administrator and the Trustee, if applicable, shall then or thereafter execute this Adoption Agreement to signify their acceptance of their duties and responsibilities hereunder and provided further, the Sponsor will indicate its acceptance of the Employer in accordance with its usual rules and practices.

The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Internal Revenue Code section 401. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate key district office for a determination letter.

Connecticut General Life Insurance Company will inform the Employer of any amendments made to the Plan or of the discontinuance or abandonment of such Plan.

CAUTION: You should very carefully examine the elections you have made in this Adoption Agreement and discuss them with your legal counsel. Failure to properly fill out the Adoption Agreement may result in disqualification of your plan.

This Adoption Agreement may only be used in conjunction with Basic Plan Document Number 02.

(Note: The Employer, Plan Administrator and Trustee, if applicable, must all sign below.)

Executed at    Dallas, TX    , this    29th    day of     December    , 1995
            ----------------        ----------        ----------------

                  Wyndham Hotel Company, LTD., a Texas Limited Partnership


                       ---------------------------------------------------
                                   (Employer's Exact Name)

                  By: Wyndham Hotel Management Corporation, Its General Partner

/s/ D. G. SWEENEY      By               (ILLEGIBLE)
- ---------------------------------------------------------------------------
  (Witness)

                          Treasurer of General Partner
                        ----------------------------------------------------
                                           (Title)

                        ----------------------------------------------------
                             (Additional Adopting Employer's Exact Name)

                        By
- -----------------------------------------------------------------------------
  (Witness)

                        ------------------------------------------------------
                                           (Title)

                        ------------------------------------------------------
                             (Additional Adopting Employer's Exact Name)

                        By
- -----------------------------------------------------------------------------
  (Witness)

                        ------------------------------------------------------
                                           (Title)

ACCEPTED this       day of           , 19      .
             ------       -----------    ------


                        By
- ------------------------------------------------------------------------------
  (Witness)                                   (Administrator)


                        By
- ------------------------------------------------------------------------------
  (Witness)                                   (Administrator)


                        By
- -------------------------------------------------------------------------------
  (Witness)                                   (Administrator)

                                By
- -------------------------------------------------------------------------------
  (Witness)                                           (Trustee)


                                By
- -------------------------------------------------------------------------------
  (Witness)                                           (Trustee)


                                By
- -------------------------------------------------------------------------------
  (Witness)                                           (Trustee)


ACCEPTED this        day of           , 19      .
             -------       -----------    ------


                             CONNECTICUT GENERAL LIFE INSURANCE COMPANY


                                 By:
                                    -------------------------------------------
                                            (Authorized Representative)

                      AMENDMENT TO THE ADOPTION AGREEMENT
                                     TO THE
                   WYNDHAM EMPLOYEE SAVINGS & RETIREMENT PLAN


     WHEREAS, Wyndham Hotel Company, LTD., a Texas limited partnership (hereinafter referred to as the "Employer") previously established the Wyndham Employee Savings & Retirement Plan (as restated effective April 1, 1995) (hereinafter referred to as the "Plan"), for the benefit of its eligible employees and their beneficiaries; and

     WHEREAS, the Employer reserved the right to amend the Plan under the terms thereof; and

     WHEREAS, the Employer desires to amend the Plan's Adoption Agreement to permit the Employer to make Matching Contributions and Nonelective Contributions at the end of each calendar quarter;

     NOW, THEREFORE, effective April 1, 1995, the Adoption Agreement is hereby amended as follows:

     Article II of the Adoption Agreement for the Plan is hereby deleted, and the following Article II is inserted in lieu thereof:

     "II.   CONTRIBUTION PERIOD, SECTION 1.17

            The regular Contribution Period for Matching Contributions shall be:

                (a)   Annual.
            ---
                (b)   Monthly.
            ---
                (c)   4-Weekly.
            ---
             X  (d)   Quarterly.
            ---

            The regular Contribution Period for Nonelective Contributions shall be:

                (a)   Annual.
            ---
                (b)   Monthly.
            ---
                (c)   4-Weekly.
            ---
             X  (d)   Quarterly.
            ---

                The regular Contribution Period for Elective Deferral Contributions, Required Employee Contributions and/or Voluntary Employee Contributions shall be:

                    (a) Monthly.
                ---
                 X  (b) 4-Weekly."
                ---

        IN WITNESS WHEREOF, the Employer, the Administrator and the Trustee have hereunto affixed their signatures.

                                          EMPLOYER:

                                          WYNDHAM HOTEL COMPANY, LTD., a
                                          Texas limited partnership



                                          By: /s/ JOHN KLUMPH
                                             --------------------------------
                                          Title: Treasurer of General Partner
                                                -----------------------------

                                          PLAN ADMINISTRATOR:

                                          Wyndham Hotel Company, LTD., a Texas
                                          limited partnership



                                          By: /s/ JOHN KLUMPH
                                             --------------------------------
                                          Title: Treasurer of General Partner
                                                -----------------------------

                                          TRUSTEE:

                                          C.G. Trust Company



                                          By:
                                             --------------------------------
                                          Title:
                                                 ----------------------------

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                           DEFINED CONTRIBUTION PLAN
                         BASIC PLAN DOCUMENT NUMBER 02

                               TABLE OF CONTENTS

ARTICLE                                      CONTENTS                                                    PAGE
   I               Definitions                                                                            1
   II              Service                                                                                16
   III             Eligibility, Enrollment and Participation                                              21
   IV              Contributions and Allocations                                                          24
   V               Limitations on Allocations                                                             50
   VI              Annuity Contract and Participant's Account                                             59
   VII             Life Insurance Policies                                                                60
   VIII            Distribution of Benefits                                                               63
   IX              joint and Survivor Annuity Requirements                                                73
   X               Termination of Employment                                                              79
   XI              Withdrawals                                                                            82
   XII             Loans to Participants                                                                  86
   XIII            Fiduciary Duties and Responsibilities                                                  88
   XIV             The Plan Administrator                                                                 89
   XV              Participants' Rights                                                                   91
   XVI             The Insurance Company                                                                  93
   XVII            Amendment or Termination of the Plan                                                   94
   XVIII           Substitution of Plans                                                                  97
   XIX             Miscellaneous                                                                          98
   XX              Top-Heavy Provisions                                                                   101
   XXI             Trust Agreement                                                                        106
   XXII            Adopting Employer                                                                      111

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                          GROUP PENSION PROTOTYPE PLAN
                         BASIC PLAN DOCUMENT NUMBER 02

The Plan set forth herein may be adopted by an Employer and accepted by the Plan Administrator and, if applicable, the Trustee by executing an Adoption Agreement, which together shall constitute the Employer's Plan, for the exclusive benefit of its eligible Employees and their Beneficiaries, as fully as if set forth in said Adoption Agreement; provided, however, no Employer may adopt this Plan except with the consent of Connecticut General Life Insurance Company.

                                   ARTICLE I

                                  DEFINITIONS

  1.1 ACCRUED BENEFIT. The term Accrued Benefit means the value on any applicable date of the Participant's Account and if applicable, of any Life Insurance Policies on his life.

  1.2 ACTIVE PARTICIPANT. The term Active Participant means any Participant who performs duties as an Employee for the Employer and is not an Inactive Participant.

  1.3 ACTUAL DEFERRAL PERCENTAGE. The term Actual Deferral Percentage (ADP) shall mean, for a specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of (1) the amount of Employer contributions actually paid to the Trust or Insurance Company on behalf of such Participant for the Plan Year to (2) the Participant's Compensation for such Plan Year. Employer contributions on behalf of any Participant shall include: (1) any Elective Deferral Contributions made pursuant to the Participant's deferral election, including Excess Elective Deferral Contributions of Highly Compensated Employees, but excluding Elective Deferral Contributions that are taken into account in the Average Contribution Percentage (ACP) Test (provided the ADP test is satisfied both with and without exclusion of these Elective Deferral Contributions); and (2) if elected by the Employer in the Adoption Agreement, Qualified Nonelective Contributions and Qualified Matching Contributions. For purposes of computing the Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferral Contributions, shall be treated as a Participant on whose behalf no Elective Deferral Contributions are made.

  1.4 ADDITIONAL MATCHING CONTRIBUTIONS. The term Additional Matching Contributions shall mean discretionary contributions made to the Plan by the Employer, as authorized by its Board of Directors by resolution. Additional Matching Contributions' shall be treated as Matching Contributions for nondiscrimination testing and allocation purposes.

  1.5 ADOPTION AGREEMENT. The term Adoption Agreement means the prescribed agreement by which the Employer adopts this Plan, and which sets forth the elective provisions of this Plan specified by the Employer.

  1.6 AGGREGATE LIMIT. The term Aggregate Limit shall mean the sum of (i) 125 percent of the greater of the ADP of the non-Highly Compensated Employees for the Plan Year or the ACP of non-Highly Compensated Employees under the plan subject to Code section 401 (m) for the Plan Year beginning with or within the Plan Year of the CODA and (ii) the lesser of 200% or two plus the lesser of such ADP or ACP. ""Lesser" is substituted for "" greater" in ""(i)", above, and ""greater" is substituted for ""lesser" after ""two plus the in ""(ii)" if it would result in a larger Aggregate Limit.

  1.7 ANNUITY. The term Annuity means a series of payments made over a specified period of time which, for a Fixed Annuity are equal, specified amounts, and which for a Variable Annuity increase or decrease to reflect changes in investment performance of the underlying portfolio.

  1.8 ANNUITY CONTRACT. The term Annuity Contract means the group annuity contract form issued by the Insurance Company to fund the benefits provided under this Plan, as such contract may be amended from time to time in accordance with the terms thereof. The Employer will specify in its Adoption Agreement the types of investments available under this Plan.

  1.9 AVERAGE CONTRIBUTION PERCENTAGE (ACP). The term Average Contribution Percentage shall mean the average of the Contribution Percentages of the Eligible Participants in a group.

  1.10 BENEFICIARY. The term Beneficiary means the beneficiary or beneficiaries entitled to any benefits under a Participant's Account hereunder upon the death of a Participant or Beneficiary or an alternate payee pursuant to a Qualified Domestic Relations Order as defined in section 414(p) of the Code. If any Life Insurance Policy is purchased on the life of a Participant hereunder, the Beneficiary under such Policy shall be designated separately therein. Beneficiary designations are subject to the terms of Article IX. A designated Beneficiary must be an individual.

  1.11 BOARD OF DIRECTORS. The term Board of Directors means the Employer's board of directors or other comparable governing body.

  1.12 CODE. The term Code means the Internal Revenue Code of 1986, as amended from time to time.

  1.13 COMPENSATION. The term Compensation shall mean Compensation as that term is defined in section 5.8(b) of the Plan. For any self-employed individual covered under the Plan, Compensation will mean earned income. Compensation shall include only that Compensation which is actually paid to the Participant during the applicable period. Except as provided elsewhere in this Plan, the applicable period shall be the period elected by the Employer in the Adoption Agreement. If the Employer makes no election, the applicable period shall be the Plan Year.

       In lieu of the definition of Compensation in Section 5.8(b) of the Plan, for purposes of allocating contributions, an Employer may elect in the Adoption Agreement to use one of the following alternative definitions of Compensation:

       (a) Regular or base salary or wages. Regular or base salary or wages (excluding overtime and bonuses) received during the applicable period by the Employee from the Employer. This definition may not be used by integrated or standardized plans.

       (b) Regular or base salary wages plus overtime and/or bonuses. Regular or base salary or wages, plus either or both overtime and/or bonuses, as elected by the Employer in the Adoption Agreement, received during the applicable period by the Employee from the Employer. This definition may not be used by integrated or standardized plans.

       Notwithstanding the above, if elected by the Employer in the Adoption Agreement, Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

       For years beginning after December 31, 1988, the annual Compensation of each Participant taken into account under the Plan for any year shall not exceed $200,000. This limitation shall be adjusted by the Secretary at the same time and in the same manner as under section 415(d) of the Code, (unless a lesser amount is elected by the Employer in the Adoption Agreement) except that the dollar increase in affect on January 1 of any calendar year is effective for years beginning in such calendar year and the first adjustment to the $200,000 limitation is effected on January 1, 1990. If a plan determines Compensation on a period of time that contains fewer than 12 calendar months, then the annual Compensation limit is an amount equal to the annual Compensation limit for the calendar year in which the compensation period begins multiplied by the ratio obtained by dividing the number of full months in the period of 12.

       In determining the Compensation of a Participant for purposes of this limitation, the rules of section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level if this Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation.

       If Compensation for any prior Plan Year is taken into account in determining an Employee's contributions or benefits for the current year, the Compensation for such prior year is subject to the applicable annual Compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual Compensation limit is $200,000.

  1.14 CONSIDERED NET PROFITS. The term Considered Net Profits means the entire amount of the accumulated or current operating profits (excluding capital gains from the sale or involuntary conversion of capital or business assets) of the Employer after all expenses and charges other than (1) the Employer contribution to this and any other qualified plan, and (2) federal or state or local taxes based upon or measured by income, as determined by the Employer, either on an estimated basis or a final basis, in accordance with the generally accepted accounting principles used by the Employer. When the amount of Considered Net Profits has been determined by the Employer, and the Employer contribution made on the basis of such determination, for any Plan Year, such determination and contribution shall be final and conclusive and shall not be subject to change because of any adjustments in income or expense which may be required by the Internal Revenue Service or otherwise. Such determination and Contribution shall not be open to question by any Participant either before or after the Employer contribution has been made.

       In the case of an entity that is a non-profit entity, including a government body, the term Considered Net Profits shall mean the entire amount of the accumulated or current operating surplus (excluding capital gains from the sale or involuntary conversion of capital or business assets) of the Employer after all expenses and charges other than (1) the contribution made by the Employer to the Plan, and (2) federal or state or local taxes based upon or measured by income, in accordance with the generally accepted accounting principles used by the Employer.

       A state or local government or political subdivision thereof, or any agency or instrumentality thereof, or any organization exempt from tax under Subtitle A of the Code, may not elect a 401(k) option in the Adoption Agreement.

  1.15 CONTRIBUTION PERCENTAGE. The term Contribution Percentage shall mean the ratio (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's Compensation for the Plan Year (whether or not the Employee was a Participant for the entire Plan
       Year).

  1.16 CONTRIBUTION PERCENTAGE AMOUNTS. The term Contribution Percentage Amount shall mean the sum of the Employee Contributions, Matching Contributions, Qualified Matching Contributions and Qualified Nonelective Contributions (to the extent not taken into account for purposes of the ADP test) made under the Plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall include forfeitures of Excess Aggregate Contributions or Matching Contributions allocated to the Participant's Account that shall be taken into account in the year in which such forfeiture is allocated. The Employer may elect to use Elective Deferrals in the Contribution Percentage Amounts so long as the ADP test (as defined in section 4.5
       (a)) is met before the Elective Deferrals are used in the ACP test (as defined in section 4.5(c)) and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

  1.17 CONTRIBUTION PERIOD. The term Contribution Period means that regular period (not less than four weeks nor more than one year) specified by the Employer in its Adoption Agreement for which the Employer shall make Employer contributions, if any, and that regular period (either monthly or every four weeks) specified by the Employer in its Adoption Agreement for which Participants may make Employee Contributions, if any. In the case of a Small Case Product Profit Sharing Plan, the Contribution Period shall always be annual. The first Contribution Period may be an irregular period, not longer than one month, commencing not prior to the Effective Date.

  1.18 DISABILITY. The term Disability means a Participant's incapacity to engage in any substantial gainful activity because of a medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months. The performance and degree of such impairment shall be supported by medical evidence.

  1.19 DISABILITY RETIREMENT DATE. The term Disability Retirement Date means the first day of the month after the Administrator has determined that a Participant's incapacity is a Disability. A Participant who retires from the Service of the Employer as of his Disability Retirement Date shall have a Vesting Percentage of 100% and shall receive a distribution of the entire value of his Participant's Account and any policies on his life, or the values thereof, as of his Disability Retirement Date, subject to the provisions of Article VIII and Article IX.

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  1.20 EARLY RETIREMENT DATE. If the Employer has specified in its Adoption
       Agreement that Early Retirement is permitted, then the term Early Retirement Date means the first day of the month coinciding with or next following the date a Participant is separated from Service with the Employer for any reason other than death or Disability, provided that on such date the Participant has attained the conditions specified by the Employer in its Adoption Agreement and has not attained his Normal Retirement Age. A Participant who retires from the Service of the Employer on his Early Retirement Date shall have a Vesting Percentage of 100% and shall receive a distribution of the entire value of his Participant's Account and any policies on his life, or the values thereof, as of his Early Retirement Date, subject to the provisions of
       Article VIII and Article DC.

       If a Participant separates from Service before satisfying the age requirement for Early Retirement, but has satisfied the service requirement, the Participant shall be 100% vested and will be entitled to elect an Early Retirement benefit upon satisfaction of such age requirement.

  1.21 EARNED INCOME. The term Earned Income means the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income- producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under section 404 of the Code.

       Net earnings shall be determined with regard to the deductions allowed to the taxpayer by section 164(f) of the Code for taxable years beginning after December 31, 1989.

  1.22 EFFECTIVE DATE. The term Effective Date means the date specified by the Employer in its Adoption Agreement as the Effective Date of the Plan applicable to the Employer.

  1.23 ELECTIVE DEFERRAL CONTRIBUTIONS.The term Elective Deferral Contributions shall mean contributions made by the Employer to the Plan at the election of the Participant, in lieu of cash compensation, and shall include contributions made pursuant to a salary deferral agreement or other deferral mechanism. With respect to any taxable year, a Participant's elective deferral is the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any CODA as described in section 401 (k) of the Code, any simplified employee pension cash or deferred arrangement as described in section 402(h)(1)(B), any eligible deferred compensation plan as described in section 457, any plan described in section 501(c)(18), and any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under section 403(b) pursuant to a salary reduction agreement.

  1.24 ELIGIBLE PARTICIPANT. The term Eligible Participant shall mean any Employee who is eligible to make an Employee Contribution, or an Elective Deferral Contribution (if the Employer takes such contributions into account in the calculation of the Contribution Percentage), or to receive a Matching Contribution (including forfeitures) or a Qualified Matching Contribution. If an Employee Contribution is required as a condition of participation in the Plan, any Employee who would be a Participant in the Plan if such Employee made such a contribution shall be treated as an Eligible Participant on behalf of whom no Employee Contributions are made.

  1.25 EMPLOYEE. The term Employee means any employee of the Employer maintaining the Plan or any other employer required to be aggregated with such Employer under sections 414(b), (c), (m), or (o) of the Code.

       The term Employee also includes any Leased Employee deemed to be an Employee of the Employer in accordance with sections 414(n) or (o) of the Code.

  1.26 EMPLOYEE CONTRIBUTIONS. The term Employee Contributions shall mean contributions to the Plan or any other plan, that are designated or treated at the time of contribution as after-tax Employee Contributions and are allocated to a separate account to which the attributable earnings and losses are allocated. Such term includes Employee Contributions applied to the purchase of whole life insurance protection or survivor benefit protection, Required Employee Contributions, Voluntary Employee Contributions, and contributions formerly made to this Plan as Participant VIP Contributions.

  1.27 EMPLOYER. The term Employer shall mean the employer that adopts this Plan. In the case of a group of Employers which constitutes a controlled group of corporations (as defined in Code section 414(b) as modified by section 415 (h)) or which constitutes trades or businesses (whether or not incorporated) which are under common control (as defined in section 414(c) as modified by section 415(h)) or which constitutes an affiliated service group (as defined in section 414(m)), Service with all such Employers shall be considered Service with the Employer for purposes of eligibility and vesting. The term Employer shall also mean any Adopting Employer as defined in Section 22.2.

  1.28 ENTRY DATE. The term Entry Date means either the Effective Date or each applicable date thereafter as specified by the Employer in its Adoption Agreement), when an Employee who has fulfilled the eligibility requirements commences participation in the Plan.

       If an Employee is not in the active Service of the Employer as of his initial Entry Date, his subsequent Entry Date shall be the date he returns to the active Service of the Employer, provided he still meets the eligibility requirements. If an Employee does not enroll as a Participant as of his initial Entry Date, his subsequent Entry Date shall be the applicable Entry Date as specified by the Employer in the Adoption Agreement when the Employee actually enrolls as a Participant.

  1.29 ERISA. The term ERISA means the Employee Retirement Income Security Act of 1974 (PL93-406) as it may be amended from time to time, and any regulations issued pursuant thereto as such Act and such regulations affect this Plan and Trust.

  1.30 EXCESS AGGREGATE CONTRIBUTIONS. The term Excess Aggregate Contributions shall mean with respect to any Plan Year the excess of:

       (a) The aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

       (b) The maximum Contribution Percentage Amounts permitted by the ACP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages). Such determination shall be made after first determining Excess Elective Deferral Contributions, pursuant to 4.6(a) and then determining Excess Contributions pursuant to section 4.6(b).

  1.31 EXCESS CONTRIBUTIONS. The term Excess Contributions shall mean, with respect to any Plan Year, the excess of:

       (a) The aggregate amount of Employer contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan year, over

       (b) The maximum amount of such contributions permitted by the ADP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the ADPS, beginning with the highest of such percentages).

  1.32 EXCESS ELECTIVE DEFERRAL CONTRIBUTIONS. The term Excess Elective Deferral Contributions shall mean those Elective Deferral Contributions that are includible in a Participant's gross income under section 402(g) of the Code to the extent such Participant's Elective Deferral Contributions for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferral Contributions shall be treated as annual additions under the Plan pursuant to Article V.

  1.33 FIDUCIARY. The term Fiduciary means any, or all, of the following, as applicable:

       (a) Any Person who exercises any discretionary authority or control respecting the management of the Plan or its assets;

       (b) Any Person who renders investment advice for a fee or other compensation, direct or indirect, respecting any monies or other property of the Plan or has authority or responsibility to do so;

       (c) Any Person who has discretionary authority or responsibility in the administration of the Plan;

       (d) Any Person who has been designated by a Named Fiduciary pursuant to authority granted by the Plan, who acts to carry out a fiduciary responsibility, subject to any exceptions granted directly or indirectly by ERISA.

  1.34 FIXED ANNUITY. The term Fixed Annuity means an annuity providing a series of payments that are payable in specified dollar amounts.

  1.35 FORFEITURE. The term Forfeiture means the amount, if any, by which the value of a Participant's Account plus the value of any Life Insurance Policies on his life exceeds his Vested Interest upon the occurrence of a 1-Year Break-in-Service or 5 consecutive 1-Year Breaks-in-Service, as elected by the Employer in its Adoption Agreement pursuant to Section 10.4, following such Participant's Termination of Employment.

  1.36 HIGHLY COMPENSATED EMPLOYEE. The term Highly Compensated Employee includes highly compensated active employees and highly compensated former employees.

       A highly compensated active employee includes any employee who performs service for the Employer during the determination year and who, during the look-back year; (1) received Compensation from the Employer in excess of $75,000 (as adjusted pursuant to section 415(d) of the Code)-,
       (2) received compensation from the Employer in excess of $50,000 (as adjusted pursuant to section 415(d) of the Code) and was a member of the top-paid group for such year; or (3) was an officer of the Employer and received compensation during such year that is greater thin 50 percent of the dollar limitation in effect under section 415 (b) (1) (A) of the Code. The term Highly Compensated Employee also includes: (1) employees who are described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and who are one of the 100 employees who received the most compensation from the Employer during the determination year; and (2) employees who are 5 percent owners at any time during the look-back year or determination year.

       If no officer has satisfied the compensation requirement of (3) above during either a determination year or look- back year, the highest paid officer for such year shall be treated as a highly compensated employee.

       For this purpose, the determination year shall be the, Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year.

       A highly compensated former employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

       If an Employee is, during a determination year or look-back year, a family member of either a 5-percent owner who is an active or former Employee or a Highly Compensated Employee who is one of the 10 most Highly Compensated Employees ranked on the basis of Compensation paid by the Employer during such year, then the family member and the 5 percent owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the family member and 5 percent owner or top-ten Highly Compensated Employee shall be treated as a single employee receiving Compensation and Plan contributions or benefits equal to the sum of such Compensation and contributions or benefits of the family member and 5 percent owner or top-ten highly compensated employee. For purposes of this section, family member includes the spouse, lineal ascendants and descendants of the employee or former employee and the spouses of such lineal ascendants and descendants.

       The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of the employees in the top-paid group, the top 100 employees, the number of employees treated as officers and the compensation that is considered, will be made in accordance with section 414(q) of the Code and the regulations thereunder.

       Determination year shall mean the Plan Year. The look-back year is the twelve-month period immediately preceding the Plan Year.

       For purposes of this definition, Compensation shall mean compensation as defined in section 415(c)(3) of the Code.

  1.37 INACTIVE PARTICIPANT. The term Inactive Participant means any Participant who does not currently meet the requirements to be an Active Participant due to a suspension of the performance of duties for the Employer. In addition, a Participant who ceases to meet the eligibility requirements in accordance with Section 3.1 shall be considered an Inactive Participant.

  1.38 INSURANCE COMPANY. The term Insurance Company or sponsor means Connecticut General Life Insurance Company, a legal reserve life insurance company of Hartford, Connecticut. If any company other than Connecticut General Life Insurance Company has issued any Life Insurance Policy held by the Trustee under the Plan, then with respect to such Policy only and matters pertaining directly thereto, the term Insurance Company shall be deemed to refer to such other issuing company.

  1.39 IRP CONTRIBUTIONS. The term IRP Contributions formally defined as IRA/VIP or Tax Deductible Qualified Voluntary Employee Contributions
       (QVEC), are voluntary amounts paid by the Participant which the Participant designated in writing are eligible for a tax deduction under Code section 219.

  1.40 JOINT AND SURVIVOR ANNUITY. The term joint and Survivor Annuity means an immediate annuity for the life of the Participant with a survivor annuity for the life of the Participant's spouse which is not less than one-half, nor greater than, the amount of the annuity payable during the joint lives of the Participant and the Participant's spouse. The joint and Survivor Annuity will be the amount of benefit which can be purchased with the Participant's account balance. The percentage of the survivor annuity under the plan shall be 50 percent (unless a different percentage is elected by the Participant).

  1.41 LATE RETIREMENT DATE. The term Late Retirement Date means the first day of the month coinciding with or next following the date a Participant is separated from Service with the Employer after his Normal Retirement Age, for any reason other than death.

  1.42 LEASED EMPLOYEE. The term Leased Employee means any person (other than an employee of the recipient) who, pursuant to an agreement between the recipient and any other person, (.... leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

       A Leased Employee shall not be considered an Employee of the recipient if: (1) such employee is covered by a money purchase pension plan of the leasing organization providing: (a) a nonintegrated Employer contribution rate of at least 10 percent of Compensation, as defined in section 415 (c) (3) of the Code, but including amounts contributed by the employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under section 125, section 402(a)(8), section 402(h) or section 403(b) of the Code, (b) immediate participation, and (c) full and immediate vesting; and (2) Leased Employees do not constitute more than 20 percent of the recipient's non-highly compensated work force.

  1.43 LIFE INSURANCE POLICY. The term Life Insurance Policy (or Policy) means a policy of individual life insurance purchased from the Insurance Company on the life of any Participant.

  1.44 MATCHING CONTRIBUTIONS. The term Matching Contributions shall mean contributions made by the Employer to the Plan on behalf of a Participant on account of either Elective Deferral Contributions or Employee Contributions. In addition, any Forfeiture reallocated as a Matching Contribution shall be considered a Matching Contribution for purposes of this Plan. Matching Contributions shall be made out of Considered Net Profits in an amount specified by the Employer in its Adoption Agreement, for each $1.00 contributed as either an Elective Deferral Contribution or a Required Employee Contribution, as further specified by the Employer in its Adoption Agreement.

       Matching Contributions shall be reduced by any Forfeiture available as an Employer credit, if applicable, in accordance with Section 10.4(b).

       Should there be insufficient Considered Net Profits of the Employer for such Employer contribution, the amount of such Contribution may be diminished to the amount that can be made from the Employer's Considered Net Profits.

       The Employer may designate at the time of contribution that all or a portion of such Matching Contribution be treated as Qualified Matching Contributions.

  1.45 NAMED FIDUCIARY. The term Named Fiduciary means the Administrator and any other Fiduciary designated by the Employer, and any successor thereto.

  1.46 NONELECTIVE CONTRIBUTIONS. The term Nonelective Contributions shall mean contributions made to the Plan by the Employer in accordance with a definite formula as specified in the Adoption Agreement. The Employer may designate at the time of Contribution that the Nonelective Contribution shall be treated as a Qualified Nonelective Contribution.

  1.47 NON-TRUSTEED. The term Non-Trusteed means that the Employer has specified in the Adoption Agreement that there will not be a Trust as a part of the Plan. Contributions under a Non-Trusteed plan will be made directly to the Insurance Company. If the Employer specifies in the Adoption Agreement that the Plan is Non-Trusteed then the terms and provisions of this Plan relating to the Trust shall be of no force or effect.

  1.48 NORMAL RETIREMENT AGE. The term Normal Retirement Age means the age selected in the Adoption Agreement. If the Employer enforces a mandatory retirement age, the Normal Retirement Age is the lesser of that mandatory age or the age specified in the Adoption Agreement.

       Notwithstanding the vesting schedule elected by the Employer in the Adoption Agreement, an Employee's right to his or her account balance shall be nonforfeitable upon the attainment of Normal Retirement Age.

  1.49 NORMAL RETIREMENT DATE. The term Normal Retirement Date means the first day of the month coinciding with or next following the date a Participant attains his Normal Retirement Age. The Normal Retirement Date for readopting Small Case Product Employers shall be the date specified in the Adoption Agreement. If a Participant retires from the Service of the Employer on this Normal Retirement Date, he shall receive a distribution of the entire value of his Participant's Account, and any Policies on his life, or the values thereof, as of his Normal Retirement Date, subject to the Provisions of Article VIII and Article DC.

  1.50 OWNER-EMPLOYEE. The term Owner-Employee means an individual who is a sole proprietor, or who is a partner owning more than 10 percent of either the capital or profits interest of the partnership.

  1.51 PARTICIPANT. The term Participant means any Employee of the Employer, who does participate under this Plan in accordance with its provisions and shall include an Active Participant and an Inactive Participant.

  1.52 PARTICIPANT'S ACCOUNT. The term Participant's Account means the sum of the following sub-accounts maintained on behalf of each Participant.

       (a)  Nonelective Contributions, if any, and earnings thereon;

       (b)  Matching Contributions, if any, and earnings thereon-,

       (c)  Elective Deferral Contributions, if any, and earnings thereon;

       (d)  Voluntary Employee Contributions, if any, and earnings thereon;

       (e)  Qualified Nonelective Contributions, if any, and earnings thereon;

       (f)  Qualified Matching Contributions, if any, and earnings thereon;

       (g)  Rollover Contributions, if any, and earnings thereon;

       (h)  Required Employee Contributions, if any, and earnings thereon;

       (i)  IRP Contributions, if any, and earnings thereon.

       A Participant's Account shall be invested in accordance with rules established by the Plan Administrator that shall be applied in a consistent and nondiscriminatory manner.

  1.53 PERSON. The term Person means any natural person, partnership, corporation, trust or estate.

  1.54 PLAN. The term Plan means this Connecticut General Life Insurance Company Defined Contribution Plan and the Adoption Agreement as adopted by the Employer and as both may be amended from time to time.

  1.55 PLAN ADMINISTRATOR. The term Plan Administrator means the Person or Persons designated by the Employer in its Adoption Agreement and any successor(s) thereto. If more than one Person shall be designated, the committee thus formed shall be known as the Administrative Committee and all references in the Plan to the Plan Administrator shall be deemed to apply to the Administrative Committee. The Plan Administrator shall signify in writing his acceptance of his responsibility as a Named Fiduciary.

  1.56 PLAN YEAR. The term Plan Year means the 12-consecutive month period specified by the Employer in the Adoption Agreement.

       If the Plan Year shifts to a new 12-consecutive month period, such new Plan Year shall begin before the end of the old Plan Year. For purposes of eligibility and vesting, each Participant shall receive credited service in each year for the overlap period.

  1.57 QUALIFIED MATCHING CONTRIBUTIONS. The term Qualified Matching Contributions shall mean Matching Contributions which are subject to the distribution and nonforfeitability requirements under section 401(k) of the Code when made.

  1.58 QUALIFIED NONELECTIVE CONTRIBUTIONS. The term Qualified Nonelective Contributions shall mean Nonelective Contributions made by the Employer and allocated to Participants' accounts that the Participants may not elect to receive in cash until distributed from the Plan; that are nonforfeitable when made; and that are distributable only in accordance with the distribution provisions that are applicable to Elective Deferral Contributions and Qualified Matching Contributions.

  1.59 REQUIRED EMPLOYEE CONTRIBUTIONS. The term Required Contributions means Employee post-tax contributions that the Employer requires as either a condition of participation, or of receiving an Employer contribution.

  1.60 SELF-EMPLOYED INDIVIDUAL. The term Self-Employed Individual means an individual who has earned income for the taxable year from the trade or business for which the Plan is established; also, an individual who would have earned income but for the fact that the trade or business had no net profits for the taxable year.

  1.61 SERIOUS FINANCIAL HARDSHIP. The term Serious Financial Hardship means an immediate and heavy financial need of the Participant where such Participant lacks the available resources to meet the hardship. The Plan Administrator shall make a determination of whether a Serious Financial Hardship exists.

  1.62 SOCIAL SECURITY INTEGRATION LEVEL. The term Social Security Integration Level means the amount specified by the Employer in the Adoption Agreement. If the Taxable Wage Base is amended, the Social Security Integration Level will be deemed to have been amended.

  1.63 TAXABLE WAGE BASE. The term Taxable Wage Base means the contribution and benefit base in effect under section 230 of the Social Security Act of the beginning of the Plan Year.

  1.64 TERMINATION OF EMPLOYMENT. The term Termination of Employment means a severance of the Employer-Employee relationship which occurs prior to a Participant's Normal Retirement Age for any reason other than Early Retirement, Disability, or death.

  1.65 TRUST. The term Trust means the trust agreement if the Employer specifies in the Adoption Agreement that the Plan is Trusteed. The trust agreement is entered into by the Employer, the Administrator and the Trustee by completing and signing the Adoption Agreement, which trust agreement forms a part of, and implements the provisions of the Plan as it applies to the Employer. If the Employer specifies in the Adoption Agreement that the Plan is Non- Trusteed then the terms and provisions of this Plan relating to the Trust shall be of no force and effect.

  1.66 TRUSTEE. The term Trustee means the trustee(s) designated by the Employer in its Adoption Agreement, if applicable, and any successor(s) thereto.

  1.67 VARIABLE ANNUITY. The term Variable Annuity means an annuity providing a series of payments that increase or decrease to reflect changes in investment performance of the underlying portfolio.

  1.68 VESTED INTEREST. The term Vested Interest on any date means the nonforfeitable right to an immediate or deferred benefit in the amount which is equal to the sum of (a), (b) and (c) below:

       (a) The value on that date of that portion of the Participant's Account and of any Life Insurance Policies on his life that is attributable to and derived from Employee Contributions, if any;

       (b) The value on that date of the portion of the Participant's Account attributed to Elective Deferral Contributions, if any; Qualified Nonelective Contributions, if any; and Qualified Matching Contributions, if any; and

       (c) The value on that date of that portion of the Participant's Account and of any Life Insurance Policies on his life that is attributable to and derived from contributions made by the Employer (and Forfeitures, if any) multiplied by his Vesting Percentage determined on the date applicable.

  1.69 VESTING PERCENTAGE. The term Vesting Percentage means the Participant's nonforfeitable interest in Matching Contributions or Nonelective Contributions credited to his Participant's Account plus the earnings thereon computed as of the date of determining such percentage because of the occurrence of some event in accordance with one of the schedules listed below, based on Years of Service with the Employer, as specified by the Employer in its Adoption Agreement:

       (a)  100% full and immediate;

       (b)  100% after 3 Years of Service;

       (c)  20% per Year of Service, 100% at 5 Years of Service;

       (d) 20% after 3 Years of Service, 20% per Year of Service thereafter, 100% at 7 Years of Service;

       (e) 20% after 2 Years of Service, 20% per Year of Service thereafter, 100% at 6 Years of Service;

       (f)  100% after 5 Years of Service;

       (g)  25% after 1 Year of Service, 100% after 4 Years of Service;

       (h)  Other.

  1.70 VOLUNTARY EMPLOYEE CONTRIBUTIONS. The term Voluntary Employee Contributions means post-tax contributions made voluntarily by an Employee and any contributions formerly made as Participant VIP Contributions.

                                   ARTICLE II

                                    SERVICE

  2.1 SERVICE. The term Service means active employment with the Employer as an Employee.

  2.2 ABSENCE FROM EMPLOYMENT. Absence from employment on account of a leave of absence authorized by the Employer pursuant to the Employer's established leave policy will be counted as employment with the Employer provided that such leave of absence is of not more than two years' duration. Absence from employment on account of active duty with the Armed Forces of the United States will be counted as employment with the Employer. If the Employee does not return to active employment with the Employer, his Service will be deemed to have ceased on the date the Administrator receives notice that such Employer's leave policy shall be applied in a uniform and nondiscriminatory manner to all Participants under similar circumstances.

  2.3 HOUR OF SERVICE. The term Hour of Service means a period of Service during which an Employee shall be credited with one Hour of Service as described in (a), (b), and (c) below:

       (a) Each hour for which an Employee is directly or indirectly paid, or entitled to payment, by the Employer for the performance of duties. These hours shall be credited to the Employee for the computation period or periods in which the duties were performed; and

       (b) Each hour for which an Employee is paid or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective or whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service will be credited under this paragraph or a single computation period (whether or not the period occurs in a single computation period). Hours under this paragraph will be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference; and

       (c) Each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer. The same Hours of Service will not be credited under subsection (a) or subsection (b), as the case may be, and under this subsection (c). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made; and Hours of Service will be credited for employment with other members of an affiliated service group (under Code section 414(m)), a controlled group of corporations (under Code section 414(b)), or a group of trades or businesses under common control (under section 414(c) of the Code), of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to Code section 414(o).

       Hours of Service will also be credited for any individual considered an Employee for purposes of this Plan under section 414(n) or section 414(o) of the Code.

       Solely for purposes of determining whether a Break-in-Service, as defined in Section 2.4, for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a Break-in-Service in that period, or (2) in all other cases, in the following computation period.

       Service shall be determined on the basis of the method selected in the Adoption Agreement.

  2.4 1-YEAR BREAK-IN-SERVICE. Except as provided in Section 2.6, the term 1-year Break-in-Service means any Plan Year during which an Employee fails to complete more than 500 Hours of Service.

  2.5 YEAR(S) OF SERVICE. The term Year(s) of Service means a 12-consecutive month period during which an Employee has completed at least 1,000 Hours of Service.

       (a) Eligibility Computation Period. For purposes of determining Years of Service and Breaks-in-Service for eligibility, the 12-consecutive month period shall begin with the date on which the Employee first performed an Hour of Service for the Employer and, where additional periods are necessary, succeeding anniversaries of his employment commencement date. The employment commencement date is the date on which the Employee first performs an Hour of Service for the Employer maintaining the Plan.

       (b) Vesting Computation Period.In computing Years of Service and Breaks-in-Service for vesting, the 12- consecutive month period shall be the Plan Year. However, active participation as of the last day of the Plan Year is not required in order for a Participant to be credited with a Year of Service for vesting purposes.

       (c) Contribution Computation Period. If the Employer specifies an annual Contribution Period in its Adoption Agreement, for the purpose of determining a Participant's eligibility to receive a Contribution, the 12- consecutive month period shall be any Plan Year during which the Active Participant is credited with at least 1,000 Hours of Service. However, when an Employee first becomes a Participant or resumes active participation in the Plan following a 1-Year Break-in-Service on a date other than the first day of the Plan Year, all Hours of Service credited to the Participant during that Plan Year, including those Hours credited prior to the date the Employee enrolls (or reenrolls) as an Active Participant in the Plan shall be counted. Furthermore, the Employer may require in its Adoption Agreement that a Participant be a Participant as of the last day of the Plan Year in order to be eligible to receive a contribution for a Plan Year.

       (d) If the Employer permits Early Retirement by Participants in its Adoption Agreement, for the purpose of determining Early Retirement the 12-consecutive month period shall be the Plan Year. However, active participation as of the last day of the Plan Year is not required in order for a Participant to be credited with a Year of Service.

       Service with a predecessor organization of the Employer shall be treated as Service with the Employer for the purposes of subsections (a), (b) and (d) above in any case in which the Employer maintains the Plan of such predecessor organization.

  2.6 ELAPSED TIME ELIGIBILITY. If the Employer has selected an eligibility requirement in the Adoption Agreement that is or includes a fractional Year(s) of Service requirement, the provisions of this Section shall apply.

       (a) For purposes of determining an Employee's initial or continued eligibility to participate in the Plan, an Employee will receive credit for the aggregate of all time period(s) commencing with the Employee's first day of employment or reemployment and ending on the date a Break-in-Service (as defined in this Section) begins. The first day of employment or reemployment is the first day the Employee performs an Hour of Service. An Employee will also receive credit for any Period of Severance of less than 12-consecutive months. Fractional periods of a year will be expressed in terms of days.

       (b) For purposes of this Section, Hour of Service shall mean each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer.

       (c) For purposes of this Section, a Break-in-Service is a Period of Severance of at least 12-consecutive months.

       (d) A Period of Severance is a continuous period of time during which the Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the 12-month anniversary of the date on which the Employee was otherwise first absent from Service.

       (e) In the case of an individual who is absent from work for maternity or paternity reasons, the 12-consecutive month period beginning on the first anniversary of the first day of such absence shall not constitute a Break-in-Service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of the birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

       (f) If the Employer is a member of an affiliated service group (under Code section 414(m)), a controlled group of corporations (under Code section 414(b)), a group of trades or businesses under common control (under Code section 414(c)) or any other entity required to be aggregated with the Employer pursuant to Code section 414(o), Service will be credited for any employment for any period of time for any other member of such group. Service will also be credited for any individual required under Code section 414(n) or Code section 414(o) to be considered an Employee of any Employer aggregated under Code sections 414(b), (c), or (m) of such group. Service will also be credited for any individual required under Code section 414(n) or Code section 414(o) to be considered an Employee of any Employer aggregated under Code sections 414(b),
            (c), or (m).

  2.7 DETERMINING VESTING PERCENTAGE. Vesting credit shall be given for each Year of Service except those periods specifically excluded in the Adoption Agreement.

       If a Participant completes less than 1,000 Hours of Service during a Plan Year while remaining in the Service of the Employer, his Vesting Percentage shall not be increased for such Plan Year. However, at such time as the Participant again completes at least 1,000 Hours of Service in any subsequent Plan Year, his Vesting Percentage shall then take into account all Years of Service with the Employer except those specifically excluded in the Adoption Agreement.

       If an individual who ceases to be an Employee and is subsequently rehired as an Employee enrolls (or reenrolls) in the Plan, upon his participation (or reparticipation) his Vesting Percentage shall then take into account all Years of Service except those specifically excluded in the Adoption Agreement.

       In the case of a Participant who has 5 consecutive 1-Year Breaks-in-Service, all Years of Service after such Breaks-in-Service will be disregarded for the purpose of vesting the Employer-derived account balance that accrued before such breaks. In the case of a Participant who has 5 consecutive 1-Year Breaks-in-Service, both pre-break and post-break service will count for the purpose of vesting the Employer-derived account balance that accrues after such Breaks-in-Service. In the case of a Participant who does not have 5-consecutive 1-Year Breaks- in-Service, both the pre-break and post-break Service will count in vesting both the pre-break and post-break Employer-derived account balance.

       Separate accounts will be maintained for the Participant's pre-break and post-break Employer-derived account balance. Both accounts will share in the earnings and losses of the fund. For purposes of this subsection,....  Employer-derived account balance" shall mean that portion of a Participant's Account attributable to (1) Matching Contributions; (2) Nonelective contributions; (3) Qualified Nonelective Contributions; or (4) Qualified Matching Contributions.

  2.8 EXCLUDED YEARS OF SERVICE. In determining the Vesting Percentage of an Employee, all Years of Service with the Employer(s) maintaining the Plan shall be taken into account, except that the following periods may be excluded, as specified by the Employer in its Adoption Agreement:

       (a)  Years of Service prior to the time a Participant attained age 18;

       (b) Years of Service during which the Employer did not maintain the Plan or a predecessor plan;

       (c) Years of Service during a period for which the Employee made no Required Contributions;

       For the purposes of this Section a predecessor plan shall mean a plan of the Employer that was terminated within five years preceding or following the Effective Date of this Plan.

                                  ARTICLE III

                   ELIGIBILITY, ENROLLMENT AND PARTICIPATION

  3.1 ELIGIBILITY. Each Employee shall be eligible to become a Participant as of the day he meets the following requirements, if any, specified by the Employer in its Adoption Agreement, relating to:

       (a)  Required service;

       (b)  Minimum attained age;

       (c)  job class requirements;

       In addition to the eligibility conditions stated above, the Employer may specify in the Adoption Agreement certain groups of Employees who are not eligible to participate in the Plan.

       Notwithstanding the foregoing, if the Employer's Plan as set forth herein, replaces or amends a preceding plan, then those Employees participating under the Plan as written prior to such replacement or amendment, shall be eligible to be Participants hereunder without regard to length of Service, or minimum attained age otherwise required herein.

  3.2 ENROLLMENT A-ND PARTICIPATION. Each eligible Employee may enroll as of his Entry Date, by completing and delivering to the Plan Administrator an enrollment form, and if applicable, a payroll deduction authorization.

  3.3 REEMPLOYED PARTICIPANT. In the case of an individual who ceases to be an Employee and is subsequently rehired as an Employee, the following provisions shall apply in determining eligibility to again participate in the Plan:

       (a) If the Employee had met the eligibility requirements as specified in Section 3.1, such Employee will become an Active Participant in the Plan in accordance with Section 3.2 as of the date he is reemployed as an Employee.

       (b) If the Employee had not formerly met the eligibility requirements specified in Section 3.1, such Employee will become an Active Participant in the Plan after meeting the requirements of Section
            3.1 in accordance with Section 3.2.

  3.4 ELIGIBLE CLASS. If a Participant becomes ineligible to participate because he is no longer a member of an eligible class of Employees, such Employee shall participate immediately upon his return to an eligible class of Employees. If such Participant incurs a Break-in-Service, eligibility will be determined under the Break-in- Service rules of the Plan.

       If an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee shall participate immediately if such Employee has satisfied the minimum age and Service requirements and would have previously become a Participant had he been in the eligible class. If such Participant incurs a Break-in-Service, eligibility will be determined under the Break-in-Service rules of the Plan.

  3.5 WAIVER OF PARTICIPATION. Notwithstanding any provision of the Plan to the contrary, any Employee in accordance with the rules of the Plan may decline to become a Participant or cease to be an Active Participant by filing a written waiver of participation with the Administrator in the manner it prescribes. Such waiver must be filed prior to the date such Employee is eligible to become a Participant, or in the case of an Active Participant, in the last month of the Plan Year immediately preceding the Plan Year for which he wishes to cease being an Active Participant.

       Any Employee who files such a waiver shall not become a Participant, or if an Active Participant, shall elect to cease to be such as of the first day of the succeeding Plan Year; and such Employee shall not receive any additional Compensation or other sums by reason of his waiver of participation.

       Any such waiver may be rescinded by an Employee effective on the first day of the first Plan Year following one or more Plan Years commencing after the filing of such waiver in which he was not an Active Participant, in which event he shall become a Participant, or again become an Active Participant, as the case may be, effective as of such date.

       No Employee who is eligible to participate in a standardized plan may waive participation or voluntarily reduce his/her Compensation for purposes of this Plan.

  3.6 OWNER-EMPLOYEES. If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan and the plan established for other trades or businesses must, when looked at as a single plan, satisfy sections 401 (a) and (d) of the Code for the Employees of this and all other trades or businesses. If the plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies sections 401(a) and (d) of the Code and which provides contributions and benefits not less favorable than provided for Owner-Employees under this Plan.

       If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

       For purposes of the preceding paragraphs, an Owner-Employee or two or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or two or more Owner-Employees together:

       (1)  own the entire interest in an unincorporated trade or business, or

       (2) in the case of a partnership, own more than 50 percent of either the capital interest or the profits interest in the partnership.

       For purposes of the preceding sentence, an Owner-Employee or two or more Owner-Employees shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner- Employee, or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.

                                   ARTICLE IV

                         CONTRIBUTIONS AND ALLOCATIONS

  4.1  MONEY PURCHASE PENSION PLAN.

       (a) Contributions - Employer. The Employer shall contribute an amount, as specified in its Adoption Agreement, equal to a fixed percentage of each Participant's Compensation or a flat dollar amount in accordance with (1), (2) or (3) below:

            (1) Formula A: Not Integrated with Social Security. An amount equal to a percentage from 1% to 25% of the Compensation of each Participant, subject to the Limitations on Allocations in accordance with Article V.

            (2) Formula B: Flat Dollar Amount. An amount, as elected by the
                Employer in the Adoption Agreement. Formula B may not be elected by a standardized plan.

            (3) Formula C: Integrated with Social Security.

                Base Contribution: An amount equal to a percentage (as specified in the Adoption Agreement) of Compensation of each Participant up to the Social Security Integration Level;

                Excess Contribution: In addition, an amount equal to a percentage (as specified in the Adoption Agreement) of the Participant's Compensation which is in excess of the Social Security Integration Level, subject to the Limitations on Allocations in accordance with Article V. This Excess Contribution percentage shall not exceed the lesser of:

                (A)  twice the Base Contribution or

                (B)  the Base Contribution plus the greater of:

                     (i) old age insurance portion of the Old Age Survivor Disability (OASDI) tax rate; or

                     (ii)  5.7%.

                     If the Employer has elected in the Adoption Agreement to use a Social Security Integration Level that in any Plan Year is the greater of $10,000 or 20% but less than 100% of the Taxable Wage Base, then the 5.7% limitation specified in 4.1(a)(3)(B)(ii) shall be adjusted in accordance with the following table:

                           ---------------------------------------------------------------------------------
                                        IF THE SOCIAL SECURITY INTEGRATION LEVEL
                           ---------------------------------------------------------------------
                                    is more                             but not more
                                     than                               THAN
                           ---------------------------------------------------------------------
                           the greater of $ 10,000 or              80% of the Taxable Wage              4.3%
                           20% of the Taxable Wage                 Base
                           Base

                           80% of the Taxable Wage                 100% of the Taxable                  5.4%
                           Base                                    Wage Base
                           ---------------------------------------------------------------------------------

       (b)  Contributions - Participant.

            The Plan Administrator will not accept Required Employee Contributions or Voluntary Employee Contributions which are made for Plan Years beginning after the Plan Year in which this Plan is being adopted by the Employer. Required Employee Contributions and Voluntary Employee Contributions for Plan Years beginning after December 31, 1986 will be limited so as to meet the nondiscrimination test of section 401(m) of the Code as provided in
            Section 4.5(c).

       (c)  Contribution - Timing.

            Contributions made on other than an annual basis shall be paid to the Trust or Insurance Company, as applicable, not less frequently than monthly or every four weeks. Contributions made on an annual basis shall be paid to the Trust or the Insurance Company, as applicable, at the end of the Plan Year, or as soon as possible on or after the last day of such Plan Year, but in any event not later than the date prescribed by law for filing the Employer's income tax return, including any extension thereof. To the extent that contributions are used to purchase Life Insurance Policies, then such contributions for any Plan year maybe paid to the Trust when premiums for such Policies are due during the Plan Year.

       (d)  Contribution - Allocation.

            Employer contributions shall be allocated to the accounts of Participants in accordance with the allocation requirements as specified by the Employer in the Adoption Agreement. If the Employer has adopted a Standardized Adoption Agreement, the allocation of any nonannual contribution made by the Employer shall be made for each Participant who is a Participant on any day of the Contribution Period regardless of Hours of Service.

       (e)  Forfeitures.

            Forfeitures will be used in the manner elected in the Adoption Agreement as follows:

            (1) used to reduce Employer contributions, pay Plan expenses, or

            (2) allocated in the same manner elected in the Adoption Agreement for the allocation of Employer contributions.

       (f)  Expenses.

            The Employer may contribute to the Plan the amount necessary to pay any applicable expense charges and administration charges. In lieu of the Employer contributing the amount necessary to pay such charges, these expenses may be paid from Plan ASSETS.

  4.2  PROFIT SHARING/THRIFT PLAN WITH 401(K) FEATURE

       (a)  Contributions - Employer.

            For each Plan Year, as specified in the Adoption Agreement, the Employer shall make one or more of the following contributions.

            (1) Elective Deferral Contributions.

            (2) Matching Contributions.

            (3) Additional Matching Contributions.

            (4) Nonelective Contributions.

       (b)  Contributions - Participant.

            For each Plan Year, as specified in the Adoption Agreement, each Participant may elect to make Required Employee Contributions and/or Voluntary Employee Contributions.

       (c)  Fail-Safe Contribution.

            The Employer reserves the right to make a discretionary Nonelective Contribution to the Plan for any Plan Year, if the Employer determines that such a contribution is necessary to ensure the Actual Deferral Percentage Test or the Actual Contribution Percentage Test will be satisfied for that Plan Year. Such amount shall be designated by the Employer at the time of contribution as a Qualified Nonelective Contribution and shall be known as a Fail-Safe Contribution.

            The Fail-Safe Contribution shall be made on behalf of all eligible non-Highly Compensated Employees who are Participants and who are considered under the Actual Deferral Percentage Test or, if applicable, the Actual Contribution Percentage Test and shall be allocated to the Participant's Account of each such Participant in an amount equal to a fixed percentage of such Participant's Compensation. The fixed percentage shall be equal to the minimum fixed percentage necessary to be contributed by the Employer on behalf of each eligible non-Highly Compensated Employee who is a Participant so that the Actual Deferral Percentage Test or, if applicable, the Actual Contribution Percentage Test is satisfied.

            The Fail-Safe Contribution shall be made on behalf of all eligible non-Highly Compensated Employees who are Participants and who are considered under the Actual Deferral Percentage Test or, if applicable, the Actual Contribution Percentage Test and shall be allocated to the Participant's Account of each such Participant in an amount equal to a fixed percentage of such Participant's Compensation. The fixed percentage shall be equal to the minimum fixed percentage necessary to be contributed by the Employer on behalf of each eligible non-Highly Compensated Employee who is a Participant so that the Actual Deferral Percentage Test or, if applicable, the Actual Contribution Percentage Test is satisfied.

       (d)  Contribution - Changes.

            For each Plan Year, a Participant may change the amount of his Required Employee Contributions, Voluntary Employee Contributions and/or Elective Deferral Contributions as often as the Plan Administrator allows (on a consistent and nondiscriminatory basis), on certain dates prescribed by the Plan Administrator.

       (e)  Contributions - Timing.

            (1) Elective Deferral Contributions shall be paid by the Employer to the Trust or the Insurance Company, not less frequently than monthly or four weekly, but never later than 90 days following the date of deferral.

            (2) Matching Contributions made on other than an annual basis shall be paid to the Trust or Insurance Company, as applicable, not less frequently than monthly or every four weeks. Matching Contributions and/or Additional Matching Contributions made on an annual basis shall be paid to the Trust or the Insurance Company, as applicable, at the end of the Plan Year, or as soon as possible on or after the last day of such Plan Year, but in any event not later than the date prescribed by law for filing the Employer's income tax return, including any extension thereof. To the extent that Matching Contributions are used to purchase Life Insurance Policies, then such contributions for any Plan year may be paid to the Trust when premiums for such Policies are due during the Plan Year.

            (3) Nonelective Contributions made on other than an annual basis shall be paid to the Trust or Insurance Company, as applicable, not less frequently than monthly or every four weeks. Nonelective Contributions made on an annual basis shall be paid to the Trust or the Insurance Company, as applicable, at the end of the Plan Year, or as soon as possible on or after the last day of such Plan Year, but in any event not later than the date prescribed by law for filing the Employer's income tax return, including any extension thereof. To the extent that Nonelective Contributions are used to purchase Life Insurance Policies, then such contributions for any Plan year may be paid to the Trust when premiums for such Policies are due during the Plan Year.

            (4) Employee Contributions shall be transferred by the Employer to the Trust or the Insurance Company, not less frequently than monthly or four weekly, but never later than 90 days following the date such contributions are made by the Employee.

            (5) The Fail-Safe Contribution for any Plan Year as determined above shall be paid to the Insurance Company at the end of the Plan Year, or as soon as possible on or after the last day of such Plan Year, but in no event later than the date which is prescribed by law for filing the Employer's income tax return, including any extensions thereof.

       (f)  Contributions - Allocations.

            The allocation of Nonelective Contributions shall be made in accordance with (1), (2), (3) or (4) below, as specified by the Employer in the Adoption Agreement.

            (1) Formula A: Compensation Ratio - Not Integrated with Social
                Security.

                The allocation to each Participant shall be made in the proportion that the Compensation paid to each Participant eligible to receive an allocation bears to the Compensation paid to all Participants eligible to receive an allocation; or

            (2) Formula B: Flat Dollar Amount.

                The allocation to each Participant shall be a flat dollar amount as elected by the Employer in the Adoption Agreement. Formula B may not be elected by a standardized plan.

            (3) Formula C: Integrated with Social Security - Step Rate Method.

                Base Contribution: An amount equal to a percentage (as specified in the Adoption Agreement) of Compensation of each Participant up to the Social Security Integration Level; Excess
                Contribution: In addition, an amount equal to a percentage (as specified in the Adoption Agreement) of the Participant's Compensation which is in excess of the Social Security Integration Level, subject to the Limitations on Allocations in accordance with Article V. This Excess Contribution percentage shall not exceed the lesser of:

                (A)  twice the Base Contribution or

                (B)  the Base Contribution plus the greater of:

                     (i) the old age insurance portion of the Old Age Survivor Disability (OASDI) tax rate; or

                     (ii)  5.7%.

                     If the Employer has elected in the Adoption Agreement to use a Social Security Integration Level that in any Plan Year is the greater of $10,000 or 20% but less than 100% of the Taxable Wage Base, then the 5.7% limitation specified in 4.2(f)(3)(B)(ii) shall be adjusted in accordance with the following table:

                           ---------------------------------------------------------------------------------
                                        IF THE SOCIAL SECURITY INTEGRATION LEVEL
                           ---------------------------------------------------------------------
                                    is more                             but not more
                                     than                               THAN
                           ---------------------------------------------------------------------
                           the greater of $10,000 or               80% of the Taxable Wage              4.3%
                           20% of the Taxable Wage                 Base
                           Base

                           80% of the Taxable Wage                 100% of the Taxable                  5.4%
                           Base                                    Wage Base
                           ---------------------------------------------------------------------------------

            (4) Formula C: Integrated with Social Security - Maximum Disparity
                Method.

                Subject to the Limitations on Allocations specified in Article V, for each Plan Year the contributions shall be allocated in accordance with the following:

                (A) An amount equal to 5.7% of the sum of each Participant's total Compensation plus Compensation that is in excess of the Social Security Integration Level shall be allocated to each Participant's Account. If the Employer does not contribute such amount for all Participants, an amount shall be allocated to each Participant's Account equal to the same proportion that each Participant's total Compensation plus Compensation that is in excess of the Social Security Integration Level bears to the total Compensation plus Compensation in excess of the Social Security Integration Level of all Participants in the Plan.

                     If the Employer has elected in the Adoption Agreement to use a Social Security Integration Level that in any Plan Year is the greater of $10,000 or 20% but less than 100% of the Taxable Wage Base, then the 5.7% limitation specified in this Section shall be adjusted in accordance with the following table:


                           ---------------------------------------------------------------------------------
                                        IF THE SOCIAL SECURITY INTEGRATION LEVEL
                           ---------------------------------------------------------------------
                                    is more                             but not more
                                     than                               Than
                           ---------------------------------------------------------------------
                           the greater of $10,000 or               80% of the Taxable Wage              4.3%
                           20% of the Taxable Wage                 Base
                           Base

                           80% of the Taxable Wage                 100% of the Taxable                  5.4%
                           Base                                    Wage Base
                           ---------------------------------------------------------------------------------


                (B) The balance of the contribution made by the Employer (if any), shall be allocated to the Participant's Account in the proportion that each Participant's Compensation bears to the total Compensation of all Participants.

       (g)  Allocation Requirements.

            Employer contributions shall be allocated to the accounts of Participants in accordance with the allocation requirement as specified by the Employer in its Adoption Agreement. If the Employer has adopted a Standardized Adoption Agreement, the allocation of any nonannual contribution made by the Employer shall be made to each Participant who is a Participant on any day of the Contribution Period regardless of Hours of Service.

       (h)  Forfeitures.

            Forfeitures will be used in the manner elected in the Adoption Agreement as follows:

            (1) Forfeitures will be used to reduce Employer contributions, pay
                Plan expenses, or

            (2) Forfeitures will be allocated in accordance with the allocation formula in the Plan.

       (i)  Expenses.

            The Employer may contribute to the Plan the amount necessary to pay any applicable expense charges and administration charges. In lieu of the Employer contributing the amount necessary to pay such charges, these expenses may be paid from Plan assets.

       (j)  Special Rules - Elective Deferral Contributions.

            (1) Each Participant may elect to defer his Compensation in an amount specified in the Adoption Agreement, subject to the limitations of this Section. A deferral election (or modification of an earlier election) may not be made with respect to Compensation which is currently available on or before the date the Participant executed such election, or if later, the latest of the date the Employer adopts this cash or deferred arrangement, or the date such arrangement first becomes effective. Any elections made pursuant to this Section shall become effective as soon as is administratively feasible.

            (2) If elected by the Employer in the Adoption Agreement, each
                Participant may elect to defer and have allocated for a Plan Year all or a portion of any cash bonus attributable to services performed by the Participant for the Employer during such Plan Year and which would have been received by the Participant on or before two and one-half months following the end of the Plan Year but for the deferral. A deferral election may not be made with respect to cash bonuses which are currently available on or before the date the Participant executed such election. Notwithstanding the foregoing, cash bonuses attributable to services performed by the Participant during a Plan Year but which are to be paid to the Participant later than two and one-half months after the close of such Plan Year will be subject to whatever deferral election is in effect at the time such cash bonus would have otherwise been received.

            (3) Elective Deferral Contributions will be allocated to the
                Participant's Account and shall be one hundred percent (100%) vested and non-forfeitable at all times.

            (4) No Participant shall be permitted to have Elective Deferral
                Contributions made under this plan, or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in section 402(g) of the Code in effect at the beginning of such taxable year.

            (5) Elective Deferral Contributions which are not in excess of the limits described in subsection (4) above, shall be subject to the limitations on allocations in accordance with Article V.

                Elective Deferral Contributions which are in excess of the limits described in (4) above shall also be subject to the
                Article V limitations.

            (6) An Employee's eligibility to make Elective Deferral
                Contributions under a CODA may not be conditioned upon the completion of more than one (1) Year-of-Service or the attainment of more than age twenty-one (21).

            (7) A Participant may modify the amount of Elective Deferral
                Contributions such Participant makes to the Plan as often as the Administrator allows, as specified in the Adoption Agreement, but in no event not less frequently than once per calendar year. Such modification may be made by filing a written notice with the Administrator within the time period prescribed by the Administrator.

  4.3  PROFIT SHARING PLAN. (Small Case Product)

       (a)  Contributions - Employer.

            For each Plan Year, as specified in the Adoption Agreement, the Employer shall make Nonelective Contributions.

       (b)  Contributions - Participant.

            The Plan Administrator will not accept Voluntary Employee Contributions which are made for Plan Years beginning after the Plan Year in which this Plan is being adopted by the Employer. Voluntary Employee Contributions for Plan Years beginning after December 31, 1986 will be limited so as to meet the nondiscrimination test of section 401(m) of the Code.

       (c)  Contributions - Timing.

            Contributions shall be paid to the Trust or the Insurance Company, as applicable, at the end of the Plan Year, or as soon as possible on or after the last day of such Plan Year, but in any event not later than the date prescribed by law for filing the Employer's income tax return, including any extension thereof. To the extent that Nonelective Contributions are used to purchase Life Insurance Policies, then such contributions for any Plan year may be paid to the Trust when premiums for such Policies are due during the Plan Year.

       (d)  Contributions - Allocations.

            The allocation of Nonelective Contributions shall be made in accordance with (1) or (2) below, as specified by the Employer in the Adoption Agreement.

            (1) Formula A: Compensation Ratio. The allocation to each
                Participant shall be made in the proportion that the Compensation paid to each Participant eligible to receive an allocation bears to the Compensation paid to all Participants eligible to receive an allocation; or

            (2) Formula B: Flat Dollar Amount. The allocation to each
                Participant shall be a flat dollar amount as elected by the Employer in the Adoption Agreement. Formula B may not be elected by a standardized plan.

       (e)  Allocation Requirements.

            Employer contributions shall be allocated to the accounts of Participants in accordance with the allocation requirement as specified by the Employer in its Adoption Agreement.

       (f)  Forfeitures.

            Forfeitures will be used in the manner elected in the Adoption Agreement as follows:

            (1) used to reduce Employer contributions, pay Plan expenses, or

            (2) allocated in the same manner elected in the Adoption Agreement for the allocation of Employer contributions. If the Plan is integrated, forfeitures must be allocated pursuant to the integrated formula.

       (g)  Expenses.

            The Employer may contribute to the Plan the amount necessary to pay any applicable expense charges and administration charges. In lieu of the Employer contributing the amount necessary to pay such charges, these expenses may be paid from Plan assets.

  4.4  THRIFT PLAN WITH 401(k) FEATURE. (SMALL CASE PRODUCT)

       (a)  Contributions - Employer.

            For each Plan Year, as specified in the Adoption Agreement, and subject to the terms of Article V, the Employer shall make one or more of the following contributions:

            (1) Elective Deferral Contributions

            (2) Matching Contributions

            (3) Nonelective Contributions

       (b)  Contributions - Participant.

            For each Plan Year, as specified in the Adoption Agreement, each Participant may elect to make Employee Contributions.

       (c)  Fail-Safe Contribution.

            The Employer reserves the right to make a discretionary Nonelective Contribution to the Plan for any Plan Year, if the Employer determines that such a contribution is necessary to ensure the Actual Deferral Percentage Test or the Actual Contribution Percentage Test will be satisfied for that Plan Year. Such amount shall be designated by the Employer at the time of contribution as a Qualified Nonelective Contribution and shall be known as a Fail-Safe Contribution.

            The Fail-Safe Contribution shall be made on behalf of all eligible non-Highly Compensated Employees who are Participants and who are considered under the Actual Deferral Percentage Test or, if applicable, the Actual Contribution Percentage Test and shall be allocated to the Participant's Account of each such Participant in an amount equal to a fixed percentage of such Participant's Compensation. The fixed percentage shall be equal to the minimum fixed percentage necessary to be contributed by the Employer on behalf of each eligible non-Highly Compensated Employee who is a Participant so that the Actual Deferral Percentage Test or, if applicable, the Actual Contribution Percentage Test is satisfied.

       (d)  Contribution - Changes.

            A Participant may change the amount of his Voluntary Employee Contributions and/or Elective Deferral Contributions as often as the Plan Administrator allows (on a consistent and nondiscriminatory basis), on certain dates prescribed by the Plan Administrator.

       (e)  Contributions - Timing.

            (1) Elective Deferral Contributions shall be paid by the Employer to the Trust or the. Insurance Company, not less frequently than monthly or four weekly, but never later than 90 days following the date of deferral.

            (2) Matching Contributions made on other than an annual basis shall be paid to the Trust or Insurance Company, as applicable, not less frequently than monthly or every four weeks. Matching Contributions made on an annual basis shall be paid to the Trust or the Insurance Company, as applicable, at the end of the Plan Year, or as soon as possible on or after the last day of such Plan Year, but in any event not later than the date prescribed by law for filing the Employer's income tax return, including any extension thereof. To the extent that Matching Contributions are used to purchase Life Insurance Policies, then such contributions for any Plan year may be paid to the Trust when premiums for such Policies are due during the Plan Year.

            (3) Nonelective Contributions made on other than an annual basis shall be paid to the Trust or Insurance Company, as applicable, not less frequently than monthly or every four weeks. Nonelective Contributions made on an annual basis shall be paid to the Trust or the Insurance Company, as applicable, at the end of the Plan Year, or as soon as possible on or after the last day of such Plan Year, but in any event not later than the date prescribed by law for filing the Employer's income tax return, including any extension thereof To the extent that Nonelective Contributions are used to purchase Life Insurance Policies, then such contributions for any Plan year may be paid to the Trust when premiums for such Policies are due during the Plan Year.

            (4) Employee Contributions shall be transferred by the Employer to the Trust or the Insurance Company, not less frequently than monthly or four weekly, but never later than 90 days following the date such contributions are made by the Employee.

            (5) The Fail-Safe Contribution for any Plan Year as determined above shall be paid to the Insurance Company at the end of the Plan Year, or as soon as possible on or after the last day of such Plan Year, but in no event later than the date which is prescribed by law for filing the Employer's income tax return, including any extensions thereof

       (f)  Contributions - Allocations.

            The allocation of Nonelective Contributions shall be made in accordance with (1) or (2) below, as specified by the Employer in the Adoption Agreement.

            (1) Formula A: Compensation Ratio. The allocation to each
                Participant shall be made in the proportion that the Compensation paid to each Participant eligible to receive an allocation bears to the Compensation paid to all Participants eligible to receive an allocation or

            (2) Formula B: Flat Dollar Amount. The allocation to each
                Participant shall be a flat dollar amount as elected by the Employer in the Adoption Agreement. Formula B may not be elected by a standardized plan.

       (g)  Allocation Requirements.

            In the case of a Non-Standardized Plan, Employer contributions shall be allocated to the accounts of Participants in accordance with the allocation requirement as specified by the Employer in the Adoption Agreement. In the case of a Standardized Plan, Employer contributions shall be allocated to the accounts of Participants who are Participants on any day of the Contribution Period regardless of Hours of Service.

       (h)  Forfeitures.

            Forfeitures will be used to reduce Employer contributions or pay Plan expenses.

       (i)  Expenses.

            The Employer may contribute to the Plan the amount necessary to pay any applicable expense charges and administration charges. In lieu of the Employer contributing the amount necessary to pay such charges, these expenses may be paid from plan assets.

       (j)  Special Rules - Elective Deferral Contributions.

            (1) Each Participant may elect to defer his Compensation in an amount specified in the Adoption Agreement, subject to the limitations of this Section. A deferral election (or modification of an earlier election) may not be made with respect to Compensation which is currently available on or before the date the Participant executed such election, or if later, the latest of the date the Employer adopts this cash or deferred arrangement, or the date such arrangement first becomes effective. Any elections made pursuant to this Section shall become effective as soon as is administratively feasible.

            (2) If elected by the Employer in the Adoption Agreement, each
                Participant may elect to defer and have allocated for a Plan Year all or a portion of any cash bonus attributable to services performed by the Participant for the Employer during such Plan Year and which would have been received by the Participant on or before two and one-half months following the end of the Plan Year but for the deferral. A deferral election may not be made with respect to cash bonuses which are currently available on or before the date the Participant executed such election. Notwithstanding the foregoing, cash bonuses attributable to services performed by the Participant during a Plan Year but which are to be paid to the Participant later than two and one-half months after the close of such Plan Year will be subject to whatever deferral election is in effect at the time such cash bonus would have otherwise been received.

            (3) Elective Deferral Contributions will be allocated to the
                Participant's Account and shall be one hundred percent (100%) vested and non-forfeitable at all times.

            (4) No Participant shall be permitted to have Elective Deferral
                Contributions made under this plan, or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in section 402(g) of the Code in effect at the beginning of such taxable year.

            (5) Elective Deferral Contributions which are not in excess of the limits described in subsection (4) above, shall be subject to the limitations on allocations in accordance with Article V.

                Elective Deferral Contributions which are in excess of the limits described in (4) above shall also be subject to the
                Article V limitations.

            (6) An Employee's eligibility to make Elective Deferral
                Contributions under a CODA may not be conditioned upon the completion of more than one (1) Year-of-Service or the attainment of more than age twenty-one (21).

            (7) A Participant may modify the amount of Elective Deferral
                Contributions such Participant makes to the Plan as often as the Administrator allows, as specified in the Adoption Agreement, but in no event not less frequently than once per calendar year. Such modification may be made by filing a written notice with the Administrator within the time period prescribed by the Administrator.

  4.5  NONDISCRIMINATION TESTS.

       If the Employer has elected in its Adoption Agreement to provide for Elective Deferral Contributions, then paragraphs (a) and (b) shall apply.

       (a) Actual Deferral Percentage Test. The Actual Deferral Percentage for Participants who are Highly Compensated Employees for each Plan year and the ADP for Participants who are non-Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

            (1) The ADP for Participants who are Highly Compensated Employees
                for the Plan Year shall not exceed the ADP for Participants who are non-Highly Compensated Employees for the same Plan year, multiplied by 1.25; or

            (2) The ADP for Participants who are Highly Compensated Employees
                for the Plan year shall not exceed the ADP for Participants who are non-Highly Compensated Employees for the same Plan year, multiplied by 2.0, provided that the ADP for Participants who are Highly Compensated Employees does not exceed the ADP for Participants who are non-Highly Compensated Employees by more than two (2) percentage points.

       (b)  Special Rules - ADP

            (1) The ADP for any Participant who is a Highly Compensated
                Employee for the Plan Year and who is eligible to have Elective Deferral Contributions (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) allocated to his accounts under two or more arrangements described in section 401(k) of the Code, that are maintained by the Employer, shall be determined as if such Elective Deferral Contributions (and, if applicable, such Qualified Nonelective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

            (2) If this plan satisfies the requirements of section 401 (k), 401
                (a) (4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this section shall be applied by determining the ADP of employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy section 401(k) of the Code only if they have the same Plan Year.

            (3) For purposes of determining the ADP of a participant who is a
                5-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Elective Deferral Contributions (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferral Contributions for purposes of the ADP test) and Compensation of such Participant shall include the Elective Deferral Contributions (and, if applicable Qualified Nonelective Contributions and Qualified Matching Contribution, or both) and Compensation for the Plan Year of Family Members (as defined in section 414(q)(6) of the Code). Family Members, with respect to such Highly Compensated Employees, shall be disregarded as separate employees in determining the ADP both for Participants who are non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.

            (4) For purposes of determining the ADP test, Elective Deferral
                Contributions, Qualified Nonelective Contributions and Qualified Matching Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which contributions relate.

            (5) The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.

            (6) The determination and treatment of the ADP amounts of any
                Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                If the Employer has elected in its Adoption Agreement to provide for Employee Contributions and/or Matching Contributions, then subparagraphs (c) and (d) shall apply. In addition, subparagraphs (c) and (d) shall apply to Employee Contributions and/or Matching Contributions required to be tested under Code section 401 (m).

       (c)  Actual Contribution Percentage Test.

            The Actual Contribution Percentage for Participants who are Highly Compensated Employees for each Plan Year and the ACP for Participants who are non-Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

            (1) The ACP for Participants who are Highly Compensated Employees
                for the Plan Year shall not exceed the ACP for Participants who are non-Highly Compensated Employees for the same Plan Year multiplied by 1.25; or

            (2) The ACP for Participants who are Highly Compensated Employees
                for the Plan Year shall not exceed the ACP for Participants who are non-Highly Compensated Employees for the same Plan Year multiplied by two (2), provided that the ACP for Participants who are Highly Compensated Employees does not exceed the ACP for Participants who are non-Highly Compensated Employees by more than two (2) percentage points.

       (d)  Special Rules - ADP/ACP.

            (1) Multiple Use: If one or more Highly Compensated Employees participate in a plan or plans subject to both the ADP and ACP tests, and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ACP of those Highly Compensated Employees who also participate in a CODA will be reduced (beginning with such Highly Compensated Employee whose ACP is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amount is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests. Multiple use does not occur if both the ADP and ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP of the non-Highly Compensated Employees.

            (2) For purposes of this section, the Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his account under two or more plans described in section 401(a) of the Code, or arrangements described in section 401(k) of the Code that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amount was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

            (3) In the event that this Plan satisfies the requirements of sections 401(m), 401 (a) (4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this section shall be applied by determining the Contribution Percentage of employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy section 401 (m) of the Code only if they have the same Plan Year.

            (4) For purposes of determining the Contribution percentage of a participant who is a five-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Contribution Percentage Amounts and Compensation for such Participant shall include the Contribution Percentage Amounts and Compensation for the Plan Year of Family Members (as defined in section 414(q)(6) of the Code). Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate employees in determining the Contribution percentage both for Participants who are non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.

            (5) For purposes of determining the ACP test, Employee
                Contributions are considered to have been made in the Plan Year in which contributed to the Trust. Matching Contributions and Qualified Nonelective Contributions are considered made for a Plan Year if made no later than the end of the 12-month period beginning on the day after the close of the Plan Year.

            (6) Matching Contributions that have been made in the applicable
                Plan Year and are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions shall not be considered.

            (7) The employer shall maintain records sufficient-to demonstrate satisfaction of the ACP test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.

            (8) The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

  4.6  TREATMENT OF EXCESSES

       (a)  Excess Elective Deferral Contributions.

            (1) In the event that Elective Deferral Contributions made during a calendar year exceed the limit specified in Section 4.2(j)(4) or 4.4(j)(4), then the excess amount plus earnings thereon shall be distributed to the Participant by the April 15 following the calendar year in which such amount was contributed, provided that the Participant notifies the Plan Administrator no later than 30 days in advance of his intent to withdraw such excess deferral, or is deemed to notify the Plan Administrator. A Participant is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this plan and any other plans of this Employer. The spousal consent provisions of Article IX shall not apply to any distribution of excess deferrals.

            (2) Excess Elective Deferrals shall be adjusted for any income or loss for the Employee's tax year. The income or loss allocable to excess Elective Deferral Contributions is an amount determined by multiplying the sum of the income or loss allocable to the Participant's Elective Deferral Contribution account for the taxable year by a fraction, the numerator of which is such Participant's excess Elective Deferral Contributions for the taxable year, and the denominator of which is equal to the sum of the Participant's account balance attributable to Elective Deferral Contributions as of the beginning of the taxable year plus the Participant's Elective Deferral Contributions for the taxable year. Income for the gap period (the period from the end of the taxable year to the date of distribution) shall not be allocated to Excess Elective Deferral Contributions.

            (3) Matching Contributions, as defined in section 1.44, that are attributable to Excess Elective Deferral Contributions, shall be forfeited, and as such, shall be applied to reduce Employer contributions or pay Plan expenses.

       (b)  Excess Contributions.

            (1) Notwithstanding any other provision of this Plan, Excess
                Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10 percent excise tax will be imposed on the Employer maintaining the Plan with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such Employees.

                The distribution of Excess Contributions made to the Family Members of a family group that was combined for purposes of determining a Highly Compensated Employee's Actual Deferral Percentage shall be allocated among the Family Members in proportion to the Elective Deferral Contribution (including any amounts required to be taken into account under subparagraphs
                (b)(1) and (b)(2) of Section 4.5 of the plan) of each Family Member that is combined to determine the Actual Deferral Percentage.

            (2) Excess Contributions shall be treated as annual additions under the Plan in the Plan Year in which they arose.

            (3) Excess Contributions shall be adjusted for any income or loss for the Plan Year. The income or loss allocable to Excess Contributions is an amount determined by multiplying the sum of the income or loss allocable to the Participant's Elective Deferral Contribution Account (and, if applicable, the Qualified Nonelective Contribution Account or the Qualified Matching Contribution Account or both) for the Plan Year, by a fraction, the numerator of which is such Participant's Excess Contributions for the Plan Year and the denominator of which is equal to the sum of the Participant's account balance attributable to Elective Deferral Contributions (and Qualified Nonelective Contributions, or Qualified Matching Contributions, or both, if any of such contributions are included in the ADP test) as of the beginning of the plan year plus the Participant's Elective Deferral Contributions for the plan year (and Qualified Nonelective Contributions, or Qualified Matching Contributions, or both, if any of such contributions are included in the ADP test). Income for the gap period (the period from the end of the Plan Year to the date of distribution) shall not be allocated to Excess Contributions.

            (4) Excess Contributions shall be distributed from the
                Participant's Elective Deferral Contribution Account and Qualified Matching Contribution Account (if applicable) in proportion to the Participant's Elective Deferral Contributions and Qualified Matching Contributions (to the extent used in the ADP test) for the Plan Year. Excess Contributions shall be distributed from the Participant's Qualified Nonelective Contribution Account only to the extent that such Excess Contributions exceed the balance in. the Participant's Elective Deferral Contribution account and Qualified Matching Contribution account.

            (5) Matching Contributions, as defined in section 1.44, that are attributable to Excess Contributions, shall be forfeited, and as such, shall be applied to reduce Employer contributions or pay Plan expenses.

       (c)  Excess Aggregate Contributions.

            (1) Notwithstanding any other provision of this Plan, Excess
                Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions shall be allocated to participants who are subject to the family member aggregation rules of section 414(q)(6) of the Code in the manner prescribed by the regulations. If such Excess Aggregate Contributions are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10 percent excise tax will be imposed on the employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as annual additions under the Plan.

                The distribution of Excess Aggregate Contributions made to the Family Members of a family group that was combined for purposes of determining a Highly Compensated Employee's Actual Contribution Percentage shall be allocated among the Family Members in proportion to the Employee and Matching Contributions, Qualified Matching Contributions (if any, and if all amounts therein are not used in -the ADP test) and, if applicable, Qualified Nonelective Contributions and Elective Deferral Contributions (including any amounts required to be taken into account under subparagraphs (d)(1) and (d)(2) of
                Section 4.5 of the plan) of each Family Member that is combined to determine the Actual Contribution Percentage.

            (2) Excess Aggregate Contributions shall be adjusted for any income or loss for the Plan Year. The income or loss allocable to Excess Aggregate Contributions is an amount determined by multiplying the sum of the income or loss allocable to the Participant's Employee Contribution Account, Matching Contribution Account, Qualified Matching Contribution Account (if any, and if all amounts therein are not used in the ADP test) and, if applicable, Qualified Nonelective Contribution Account and Elective Deferral Contribution account for the Plan Year by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the Plan Year, and the denominator of which is equal to the sum of the Participant's account balance attributable to Employee Contributions, Matching Contributions, Qualified Matching Contributions (if any, and if all amounts therein are not used in the ADP test) and, if applicable, Qualified Nonelective Contributions and Elective Deferral Contributions as of the beginning of the Plan Year plus the Participant's Employee Contributions, Matching Contributions, Qualified Matching Contributions (if any, and if all amounts therein are not used in the ADP test) and, if applicable, Qualified Nonelective Contributions and Elective Deferral Contributions, for the Plan Year. Income for the gap period (the period from the end of the Plan Year to the date of distribution) shall not be allocated to Excess Aggregate Contributions.

            (3) Forfeitures of Excess Aggregate Contributions shall be applied to reduce Employer contributions or pay Plan expenses.

            (4) Excess Aggregate Contributions shall be forfeited, if
                forfeitable or distributed on a pro-rata basis from the Participant's Employee Contribution Account, Matching Contribution Account, and Qualified Matching Contribution Account (and, if applicable, the Participant's Qualified Nonelective Contribution Account or Elective Deferral Contribution Account, or both).

            (5) Matching Contributions, as defined in section 1.44, that are attributable to Excess Aggregate Contributions, shall be forfeited, and as such, shall be applied to reduce Employer contributions or pay Plan expenses.

  4.7  IRP CONTRIBUTIONS.

       The Plan Administrator will not accept IRP Contributions which are made for a taxable year beginning after December 31, 1986. Contributions made prior to that date will be maintained in a separate Account that will be nonforfeitable at all times. No part of the IRP Contribution portion of the Participant's Account will be used to purchase life insurance.

  4.8  ROLLOVER CONTRIBUTIONS.

       Without regard to the limitations imposed under Article V, if elected by the Employer in the Adoption Agreement the Employer may receive on behalf of a Participant all or a portion of the entire amount of (a) any distribution from a terminated pension or profit sharing plan meeting the requirements of section 401(a) of the Code; or (b) any lump sum distribution theretofore received by such Participant from a pension or profit sharing plan meeting the requirements of section 401(a) of the Code, provided that the amounts to be rolled over are in no way attributable to contributions made while a Key Employee in a Top-Heavy Plan and are attributable solely to Employer contributions and earnings thereon, earnings on Employee Contributions, and Employee contributions which were eligible for a tax deduction under section 219 of the Code, and earnings thereon.

       If Rollover Contributions are elected by the Employer in the Adoption Agreement, they may be received from an Employee who is not otherwise eligible to participate in the Plan. Rollover Contributions may be withdrawn by such Employee pursuant to the provisions of the Adoption Agreement and Article M. In addition, such Employee may direct the investment and transfer of amounts in his Participant's Account pursuant to the terms of Article VI. Upon Termination of Employment, such Employee shall be entitled to a distribution of his Participant's Account.

4.9    TRANSFERS.

       With regard to the Limitations on Allocations imposed in Article V, the Trustee may receive, directly from another qualified pension or profit sharing plan meeting the requirements of Code section 401(a), all or part of the entire amount distributable on behalf of a Participant from such Plan. Likewise, the Trustee may receive Transfers representing the assets of any Predecessor plan.

       Transfers may be invested in any manner authorized under the provisions of this Plan.

4.10   SUSPENSION OF REQUIRED EMPLOYEE CONTRIBUTIONS BY PARTICIPANTS.

       The following provisions shall apply with respect to suspension of Required Employee Contributions by Participants. Any reference to Voluntary Employee Contributions shall apply only if the Participant is making such Voluntary Employee Contributions. In the event that a Participant suspends his Required Employee Contributions he shall become an Inactive Participant for the period of suspension and shall automatically have his Voluntary Employee Contributions suspended for the same period of time.

       (a) Voluntary Suspension. An Active Participant may elect to suspend his payroll deduction order for his Required Employee Contributions by filing a written notice thereof with the Plan Administrator. Such notice shall be effective, and his applicable contributions shall be suspended, on the date specified in such notice, which date must be at least 15 days after such notice is filed. The notice shall specify the period for which such suspension shall be effective. For all but Small Case Product readopting plans, such period must be a minimum of three months and may extend indefinitely. For Small Case Product readopting plans, there is no minimum period and the suspension may extend indefinitely.

       (b) Suspension for Leave. A Participant who is absent from employment on account of an authorized leave of absence or military leave shall have his payroll deduction order for Required Employee Contributions suspended during such leave. Such suspension of contributions shall be effective on the date payment of Compensation by the Employer to him ceases, and shall remain in effect until payment of Compensation is resumed.

       (c) Withdrawal Suspension. An Active Participant who elects a withdrawal in accordance with Article XI may have his Required Employee Contributions suspended on the date such election becomes effective. Such suspension shall remain in effect for the number of months specified therein.

       (d) Involuntary Suspension. An Active Participant who ceases to meet the eligibility requirements as specified in Section 3.1 but who remains in the employ of the Employer, shall have his Required Employee Contributions suspended, effective as of the date he ceases to meet the eligibility requirements. Such suspension shall remain in effect until he again meets such eligibility requirements.

       The Participant may elect to reactivate his payroll deduction order by filing a written notice thereof with the Plan Administrator. The payroll deduction order shall be reactivated following the expiration of the suspension period described above.

4.11 SUSPENSION OF VOLUNTARY EMPLOYEE CONTRIBUTIONS BY PARTICIPANTS. The following provisions apply with respect to suspension of Voluntary Employee Contributions by Participants.

       (a) Voluntary Suspension. An Active Participant may elect to suspend his payroll deduction order for his Voluntary Employee Contributions by filing a written notice thereof with the Plan Administrator. Such notice shall be effective, and his applicable contributions shall be suspended, on the date specified in such notice, which date must be at least 15 days after such notice is filed. The notice shall specify the period for which such suspension shall be effective. For all but Small Case Product readopting plans, such period must be a minimum of three months and may extend indefinitely. For Small Case Product readopting plans, there is no minimum period and the suspension may extend indefinitely.

       (b) Suspension for Leave. A Participant who is absent from employment on account of an authorized leave of absence or military leave shall have his payroll deduction order for Voluntary Employee Contributions suspended during such leave. Such suspension of contributions shall be effective on the date payment of Compensation by the Employer to him ceases, and shall remain in effect until payment of Compensation is resumed.

       (c) Withdrawal Suspension. An Active Participant who elects a withdrawal in accordance with Article XI may have his Voluntary Employee Contributions suspended on the date such election becomes effective. Such suspension shall remain in effect for the number of months specified therein.

       (d) Involuntary Suspension. An Active Participant who ceases to meet the eligibility requirements as specified in Section 3.1 but who remains in the employ of the Employer, shall have his Voluntary Employee Contributions suspended, effective as of the date he ceases to meet the eligibility requirements. Such suspension shall remain in effect until he again meets such eligibility requirements.

       The Participant may elect to reactivate his payroll deduction order by filing a written notice thereof with the Plan Administrator. The payroll deduction order shall be reactivated following the expiration of the suspension period described above.

  4.12 SUSPENSION OF ELECTIVE DEFERRAL CONTRIBUTIONS. The following provisions shall apply with respect to suspension of Elective Deferral Contributions.

       (a) Elective Suspension. An Active Participant may elect to suspend his salary deferral agreement for Elective Deferral Contributions by filing a written notice thereof with the Plan Administrator. The salary deferral agreement shall be suspended on the date specified in such notice, which date must be at least 15 days after such notice is filed. The notice shall specify the period for which such suspension shall be effective. For all but Small Case Product readopting plans, such period must be a minimum of three months and may extend indefinitely. For Small Case Product readopting plans, there is no minimum period and the suspension may extend indefinitely.

       (b) Suspension for Leave. A Participant who is absent from employment on account of an authorized leave of absence or military leave shall have his salary deferral agreement suspended during such leave. Such suspension of contributions shall be effective on the date payment of Compensation by the Employer to him ceases, and shall remain in effect until payment of Compensation is resumed.

       (c) Withdrawal Suspension. An Active Participant who elects a withdrawal in accordance with Article XI may have his salary deferral agreement suspended on the date such election becomes effective. Such suspension shall remain in effect for the number of months specified therein.

       (d) Non-Elective Suspension. An Active Participant who ceases to meet the eligibility requirements as specified in Section 3.1 but who remains in the employ of the Employer, shall have his salary deferral agreement suspended, effective as of the date he ceases to meet the eligibility requirements. Such suspension shall remain in effect until he again meets such eligibility requirements.

       The Participant may elect to reactivate his salary deferral agreement for Elective Deferral Contributions by filing a written notice thereof with the Plan Administrator. The salary deferral agreement shall be reactivated following the expiration of the suspension period described above.

  4.13 If the plan sponsor is not the Plan Administrator, the sponsor shall:

       (a) Maintain records that enable it to monitor the adopting Employer's compliance with the requirements of section 401(m) of the Code;

       (b) Perform the section 401(m) actual contribution percentage test for the employer on an annual basis; and

       (c) Notify the Employer if it is required to correct Excess Aggregate Contributions.

                                   ARTICLE V

                           LIMITATIONS ON ALLOCATIONS

  5.1 If the Participant does not participate in, and has never participated in another qualified plan maintained by the Employer or a welfare benefit fund, as defined in section 419(e) of the Code maintained by the Employer, or an individual medical account, as defined in section 415
       (1) (2) of the Code, maintained by the Employer which provides an Annual Addition as defined in section 5.8(a), the amount of Annual Additions which may be credited to the Participant's Account for any limitation year will not exceed the lesser of the maximum permissible amount or any other limitation contained in this Plan. If the Employer contribution that would other-wise be contributed or allocated to the Participant's Account would cause the Annual Additions for the limitation year to exceed the maximum permissible amount, the amount contributed or allocated will be reduced so that the Annual Additions for the limitation year will equal the maximum permissible amount.

  5.2 Prior to determining the Participant's actual Compensation for the limitation year, the Employer may determine the maximum permissible amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the limitation year, uniformly determined for all Participants similarly situated.

  5.3 As soon as administratively feasible after the end of the limitation year, the maximum permissible amount for the limitation year will be determined on the basis of the Participant's actual Compensation for the limitation year.

  5.4 If, pursuant to section 5.3 or as a result of the allocation of Forfeitures, there is an excess amount, the excess will be disposed of using any of the following methods:

       (a) Employee Contributions or Elective Deferral Contributions, or both, to the extent they would reduce the excess amount, will be returned to the Participant. The Contributions returned in accordance with the preceding shall include any gains or losses attributable to such contributions.

            Employee Contributions so returned will be disregarded with respect
            to the Actual Contribution Percentage Test.          The Elective
            Deferral Contributions so returned will be disregarded with respect to the elective deferral limitation described in Section 4.2(j)(4) of the plan and the Actual Deferral Percentage Test.

       (b) If the Participant is covered by the Plan at the end of the limitation year, the excess amount in the Participant's Account, other than Employee Contributions and Elective Deferral Contributions, will be used to reduce Employer contributions (including any allocation of Forfeitures) for such Participant in the next limitation year, and each succeeding limitation year, if necessary.

       (c) If the Participant is not covered by the Plan at the end of a limitation year, the excess amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions (including allocation of any Forfeiture) for all remaining participants in the next limitation year, and each succeeding limitation year if necessary.

       (d) If a suspense account is in existence at any time during the limitation year pursuant to this section, it will not participate in the allocation of the Trust or Insurance Company's gains and losses. If a suspense account is in existence at any time during a particular limitation year, all amounts in the suspense account must be allocated and reallocated to the Participants' Account before any Employer or any Employee Contributions may be made to the Plan for that limitation year. Excess amounts may not be distributed to Participants or former Participants.

  5.5 (a) This Section applies if, in addition to this Plan, the Participant is covered under another qualified master or prototype defined contribution plan maintained by the Employer, or a welfare benefit fund, as defined in section 419(e) of the Code, maintained by the Employer or an individual medical account as defined in section 415
            (1) (2) of the Code, maintained by the Employer, which provides an Annual Addition as defined in section 5.8(a), during any limitation year. The Annual Additions which may be credited to a Participant's account under this Plan for any such limitation year will not exceed the maximum permissible amount reduced by the Annual Additions credited to a Participant's Account under the other plans and welfare benefit funds for the same limitation year. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the maximum permissible amount and the Employer contribution that would other-wise be contributed or allocated to the Participant's Account under this Plan would cause the Annual Additions for the limitation year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans and funds for the limitation year will equal the maximum permissible amount. If the Annual Additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the maximum permissible amount, no amount will be contributed or allocated to the Participant's Account under this Plan for the limitation year.

       (b) Prior to determining the Participant's actual compensation for the limitation year, the Employer may determine the maximum permissible amount for a Participant in the manner described in Section 5.2.

       (c) As soon as is administratively feasible after the end of the limitation year, the maximum permissible amount for the limitation year will be determined on the basis of the Participant's actual Compensation for the limitation year.

       (d) If, pursuant to Section 5.5(c), or as a result of the allocation of forfeitures, a Participant's Annual Additions under this Plan and such other plans would result in an excess amount for a limitation year, the excess amount will be deemed to consist of the annual additions last allocated, except that Annual Additions attributable to welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

       (e) If an excess amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of:

            (1) the total excess amount allocated as of such date, times

            (2) The ratio of (i) the annual additions allocated to the
                Participant for the limitation year as of such date under this Plan to (ii) the total annual additions allocated to the Participant for the limitation year as of such date under this and all the other qualified master or prototype defined contribution plans.

       (f) Any excess amount attributed to this Plan will be disposed in the manner described in Section 5.4.

  5.6 If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a master or prototype plan, Annual Additions which may be credited to the Participant's Account under this Plan for any limitation year will be limited in accordance with Section 5.5 as though the other plan were a master or prototype plan unless the employer provides other limitations in the Limitations on Allocations section of the Adoption Agreement.

  5.7 If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction will not exceed 1.0 in any limitation year. The Annual Additions which may be credited to the Participant's Account under this Plan for any limitation year will be limited in accordance with the Limitations on Allocations section of the Adoption Agreement.

  5.8  Definitions. The following definitions apply.for purposes of Article V.

       (a) Annual Additions: The sum of the following amounts credited to a Participant's Account for the limitation year:

            (1) All contributions made by the Employer which shall include:

                Elective Deferral Contributions;
                Matching Contributions;
                Nonelective Contributions;
                Qualified Nonelective Contributions;
                Qualified Matching Contributions;

            (2) Employee Contributions;

            (3) Forfeitures; and

            (4) Amounts allocated, after March 31, 1984, to an individual medical account, as defined in section 415 (1) (2) of the Code, which is part of a pension or annuity plan maintained by the Employer, are treated as Annual Additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee, as defined in internal Revenue Code section 419A(d)(3), under a welfare benefit fund, as defined in section 419(e) of the Code, maintained by the Employer, are treated as Annual Additions to a defined contribution plan.

                For this purpose, any excess amount applied under Sections 5.4 or 5.5(f) in the limitation year to reduce Employer contributions will be considered Annual Additions for such limitation year.

       (b) Compensation: As selected by the Employer in the Adoption Agreement, Compensation shall mean all of a participant's

            (1) Wages, Tips, and Other Compensation Box on Form W-2.
                Compensation is defined as wages as defined in Section 3401(a) and all other payments of compensation to an employee by the employer (in the course of the employer's trade or business) for which the employer is required to furnish the employee a written statement under Section 6041(d) and 6051(a)(3) of the Code. Compensation must be determined without regard to any rules under Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401 (a) (2)).

            (2) Modified Wages, Tips, and Other Compensation Box on Form W-2.
                Compensation is defined as wages as defined in Section 3401(a) and all other payments of compensation to an employee by the employer (in the course of the employer's trade or business) for which the employer is required to furnish the employee a written statement under Section 6041(d) and 6051(a)(3) of the Code. Compensation must be determined without regard to any rules under Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2)).

                Notwithstanding the foregoing, the compensation described above shall exclude amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are deductible by the Employee under Section 217 of the Code.

            (3) Section 3401(A) wages. Wages as defined in section 3401(a) of the Code for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2) of the Code).

            (4) 415 safe-harbor compensation. Wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the employer maintaining the plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements and expense allowances), and excluding the following:

                (A) Employer contributions to a plan of deferred compensation which are not includable in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                (B) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                (C) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                (D) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in section 403(b) of the Code (when ther or not the amounts are actually excludable from the gross income of the Employee).

                For any Self-Employed Individual, Compensation will mean Earned Income.

                For limitation years beginning after December 31, 1991, for purposes of applying the limitations of this article, Compensation for a limitation year is the Compensation actually paid or includable in gross income during such limitation year.

            Notwithstanding the preceding sentence, Compensation for a Participant in a defined contribution plan who is permanently and totally disabled (as defined in section 22(e)(3) of the Code) is the Compensation such participant would have received for the limitation year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled; such imputed Compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee (as defined in section 414(q) of the Code) and contributions made on behalf of such Participant are nonforfeitable when made.

       (c) Defined benefit fraction: A fraction, the numerator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the limitation year under section 415(b) and (d) of the Code, or 140 percent of the highest average compensation including any adjustments under section 415(b) of the Code.

            Notwithstanding the above if the Participant was a Participant as of the first day of the limitation year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the later of the close of the last limitation year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of section 415 of the Code for all limitation years beginning before January 1, 1987.

            Notwithstanding the foregoing, for any Top-Heavy Plan Year, 100 shall be substituted for 125 unless the extra minimum allocation is being made pursuant to the Employer's election in the Adoption Agreement. However, for any Plan Year in which this Plan is a Super Top-Heavy Plan, 100 shall be substituted for 125 in any event.

       (d) Defined contribution dollar limitation: $30,000 or if greater, one-fourth of the defined benefit dollar limitation set forth in section 415 (b) (1) of the Code as in effect for the limitation year.

       (e) Defined contribution fraction: A fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior limitation years (including the Annual Additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds, as defined in section 419(e) of the Code, and individual medical accounts, as defined in section 415(l)(2) of the Code, maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior limitation years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any limitation year is the lesser of 125 percent of the dollar limitation determined under sections 415 (b) and (d) of the Code in effect under sections 415
            (c) (1) (A) of the Code or 35 percent of the Participant's Compensation for such year.

            If the employee was a Participant as of the end of the first day of the first limitation year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last limitation year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the section 415 limitation applicable to the first limitation year beginning on or after January 1, 1987.

            Notwithstanding the foregoing, for any Top-Heavy Plan Year, 100 shall be substituted for 125 unless the extra minimum allocation is being made pursuant to the Employer's election in the Adoption Agreement. However, for any Plan Year in which this Plan is a Super Top-Heavy Plan, 100 shall be substituted for 125 in any event.

            The Annual Addition for any limitation year beginning before January 1, 1987 shall not be recomputed to treat all Employee Contributions as Annual Additions.

       (f) Employer: For purposes of this Article, Employer shall mean the employer that adopts this Plan, and all members of a controlled group of corporations (as defined in Code section 414(b) as modified by section 415 (h)), all commonly controlled trades or businesses (as defined in Code section 414(c) as modified by section 415 (h)) or affiliated service groups (as defined in Code section 414(m)) of which the adopting Employer is a part and any other entity required to be aggregated with the Employer pursuant to regulations under section 414(o) of the Code.

       (g) Excess Amount: The excess of the Participant's Annual Additions for the limitation year over the maximum permissible amount.

       (h) Highest Average Compensation: The average compensation for the three consecutive years of service with the Employer that produces the highest average. A year of service with the Employer is the 12-consecutive month period defined in Section 1.56.

       (i) Limitation Year: A calendar year, or the 12-consecutive month period elected by the Employer in the Limitation Year section of the Adoption Agreement. All qualified plans maintained by the employer must use the same limitation year. If the limitation year is amended to a different 12-consecutive month period, the new limitation year must begin on a date within the limitation year in which the amendment is made.

       (j) Master or Prototype Plan: A plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

       (k) Maximum Permissible Amount: The lesser of $30,000 (or, beginning January 1, 1988, such larger amount determined by the Commissioner for the limitation year). The maximum Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any limitation year shall not exceed the lesser of:

            (a) the defined contribution dollar limitation, or

            (b) 25 percent of the Participant's Compensation for the
                limitation year.

            The Compensation limitation referred to in (b) shall not apply to any contribution for medical benefits (within the meaning of section 401(h) or section 419A(f)(2) of the Code which is otherwise treated as an Annual Addition under section 415(1)(1) or 419A(d)(2) of the Code.

            If a short limitation year is created because of an amendment changing the limitation year to a different 12-consecutive month period, the maximum permissible amount will not exceed the defined contribution dollar limitation multiplied by the following fraction:

                     Number of months in the short limitation year
                     ---------------------------------------------
                                         12

       (l) Projected Annual Benefit: The annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or Qualified Joint and Survivor Annuity) to which the Participant would be entitled under the terms of the Plan assuming:

            (1) the Participant will continue employment until normal
                retirement age under the Plan (or current age, if later), and

            (2) the Participant's Compensation for the current limitation year and all other relevant factors used to determine benefits under the Plan will remain constant for all future limitation years.

                                   ARTICLE VI

                   ANNUITY CONTRACT AND PARTICIPANT'S ACCOUNT

  6.1 PARTICIPANT'S ACCOUNT. A Participant's Account shall be maintained on behalf of each Participant until such account is distributed in accordance with the terms of this Plan.

       Each Participant shall have the exclusive authority to direct the investment of contributions made by the Employee, including Elective Deferral Contributions, IRP Contributions and Rollover Contributions, if applicable, from among the investment options selected by the Employer. The Participant shall elect, by written notice to the Plan Administrator, to have a minimum of 1% of such amounts invested in one such investment fund, with the balance invested in multiples of 1%, among the other such investment funds, such that the total of each Participant's investment choices as allocated under the terms of the Plan add up to 100%.

       If selected by the Employer in its Adoption Agreement, the Participant additionally shall have the exclusive authority to direct the investment of contributions made by the Employer from among the investment choices selected by the Employer.

       The Plan Administrator or the Participant, as the case may be, may change such amounts as often as the Plan Administrator may allow in accordance with the terms of the investment funds in which the Participant's Account is being invested.

  6.2 INVESTMENT TRANSFERS. Each Participant shall have the exclusive authority to direct the transfer of amounts between the investment funds designated by the Employer, attributable to his Employee Contributions, including Elective Deferral Contributions, IRP Contributions and Rollover Contributions, if applicable.

       If the Employer selects in its Adoption Agreement to grant the Participant exclusive authority to direct the investment - of contributions made by the Employer, the Participant shall also have the exclusive authority to transfer contributions made by the Employer from among the investment choices selected by the Employer.

       The transfer of amounts between investment funds shall be subject to the rules of the investment funds in which the Participant's Account is invested or is to be invested.

  6.3 A Participant's Account shall be maintained on behalf of each Participant until such Account is distributed in accordance with the terms of this Plan. At least once per year, as of the last day of the Plan Year, each Participant's Account shall be adjusted, in the ratio that such amount balance bears to all account balances, for any earnings, gains, losses, contributions, withdrawals, expenses, and loans attributable to such Plan Year, in order to obtain a new valuation of the Participant's Account. The assets of the trust will be valued annually at fair market value as of the last day of the Plan Year.

                                  ARTICLE VII

                            LIFE INSURANCE POLICIES

  7.1 OPTIONAL PURCHASE OF LIFE INSURANCE. If the Employer in its Adoption Agreement shall permit the purchase of life insurance on the lives of all Participants hereunder, each Active Participant may elect that in lieu of the entire Contribution on his behalf being credited to his Participant's Account, a portion of such Contribution shall be applied to the purchase of a Life Insurance Policy or Policies on his life. The application for each Policy shall be signed by the Participant and by the Trustee and shall conform to the requirements of the Insurance Company, including any requested evidence of insurability, and the requirements of this section. All Life Insurance Policies shall be issued so as to permit a common billing date. Any Policy on the life of a Participant who can qualify for Waiver of Premium thereunder and Participant Account Contribution Disability Benefits thereunder may include such benefits if applied for by the Participant. The Administrator may adopt reasonable rules regarding the purchase of Life Insurance Policies provided such rules are administered in a consistent and nondiscriminatory manner. No application shall be made hereunder for any Life Insurance Policy on the life of a Participant acceptable to the Insurance Company at standard premium rates for a face amount of less that $1,000 for the first, or any additional policy issued on the Participant's life.

  7.2 PREMIUMS ON LIFE INSURANCE POLICIES. The premiums on all Life Insurance Policies on the life of a Participant shall be paid from the portion of his Participant's Account attributable to contributions made by the Employer, to the extent sufficient therefor, otherwise in one of the following manners:

       (a) by a loan against the Participant's Policy or Policies, under the Automatic Premium Loan Provision thereof, or

       (b)  by payment out of his Participant's Account; or

       If the Participant is not acceptable to the Insurance Company as a standard risk at standard rates, a Policy with the same premium but a lesser death benefit may be purchased.

7.3 LIMITATIONS ON PREMIUMS. In no case shall the cumulative total premiums paid on all policies held on the life of a Participant hereunder exceed an amount equal to the applicable percentage set forth below of all Contributions (other than Employee Contributions) and Forfeitures thereto for allocated or currently due on his behalf:

       (a)  49% in the case of ordinary life insurance or similar policies.

       (b) 25% in the case of term insurance policies or a combination of policies, with premiums on ordinary life insurance or similar policies being given half weight.

       If such cumulative total premiums would otherwise exceed this amount, the necessary steps to avoid this result shall be taken by reduction of the Participant's life insurance coverage by changing all or a portion of his coverage to paid-up life insurance or by selling the excess portion to the Participant.

       The payment of life insurance premiums shall be further subject to the terms and conditions of Article V.

  7.4 A Participant who no longer wishes to have any part of his allocable share of Contributions used to pay the premiums for any Life Insurance Policy or Policies may withdraw a prior election by written notice to the Trustee to that effect. Any Policy shall be disposed of in accordance with its provisions as the Trustee shall direct, and the Contributions on the Participant's behalf which would otherwise be used to pay the premiums for said Policy shall thereafter be credited to the Participant's Account.

  7.5 RIGHTS UNDER POLICIES. Each policy shall provide that the Trustee shall have the right to receive any of all payments that may be due during the Participant's lifetime. Any death benefit shall be payable directly to the Beneficiary named in the policy and the Participant shall have the right, either directly or through the Trustee, to change the Beneficiary from time to time and to elect settlement options under the policy for the benefit of the Beneficiary. The Trustee shall have the right to exercise all other options and privileges contained in the policy and shall exercise such rights and privileges in a manner consistent with the terms of the Plan.

  7.6 LOANS. No loans shall be made against any of the policies hereunder either from the Insurance Company or any other source unless such loans are made in order to pay amounts then due as premiums thereon.

  7.7 CONDITIONS OF COVERAGE. Except as may be otherwise provided in any conditional or binding receipt issued by the Insurance Company, there shall be no coverage and no death benefit payable under any policy to be purchased from the Insurance Company until such policy shall have been delivered and the premium therefor shall have been paid to the Insurance Company as a premium for that policy. Neither the Employer nor the Trustee shall have any responsibility as to the effectiveness of any Life Insurance Policy purchased from the Insurance Company hereunder nor be under any liability or obligation to pay any amount to any Participant or his Beneficiary by reason of any failure or refusal by the Insurance Company to make such payment.

  7.8 POLICY NOT YET IN FORCE. If at the death of any Participant, the Trustee shall be holding any amount intended for the purchase of any Life Insurance Policy on the Participant's life, but coverage under such policy shall not yet be in force, the Trustee shall credit such amount to the Participant's Account to be disposed of as a portion thereof.

  7.9 VALUE OF POLICY. The value of any policy on the life of a living Participant for any purpose under this Plan shall be that amount which the Insurance Company would pay upon surrender of such policy in accordance with its usual rules and practices.

  7.10 DIVIDENDS. If dividends are allowed on any Life Insurance Policy, they shall be used to provide additional benefits under the policy.

  7.11 No life insurance protection shall continue in force under the Plan subsequent to a Participant's retirement or Termination of Employment, whichever occurs first. As of such date, any Life Insurance Policy shall be distributed to the Participant in accordance with its terms and the terms of Section 8.3.

                                  ARTICLE VIII

                            DISTRIBUTION OF BENEFITS

  8.1 PAYMENT OF BENEFITS. The rules and procedures for electing the timing and form of distribution effective for each Participant or Beneficiary shall be formulated and administered by the Plan Administrator in a consistent manner for all Participants in similar circumstances. The distribution shall normally be made in the form of an Annuity.

       Each Participant may elect a distribution in the form of cash or a combination of cash and Annuity. All distributions are subject to the provisions of Article DC, joint and Survivor Annuity Requirements.

       If the Participant's Vested Interest exceeds (or at the time of any prior distribution exceeded) $3500, and such amount is immediately distributable, the Participant and the Participant's Spouse (or where either the Participant or the Spouse has died, the survivor) must consent to any distribution of such account balance. The consent of the Participant and the Participant's Spouse shall be obtained in writing within the 90-day period ending on the annuity starting date. The annuity starting date is the first day of the first period for which an amount is paid as an annuity or any other form. The Plan Administrator shall notify the Participant and the Participant's Spouse of the right to defer any distribution until the Participant's account balance is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of section 417(a)(3) of the Code, and shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date.

       Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a Qualified joint and Survivor Annuity while the account balance is immediately distributable. (Furthermore, if payment in the form of a Qualified joint and Survivor Annuity is not required with respect to the Participant pursuant to section 9.6 of the Plan, only the Participant need consent to the distribution of an account balance that is immediately distributable.) Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy section 401(a)(9) or section 415 of the Code. In addition, upon termination of this Plan if the Plan does not offer an annuity option (purchased from a commercial provider) and if the Employer or any entity within the same controlled group as the Employer does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in section 4975(e)(7) of the Code), the Participant's account balance will, without the Participant's consent, be distributed to the Participant. However, if any entity within the same controlled group as the Employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in section 4975(e)(7) of the Code then the Participant's account balance will be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution.

       For purposes of determining the applicability of the foregoing consent requirements to distributions made before the first day of the first Plan Year beginning after December 31, 1988, the Participant's vested account balance shall not include amounts attributable to accumulated deductible employee contributions within the meaning of section 72(o)(5)(B) of the Code.

       The terms of any annuity contract purchased and distributed by the Plan to a Participant or Spouse shall comply with the requirements of this Plan.

       An account balance is considered immediately distributable if any part of the account balance could be distributed to the Participant (or Surviving Spouse) before the Participant attains or would have attained if not deceased) the later of Normal Retirement Age or age 62.

  8.2 COMMENCEMENT OF BENEFITS. Unless the Participant elects otherwise, distribution of benefits will begin no later than the 60th day after the latest of the close of the Plan Year in which:

       (a) the Participant attains age 65 (or Normal Retirement Age, if earlier);

       (b) the 10th anniversary of the year in which the Participant commenced participation in the Plan occurs; or,

       (c)  the Participant terminates service with the Employer.

       Notwithstanding the foregoing, the failure of a Participant and Spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of Section 8.1 of the Plan, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this section.

       However, in no event shall distribution of that portion of a Participant's Account attributable to Elective Deferral Contributions, Qualified Matching Contributions, and/or Qualified Nonelective Contributions, be made prior to the earliest of the Participant's Retirement, death, Disability, Serious Financial Hardship, Termination of Employment or attainment of age 59-1/2, unless such distribution is made on account of

       (a) The Employer's sale of its interest in a subsidiary and the Participant continues employment with the subsidiary; or

       (b) The Employer's sale of substantially all assets used in its trade or business and the Participant continues employment with the employer acquiring such assets or

       (c) The termination of the Plan, as provided in Section XVII, without the establishment of a successor defined contribution plan pursuant to section 401 (k) (10) (A) (i) of the Code, within the same Plan Year.

  8.3 FROM LIFE INSURANCE POLICIES. The Trustee shall arrange with the Insurance Company any distribution due to any Participant during his lifetime from any Life Insurance Policy or Policies on his life. The manner of distribution shall be a transfer of the values of said Policy or Policies to the Participant's Account for distribution as a portion thereof in accordance with this Article.

       Subject to Article IX, joint and Survivor Annuity Requirements, the contracts on a Participant's life will be converted to cash or an annuity or distributed to the Participant upon commencement of benefits.

       In the event of any conflict between the terms of this Plan and the terms of any insurance contract purchased hereunder, the Plan provisions shall control.

  8.4  DISTRIBUTION REQUIREMENTS.


       (a) Except as otherwise provided in Article IX, joint and Survivor Annuity Requirements, the requirements of Sections 8.4, 8.6, 8.7 and 8.8 shall apply to any distribution of a Participant's Accrued Benefit and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this section apply to calendar years beginning after December 31, 1984.

       (b) All distributions required under this Article shall be determined and made in accordance with the Income Tax Regulations under section 401(a)(9), including the minimum distribution incidental benefit requirement of section 1.401(a)(9)-2 of the regulations.

            The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's required beginning date.

       (c) Limits on Settlement Options. Distributions, if not made in a lump sum, may only be made over one of the following periods:

            (1) the life of the Participant,

            (2) the life of the Participant and a designated beneficiary,

            (3) a period certain not extending beyond the life expectancy of the
                Participant, or

            (4) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated beneficiary.

       (d)  Minimum Amounts to be Distributed.

            (1) If the Participant's entire interest is to be distributed over
                (1) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's designated beneficiary or
                (2) a period not extending beyond the life expectancy of the designated beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy.

            (2) For calendar years beginning before January 1, 1989, if the
                Participant's Spouse is not the designated beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

            (3) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (1) the applicable life expectancy or (2) if the Participant's Spouse is not the designated beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of section 1.401 (a) (9)-2 of the Income Tax Regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy in section 8.4 (d)(i) above as the relevant divisor. without regard to regulations section 1.401(a)(9)-2.

            (4) The minimum distribution required for the Participant's first distribution calendar year must be made on or before the Participant's required beginning date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the Employee's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.- - - -

       (e) Other Forms. If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of section 401 (a) (9) of the Code and the regulations thereunder.

  8.5 NONTRANSFERABLE. Any annuity contract distributed herefrom must be nontransferable.

  8.6 DEATH DISTRIBUTION PROVISIONS. Upon the death of the Participant, the following distribution provisions shall take effect:

       (a) If the Participant dies after distribution of his interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

       (b) If the Participant dies before distribution of his interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (1) or
            (2) below:

            (1) If any portion of the Participant's interest is payable to a designated Beneficiary, distributions may be made over the life expectancy of the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

            (2) If the designated Beneficiary is the Participant's Surviving
                Spouse, the date distributions are required to begin in accordance with (1) above shall not be earlier than the later of (i) December 31 of the calendar year immediately following the calendar year in which the Participant died and (ii) December 31 of the calendar year in which the Participant would have attained age 70-1/2.

            If the Participant has not made an election pursuant to this
            Section 8.6(b) by the time of his or her death, the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this section, or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no Designated Beneficiary, or if the designated beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

       (c) For purposes of Section 8.6(b), if the Surviving Spouse dies after the Participant, b ut before payments to such Spouse begin, the provisions of this Section, with the exception of paragraph (b)(2) therein, shall be applied as if the Surviving Spouse were the Participant.

       (d) For purposes of this Section, any amount paid to a child of the Participant will be treated as if it had been paid to the Surviving Spouse if the amount becomes payable to the Surviving Spouse when the child reaches the age of majority.

       (e) For purposes of this Section, distribution of a Participant's interest pursuant to Section 8.6(b) is considered to begin on the Participant's required beginning date (or, if paragraph (c) above is applicable, the date distribution is required to begin to the Surviving Spouse). If distribution in the form of an Annuity irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.

  8.7  DEFINITIONS.

       (a) Applicable Life Expectancy. The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated such succeeding calendar year.

       (b) Designated Beneficiary. The individual who is designated as the beneficiary under the Plan in accordance with section 401 (a) (9) and the regulations thereunder.

       (c) Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is which the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to Section 8.6 above.

       (d) Life Expectancy. Life expectancy and-joint and last survivor expectancy are computed by use of the expected return multiples in Table V and VI of section 1.72-9 of the Income Tax Regulations.

            Unless otherwise elected by the Participant (or Spouse, in the case of distributions described in Section 8.6(b) (2) by the time distributions are required to begin,) life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or Spouse) and shall apply to all subsequent years. The life expectancy of a non-spouse Beneficiary may not be recalculated.

       (e)  Participant's Benefit.

            (1) The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions or Forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

            (2) Exception for second distribution calendar year. For purposes of paragraph (i) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

       (f)  Required Beginning Date.

            (1) General Rule. The first required beginning date of a
                Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70-1/2.

            (2) Transitional Rules. The required beginning date of a
                Participant who attains age 70-1/2 before January 1, 1988, shall be determined in accordance with (A) or (B) below:

                (A) Non-5-Percent Owners. The required beginning date of a Participant who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70-1/2 occurs.

                (B) 5-Percent Owners. The required beginning date of a Participant who is a 5-percent owner during any year beginning after December 31, 1979, is the first day of April following the later of-


                     (i) the calendar year in which the Participant attains age 70-1/2, or

                     (ii) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a 5-percent owner, or the calendar year in which the Participant retires.

                     The Required Beginning Date of a Participant who is not a 5 -percent owner who attains age. 70-1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.


            (3) 5-Percent Owner. A Participant is treated as a 5-percent owner for purposes of this section if such Participant is a 5-percent owner as defined in section 416(i) of the Code (determined in accordance with section 416 but without regard to whether the plan is Top-Heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66-1/2 or any subsequent plan year.

            (4) Once distributions have begun to a 5-percent owner under this section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

  8.8  TRANSITIONAL RULE.

       (a) Notwithstanding the other requirements of this Article and subject to the requirements of Article DC, joint and Survivor Annuity Requirements, distribution on behalf of any employee, including a 5-percent owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

            (1) The distribution by the Plan is one which would not have disqualified such Plan under section 401(a)(9) of the Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

            (2) The distribution is in accordance with a method of distribution designated by the Employee whose interest in the Trust is being distributed or, if the Employee is deceased, by a Beneficiary of such Employee.

            (3) Such designation was in writing, was signed by the Employee or the Beneficiary, and was made before January 1, 1984.

            (4) The Employee had accrued a benefit under the Plan as of
                December 31, 1983.

            (5) The method of distribution designated by the Employee or the
                Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee's death, the Beneficiaries of the Employee listed in order of priority.

       (b) A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distribution to be made upon the death of the Employee.

       (c) For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in subsections (a) (1) and (5).

       (d) If a designation is revoked, any subsequent distribution must satisfy the requirements of section 401(a)(9) of the Code and the regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy section 401 (a) (9) of the Code and the regulations thereunder, but for the section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in section 1.401 (a) (9)-2 of the Income Tax Regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled from one plan to another plan, the rules in Q&AJ-2 and Q&AJ-3 shall apply.

  8.9  ALTERNATE PAYEE SPECIAL DISTRIBUTION. Distributions pursuant to Section
       19.6 may be made without regard to the age or employment status of the Participant.

  8.10 DIRECT ROLLOVERS.

       (a) This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover, except as otherwise provided by the Employer's administrative procedures as permitted by regulations. In addition, a Distributee's election of a Direct Rollover shall be subject to the following requirements:

            (1) If the Distributee elects to have only a portion of an Eligible
                Rollover Distribution paid to an Eligible Retirement Plan in a Direct Rollover, that portion must be equal to at least $500.

            (2) If the entire amount of a Distributee's Eligible Rollover
                Distribution is $500 or less, the distribution may not be divided. Instead, the entire amount must either be paid to the Distributee or to an Eligible Retirement Plan in a Direct Rollover.

            (3) A Distributee may not elect a Direct Rollover if the
                Distributee's Eligible Rollover Distributions during a year are reasonably expected by the Plan Administrator to total less than $200 (or any lower minimum amount specified by the Plan Administrator).

            (4) A Distributee may not elect a Direct Rollover of an Offset
                Amount.

            (5) A Distributee's election to make or not make a Direct Rollover with respect to one payment in a series of periodic payments shall apply to all subsequent payments in the series, except that a Distributee shall be permitted at any time to change, with respect to subsequent payments in the series of periodic payments, a previous election to make or not make a Direct Rollover. A change of election shall be accomplished by the Distributee notifying the Plan Administrator of the change. Such notice must be in the form and manner prescribed by the Plan Administrator.

       (b)  Definitions.

            (1) Direct Rollover: A Direct Rollover is a payment by the plan to the Eligible Retirement Plan specified by the Distributee.

            (2) Distributee: A Distributee includes an Employee or former
                Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

            (3) Eligible Retirement Plan: An Eligible Retirement Plan is an
                individual retirement account described in section 408(a) of the code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401 (a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or an individual retirement annuity.

            (4) Eligible Rollover Distribution: An Eligible Rollover
                Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401 (a) (9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

            (5) Offset Amount: An Offset Amount is the amount by which a
                Participant's Account is reduced to repay a loan from the Plan (including the enforcement of the Plan's security interest in the Participant's Account).

                                   ARTICLE IX

                    JOINT AND SURVIVOR ANNUITY REQUIREMENTS

  9.1 Except as provided with respect to certain plans in Section 9.6, the provisions of this Article shall apply to any Participant who is credited with at least one Hour of Service with the Employer on or after August 23, 1984, and such other Participants as provided in Section 9.7.

  9.2 QUALIFIED JOINT AND SURVIVOR ANNUITY. Unless an optional form of benefit is selected pursuant to a Qualified Election within the 90-day period ending on the Annuity Starting Date, a married Participant's Vested Account Balance will be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Participant's vested account balance will be paid in the form of a life Annuity. The Participant may elect to have such Annuity distributed upon attainment of the Earliest Retirement Age under the Plan.

  9.3 QUALIFIED PRERETIREMENT SURVIVOR ANNUITY. Unless an optional form of benefit has been selected within the Election Period pursuant to a qualified election, if a Participant dies before the Annuity Starting Date then no less than 50 percent (or 100 percent if so elected in the Adoption Agreement) of the Participant's Vested Account Balance shall be applied toward the purchase of an Annuity for the life of the Surviving Spouse. If less than 100 percent is selected, then the remaining portion of the account balance shall be paid to the Participant's Beneficiary. To the extent less than 100 percent of the account balance is paid to the Surviving Spouse, the amount of Employee Contributions allocated to the Surviving Spouse will be in the same proportion as the Employee Contributions bears to the total account balance of the Participant. The Surviving Spouse may elect to have such Annuity distributed within a reasonable period after the Participant's death.

  9.4  DEFINITIONS. The following definitions shall apply to this Article IX.

       (a) Election Period: The period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to the account balance as of the date of separation, the election period shall begin on the date of separation.

            Pre-age 35 waiver: A Participant who will not yet attain age 35 as of the end of any current Plan Year may make a special Qualified Election to waive the Qualified Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age
            35. Such election shall not be valid unless the Participant receives a written explanation of the Qualified Preretirement Survivor Annuity in such terms as are comparable to the explanation required under section 9.5(a). Qualified Preretirement Survivor coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this Article.

       (b) Earliest Retirement Age: The earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

       (c) Qualified Election: A waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity. Any waiver of a Qualified joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity shall not be effective unless: (a) the Participant's Spouse consents in writing to the election; (b) the election designates a specific Beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent); (c) the Spouse's consent acknowledges the effect of the election; and (d) the Spouse's consent is witnessed by a Plan representative or notary public.

            Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a Plan representative that there is no Spouse or that the Spouse cannot be located, a waiver will be deemed a Qualified Election.

            Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Section 9.5 below.

       (d) Qualified Joint and Survivor Annuity: An immediate Annuity for the life of the Participant with a survivor Annuity for the life of the Spouse which is not less than 50 percent and not more than 100 percent of the amount of the Annuity which is payable during the joint lives of the Participant and the Spouse and which is the amount of benefit which can be purchased with the Participant's Vested Account Balance. The percentage of the survivor annuity under the Plan shall be 50 percent (unless a different percentage is elected by the Employer in the Adoption Agreement).

       (e) Spouse (Surviving Spouse): The Spouse or Surviving Spouse of the Participant, provided that a former spouse will be treated as the Spouse or Surviving Spouse to the extent provided under a qualified domestic relations order as described in section 414(p) of the Code.

       (f) Annuity Starting Date: The first day of the first period for which an amount is paid as an Annuity or any other form.

       (g) Vested Account Balance: The aggregate value of the Participant's vested account balances derived from contributions made by both the Participant and Employer, including the proceeds of insurance contracts, if any, on the Participant's life and Rollover Contributions. The provisions of this Article shall apply to a Participant who is vested in amounts attributable contributions made under this Plan at the time of death or distribution.

  9.5  NOTICE REQUIREMENTS.

       (a) In the case of a Qualified Joint and Survivor Annuity, the Plan Administrator shall no less than 30 days and no more than 90 days prior to the Annuity Starting Date provide each Participant with a written explanation of: (i) the terms and conditions of a Qualified Joint and Survivor Annuity; (ii) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit; (iii) the rights of a Participant's Spouse; and (iv) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

       (b) In the case of a Qualified Preretirement Survivor Annuity, the Plan Administrator shall provide each Participant within the applicable period for such Participant a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of Section 9.5(a) applicable to a Qualified Joint and Survivor Annuity.

       (c) The applicable period for a Participant is whichever of the following periods ends last: (i) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (ii) a reasonable period ending after the individual becomes a Participant; (iii) a reasonable period ending after the Qualified joint and Survivor Annuity is no longer fully subsidized; (iv) a reasonable period ending after this Article first applies to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service before attaining age 35.

            For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (ii), (iii) and (iv) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

       (d) The Surviving Spouse may elect to have distribution of the vested account balance commence within the 90-day period following the date of the Participant's death. The account balance shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of account balances for other types of distributions.

  9.6  SAFE HARBOR RULES.

       (a) This section shall apply to a Participant in a profit sharing plan, and to any distribution, made on or after December 31, 1988, from or under a separate account attributable solely to accumulated deductible employee contributions, as defined in section 72(o)(5)(B) of the Code, and maintained on behalf of a Participant in a money purchase pension plan (including a target benefit plan), if the following conditions are met: (1) the Participant does not or cannot elect payments in the form of a life annuity; and (2) with respect to a Participant in a profit sharing plan, the plan is not a direct or indirect transferee of a defined benefit plan, money purchase pension, target benefit plan, or a stock bonus or profit sharing plan which is subject to the survivor annuity requirements of section 401(a)(11) and section 417 of the Code with respect to that Participant.

       (b) On the death of a Participant, the Participant's vested account balance will be paid to the Participant's surviving spouse, but if there is no SURVIVING spouse, or if the surviving spouse has consented in a manner conforming to a Qualified Election, then to the Participant's designated Beneficiary. The surviving spouse may elect to have distribution of the vested account balance commence within the 90-day period following the date of the Participant's death. The account balance shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of account balances for other types of distributions.

       (c) The Participant may waive the spousal death benefit described in this Section 9.6 at any time provided that no such waiver shall be effective unless IT satisfies the conditions of Section 9.4(c) (other than the notification requirement referred to therein) 'that would apply to the Participant's waiver of the Qualified Preretirement Survivor Annuity.

       (d) If this Section 9.6 is operative, then the provisions of this Article, other than Section 9.7, shall be inoperative.

       (e) For purposes of this Section 9.6, vested account balance shall mean, in the case of a money purchase pension plan or a target benefit plan, the Participant's separate account balance attributable solely to accumulated deductible employee contributions within the meaning of section 72(o)(5)(B) of the Code. In the case of a profit sharing plan, vested account balance shall have the same meaning as provided in Section 9-4(g).

  9.7  TRANSITIONAL RULES.

       (a) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous sections of this Article must be given the opportunity to elect to have the prior sections of this Article apply if such Participant is credited with at least one Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least 10 years of vesting service when he separated from Service.

       (b) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any Service in A Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his benefits paid in accordance with Section 9.7(d).

       (c) The respective opportunities to elect (as described in Sections 9.7(a) and 9.7(b) above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

       (d) Any Participant who has elected pursuant to Section 9.7(b) of this Article and any Participant who does not elect under Section 9.7(a) or who meets the requirements of Section 9.7(a) except that such Participant does not have at least 10 years of vesting service when he separates from service, shall have his benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life Annuity:

            (1) Automatic joint and Survivor Annuity. If benefits in the form of a life Annuity become payable to a married Participant who:

                (A) begins to receive payments under the Plan on or after Normal Retirement Age; or

                (B) dies on or after Normal Retirement Age while still working for the Employer; or

                (C) begins to receive payments on or after the qualified early retirement age; or

                (D) separates from Service on or after attaining Normal Retirement Age (or the qualified early retirement age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits;

                then such benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the Election Period. The Election Period must begin at least 6 months before the Participant attains qualified early retirement age and end not more than 90 days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

            (2) Election of early survivor annuity. A Participant who is employed after attaining the qualified early retirement age will be given the opportunity to elect, during the Election Period, to have a survivor Annuity payable on death. If the Participant elects the survivor Annuity, payments under such Annuity must not be less than the payments which would have been made to the Spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The Election Period begins on the later of (1) the 90th day before the Participant attains the qualified early retirement age, or (2) the date on which participation begins, and ends on the date the Participant terminates employment.

            (3) For purposes of this Section 9.7(d):

                (A)  Qualified early retirement age is the latest of:

                     (i) the earliest date, under the Plan, on which the Participant may elect to receive retirement benefits,

                     (ii) the first day of the 120th month beginning before the Participant reaches Normal Retirement Age, or

                     (iii) the date the Participant begins participation.

                (B) Qualified Joint and Survivor Annuity is an Annuity for the life of the Participant with a survivor Annuity for the life of the Spouse as described in Section 9.4(d).

                                   ARTICLE X

                           TERMINATION OF EMPLOYMENT

  10.1 DISTRIBUTION. A Participant who terminates employment shall be entitled to receive a distribution of his entire Vested Interest. Such distribution shall be further subject to the terms and conditions of Article DC.

       (a)  1-Year Break-in-Service (Cash-Out Method).

            The following section (a) shall apply in determining when the non-vested portion of a Participant's Account becomes a Forfeiture, unless the provisions of section (b) have been specified by the Employer in its Adoption Agreement.

            If at the time of his Termination of Employment the Participant is not 100% vested and does not take a distribution from the portion of his Vested Interest that is attributable to contributions made by the Employer, the non-vested portion of his Participant's Account shall be placed in a separate account and will become a Forfeiture upon the date such terminated Participant incurs 5 consecutive 1-Year Breaks-in-Service.

            However, if at the time of his Termination of Employment the Participant is not 100% vested and does take a distribution from the portion of his Vested Interest that is attributable to contributions made by the Employer, or if the Participant is 0% vested, the non-vested portion of his Participant's Account shall be placed in a separate account and will become a Forfeiture upon the date such terminated Participant incurs a 1-Year Break-in-Service.

            If a terminated Participant, whose separate account became a Forfeiture in accordance with the terms of the preceding paragraph, is later rehired by the Employer and re-enrolls in the Plan before incurring 5 consecutive 1-Year Breaks-in-Service, then the amount of the Forfeiture shall be restored by the Employer.

            In addition, such rehired Participant shall be entitled to repay the distribution that was made at his Termination of Employment attributable to contributions made by the Employer. Such repayment must be made before the Participant has incurred 5 consecutive 1-Year Breaks-in-Service following the date he received the distribution or 5 years after the Participant is reemployed by the Employer, whichever date is earlier.

            Until the time a reemployed Participant repays the distribution made at his Termination of Employment in accordance with the preceding terms of this Section, or if the Participant does not repay such distribution or had not taken a distribution, the Participant's vested or nonforfeitable portion of the separate account established in accordance with this Section shall, at any relevant time, be equal to an amount determined by the following formula:

                         X = P[AB+(R x D)] - (R x D)

            For the purposes of applying this formula:



            P = The Participant's Vesting Percentage at the relevant time. AB= The account balance at the relevant time.
            R = The ratio of the account balance at the relevant time to the account balance after the distribution.
            D = The amount of the distribution.

       (b)  5 Consecutive 1-Year Breaks-in-Service.

            As of a Participant's Termination of Employment, he shall be entitled to receive a distribution of his entire Vested Interest. Such distribution shall be further subject to the terms and conditions of Article IX.

            If at the time of his Termination of Employment the Participant is not 100% vested, the non-vested portion of his Participant's Account shall be placed in a separate account and will become a Forfeiture upon the date the terminated Participant incurs 5 consecutive 1-Year Breaks-in-Service.

            If a terminated Participant is later rehired by the Employer and re-enrolls in the Plan prior to incurring 5 consecutive 1-Year Breaks-in-Service, his vested or nonforfeitable portion of this separate account shall, at any relevant time, be equal to an amount ("X") determined by the following formula:

                         X = P [AB + (R x D)] - (R x D)

            For the purposes of applying this formula:

            P = The Participant's Vesting Percentage at the relevant time. AB= The account balance at the relevant time.
            R = The ratio of the account balance at the relevant time to the account balance after the distribution.
            D = The amount of the distribution.

  10.2 LIFE INSURANCE POLICY. If all or any portion of the value of any Life Insurance Policy on the Participant's life will become a Forfeiture, the Participant shall have the right to buy such Policy from the Trustee for the then value of such Policy less the value of any Vested Interest therein, within 30 days after written notice from the Trustee is mailed to his last known address.

  10.3 NO FURTHER RIGHTS OR INTEREST. A Participant shall have no further interest in or any rights to any portion of his Participant's Account that becomes a Forfeiture due to his Termination of Employment once the Participant incurs 5 consecutive 1-Year Breaks-in-Service in accordance with Section 2.4.

  10.4 FORFEITURE. Any Forfeiture arising in accordance with the provisions of
       Section 10.1 shall be treated as follows:

       Any amount of Forfeitures shall be used in accordance with (a) or (b) below, in the manner set forth in Article IV.

       (a) Reallocation. Forfeitures shall be allocated in accordance with the allocation formula of the Plan.

       (b) Employer Credit. Forfeitures shall be used by the Employer to reduce and in lieu of the Employer contribution next due under
            Article IV, or to pay Plan expenses, at the earliest opportunity after such Forfeiture becomes available.

       Notwithstanding anything to the contrary, if Forfeitures are generated upon the occurrence of a 1-Year Break-in- Service, and if a former Participant returned to employment with the Employer after the occurrence of a 1-Year Break-in-Service and prior to the occurrence of 5 consecutive 1-Year Breaks-in-Service Forfeitures, if any, will first be used to make whole the nonvested account of the Participant, equal to the value of the nonvested account at the time the Participant terminated Service with the Employer. In the event that the available Forfeitures are not sufficient to make whole the nonvested account, the Employer will make an additional contribution sufficient to make the nonvested account whole.

  10.5 If a benefit is forfeited because the Participant or Beneficiary cannot be found, such benefit will be reinstated if a claim is made by the Participant or Beneficiary.

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                                   ARTICLE la

                                  WITHDRAWALS

  11.1 WITHDRAWAL-EMPLOYEE CONTRIBUTIONS.

       (a) Required Employee Contributions. If the Employer has elected in its Adoption Agreement to allow for a withdrawal of Required Employee Contributions and earnings thereon, then a Participant may elect to withdraw from his Participant's Account an amount equal to a percentage of Required Employee Contributions. On the date the election becomes effective, the Participant shall be suspended from making any further contributions to the Plan, and from having' any Matching Contributions made on his behalf for a period, as elected by the Employer in its Adoption Agreement.

       (b) Voluntary Employee Contributions. If the Employer has elected in ITS Adoption Agreement to allow for withdrawal of Voluntary Employee Contributions and earnings thereon, then a Participant may elect to withdraw from his Participant's Account an amount which is equal to any whole percentage (not exceeding 100%) of the value of that portion of his Participant's Account attributable to Voluntary Employee Contributions and earnings thereon.

       If a Participant elects a withdrawal under the provisions of this section, he may not elect another withdrawal under this section for an additional period specified by the Employer in its Adoption Agreement.

       The Participant shall notify the Plan Administrator in writing of his election to make a withdrawal under this Section. Any such election shall be effective as of the date specified in such notice, which date must be at least 15 days after notice is filed.

       No Forfeitures will occur solely as A result of an Employee's withdrawal of Employee Contributions.

  11.2 WITHDRAWAL - ELECTIVE DEFERRAL CONTRIBUTIONS. If the Participant has attained the age of 59-1/2, and if selected by the Employer in its Adoption Agreement, the Participant may elect to withdraw from his Participant's Account an amount which is equal to any whole percentage (not exceeding 100%) of his Vested Interest in his Participant's Account attributable to his Elective Deferral Contributions and earnings thereon.

       The Participant shall notify the Plan Administrator in writing of his election to make a withdrawal under this Section. Any such election shall be effective as of the date specified in such notice, which date must be at least 15 days after notice is filed.

  11.3 WITHDRAWAL - EMPLOYER CONTRIBUTIONS. If the Employer has specified in its Adoption Agreement that withdrawals of Matching Contributions and Nonelective Contributions, if applicable, are permitted, a Participant who has been an Active Participant for at least 60 consecutive months may elect to withdraw from his Participant's Account an amount equal to a whole percentage (not to exceed 100%) of his Vested Interest in his Participant's Account attributable to Matching Contributions (and Forfeitures, if applicable) and Nonelective Contributions, if applicable along with earnings. On the date the election becomes effective, the Participant shall be suspended from making Employee Contributions and Elective Deferral Contributions, if any, and from having Employer Contributions made on his behalf for a period of time, as selected by the Employer in its Adoption Agreement. In lieu of the 60-month of Participation requirement, the Employer may specify in the Adoption Agreement that withdrawal of contributions made by the Employer, to the extent vested, shall be available upon or following the attainment of age 59-1/2.

       In the event a Participant's suspension period occurs during a year (or years) when no Employer contributions are made, such suspension shall be taken into account when the next Employer contribution(s) is made.

       The Participant shall notify the Plan Administrator in writing of his election to make a withdrawal under this Section. Any such election shall be effective as of the date specified in such notice, which date must be at least 15 days after notice is filed.

  11.4 WITHDRAWAL FOR SERIOUS FINANCIAL HARDSHIP OF CONTRIBUTIONS OTHER THAN ELECTIVE DEFERRAL CONTRIBUTIONS. If the plan is a profit sharing plan or a thrift plan, and if the Employer has elected in its Adoption Agreement to permit withdrawals due to the occurrence of events that constitute Serious Financial Hardships to a Participant, such Participant may withdraw all or a portion of his Vested Interest (excluding Elective Deferral Contributions, Qualified Nonelective Contributions, Qualified Matching Contributions, and earnings). Such Serious Financial Hardship must be shown by positive evidence submitted to the Plan Administrator that the hardship is of sufficient magnitude to impair the Participant's financial security. Withdrawals shall be determined in a consistent and nondiscriminatory manner, and shall not affect the Participant's rights under the Plan to make additional withdrawals or to continue to be an Active Participant.

  11.5 WITHDRAWAL FOR SERIOUS FINANCIAL HARDSHIP OF ELECTIVE DEFERRAL CONTRIBUTIONS. If the Employer has selected in its Adoption Agreement, a distribution may be made on account of Serious Financial Hardship if subparagraphs (a) and (b) of this section are satisfied. The funds available for withdrawal shall be the portion of a Participant's Account attributable to Elective Deferral Contributions, including pre-1989 earnings on such contributions, and if applicable, the remainder of the vested portion of his Participant's Account excluding Qualified Matching Contributions, Qualified Nonelective Contributions, and any earnings attributable to Qualified Matching Contributions, and/or Qualified Nonelective Contributions. Post-1988 earnings on Elective Deferral Contributions shall also be excluded. For purposes of this section, a distribution may be made on account of a hardship only if the distribution both is made on account of an immediate and heavy financial need of the employee and is necessary to satisfy the financial need.

       (a) The following are the only financial needs considered immediate and heavy for purposes of this section:

            (i) Expenses for medical care described in section 213(d) of the Code previously incurred by the Employee, the Employee's spouse, or any dependents of the Employee (as defined in section 152 of the Code) or necessary for these persons to obtain medical care described in section 213(d) of the Code;

            (ii) Payment of tuition and related educational fees for the next 12 months of post-secondary education for the Employee, his or her spouse, children, or dependents (as defined in section 152 of the Code);

            (iii) Costs directly related to the purchase of a principal residence for the Employee (excluding mortgage payments); or

            (iv) Payments necessary to prevent the eviction of the Employee from the Employee's principal residence or foreclosure on the mortgage on that residence.

       (b) To the extent the amount of distribution requested does not exceed the amount required to relieve the Participant's financial need, such distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Participant only if:

            (i) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Employer;

            (ii) All plans maintained by the Employer provide that the Participant's Elective Deferral Contributions and if applicable, Employee Contributions, will be suspended for 12 months after the receipt of the hardship distribution.

            (iii) All plans maintained by the Employer provide that the
                  Participant may not elect Elective Deferral Contributions for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under section 402(g) of the Code for such taxable year less the amount of such Participant's Elective Deferral Contributions for the taxable year of the hardship distribution.


  11.6 WITHDRAWAL - IRP CONTRIBUTIONS and ROLLOVER CONTRIBUTIONS. If selected by the Employer in its Adoption Agreement, a Participant may elect to withdraw from his Participant's Account once during each Plan Year, any amount up to 100% of the value of that portion of his Participant's Account attributable to his IRP Contributions and/or Rollover Contributions along with earnings.

       The Participant shall notify the Plan Administrator in writing of his election to make a withdrawal under this Section. Any such election shall be effective as of the date specified in such notice, which date must be at least 15 days after notice is filed.

  11.7 NOTIFICATION. The Participant shall notify the Administrator in writing of his election to make a withdrawal under Article M. Any such election shall be effective as of the date specified in such notice, which date must be at least 15 days after such notice is filed. Payment of the withdrawal shall be subject to the terms and conditions of Article VIII. All withdrawals made under the provisions of Article XI shall be subject to the spousal consent requirements of Article DC, as applicable.

  11.8 VESTING CONTINUATION. In the event a partially vested Participant takes a withdrawal of less than 100% of his Vested Interest in accordance with
       Section 11.3 or 11.4 or 11.5, the remaining portion of his Account attributable to Employer contributions shall vest according to the formula as set forth in Section 10.1.

                                  ARTICLE XII

                                     LOANS

  12.1 LOANS TO PARTICIPANTS. If the Employer has specified in its Adoption Agreement that loans are permitted, then the Plan Administrator may make a bona fide loan to a Participant, in an amount which, when added to the outstanding balance of all other loans to the Participant from all qualified plans of the Employer, does not exceed the lesser of $50,000 reduced by the excess of the Participant's highest outstanding loan balance during the 12 months preceding the date on which the loan is made over the outstanding loan balance on the date the new loan is made, or 50% of the Participant's Vested Interest in his Participant's Account. Notwithstanding any provision in this paragraph to the contrary, loans may not exceed a Participant's Vested Interest attributable to such contributions.

       In the event of default, foreclosure on the note and attachment of security will not occur until a distributable event occurs in the Plan.

       No loans will be made to any shareholder-employee or Owner Employee. For purposes of this requirement, a shareholder employee means an employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of section 318(a)
       (1) of the Code), on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation.

       The loan shall be made under such terms, security interest, and conditions as the Plan Administrator deems appropriate, provided, however, that all loans granted hereunder:

       (a) are available to all Participants and Beneficiaries, who are parties-in-interest (as defined in ERISA), on a reasonably equivalent basis; and

       (b) are not made available to Highly Compensated Employees on a basis greater than the basis made available to other Employees; and

       (c)  bear a reasonable rate of interest; and

       (d)  are adequately secured; and

       (e) unless the provisions of Section 9.6 apply to a Participant, are made only after a Participant obtains the consent of his spouse, if any, to use his Participant's Account as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the Participant's Account is used for renegotiation, extension, renewal or other revision of the loan; and

       (f) are made in accordance with and subject to all of the provisions of this Article.

       If a valid spousal consent has been obtained in accordance with (e), then, notwithstanding any other provision of this Plan, the portion of the Participant's vested account balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's vested account balance (determined without regard to the preceding sentence) is payable to the Surviving Spouse, then the account balance shall be adjusted by first reducing the vested account balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the Surviving Spouse.

  12.2 LOAN PROCEDURES. The Plan Administrator shall establish a written set of procedures, set forth in the summary plan description or any other established set of procedures, which becomes a part of such Plan by which all loans will be administered. Such rules, which are incorporated herein by reference, will include, but not be limited to the following:

       (a) the person or persons authorized to administer the loan program, identified by name or position;

       (b)  the loan application procedure;

       (c)  the basis for approving or denying loans;

       (d)  any limits on the types of loans permitted;

       (e)  the procedure for determining a ""reasonable" interest rate;

       (f)  acceptable collateral;

       (g)  default conditions; and

       (h) steps which will be taken to preserve plan assets in the event of default.

                                  ARTICLE XIII

                     FIDUCIARY DUTIES AND RESPONSIBILITIES

  13.1 GENERAL FIDUCIARY STANDARD OF CONDUCT. Each Fiduciary of the Plan shall discharge his duties hereunder solely in the interest of the Participants and their Beneficiaries and for the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan. Each Fiduciary shall act with the care, skill, prudence and diligence under the circumstances that a prudent man acting in a like capacity and familiar with such matters would use in conducting an enterprise of like character and with like aims, in accordance with the documents and instruments governing this Plan, insofar as such documents and instruments are consistent with this standard.

  13.2 SERVICE IN MULTIPLE CAPACITIES. Any Person or group of Persons may serve in more than one Fiduciary capacity with respect to this Plan, specifically including service both as Trustee and Administrator.

  13.3 LIMITATIONS ON FIDUCIARY LIABILITY. Nothing in this Plan shall be construed to prevent any Fiduciary from receiving any benefit to which he may be entitled as a Participant or Beneficiary in this Plan, so long as the benefit is computed and paid on a basis which is consistent with the terms of this Plan as applied to all other Participants and Beneficiaries. Nor shall this Plan be interpreted to prevent any Fiduciary from receiving any reasonable compensation for services rendered, or for the reimbursement of expenses properly and actually incurred in the performance of his duties with the Plan; except that no Person so serving who already receives full-time pay from an Employer shall receive compensation from this Plan, except for reimbursement of expenses properly and actually incurred.

  13.4 INVESTMENT MANAGER. If an Investment Manager has been appointed pursuant to Section 14.7 of this Plan, he is required to acknowledge in writing that he has undertaken a Fiduciary responsibility with respect to the Plan. The Insurance Company's liability as a Fiduciary is limited to that arising from its management of any assets of the Plan held by the Insurance Company in its Separate Account.

                                   ARTICLE NW

                             THE PLAN ADMINISTRATOR

  14.1 DESIGNATION AND ACCEPTANCE. The Employer shall designate a Person or Persons to serve as Plan Administrator under the Plan and such Person, by joining in the execution of the Adoption Agreement, accepts such appointment and agrees to act in accordance with the terms of the Plan.

  14.2 DUTIES AND RESPONSIBILITY. The Plan Administrator shall administer the Plan for the exclusive benefit of the Participants and their Beneficiaries in a nondiscriminatory manner subject to the specific terms of the Plan. The Plan Administrator shall perform all such duties as are necessary to operate, administer, and manage the Plan in accordance with the terms thereof This shall include notification to the Insurance Company of any adjustment made to a Participant's Account as a result of excess amounts as defined in Section 5.5 (f).

       The Plan Administrator shall comply with the regulatory provisions of ERISA and shall furnish to each Participant (a) a summary plan description, (b) upon written request, a statement of his total benefits accrued and his vested benefits if any and (c) the information necessary to elect the benefits available under the Plan. The Plan Administrator shall also file the appropriate annual reports and any other data which may be required by appropriate regulatory agencies.

       Furthermore, the Plan Administrator shall take the necessary steps to notify the appropriate interested parties whenever an application is made to the Secretary of the Treasury for a determination letter in accordance with Code section 7476 as amended.

  14.3 EXPENSES AND COMPENSATION. The expenses necessary to administer the Plan shall be taken from Participants' Accounts unless paid by the Employer, including but not limited to those involved in retaining necessary professional assistance from an attorney, an accountant, an actuary, or an investment advisor. Nothing shall prevent the Plan Administrator from receiving reasonable compensation for services rendered in administering this Plan, provided the Plan Administrator is not a full-time Employee of any Employer adopting this Plan.

  14.4 INFORMATION FROM EMPLOYER. To enable the Plan Administrator to perform his functions, the Employer shall supply full and timely information to the Administrator on all matters relating to this Plan as the Plan Administrator may require.

  14.5 ADMINISTRATIVE COMMITTEE; MULTIPLE SIGNATURES. In the event that more than one Person has been duly nominated to serve on the Administrative Committee and has signified in writing the acceptance of such designation, the signature(s) of one or more Persons may be accepted by an interested parry as conclusive evidence that the Administrative Committee has duly authorized the action therein set forth and as representing the will of and binding upon the whole Administrative Committee. No Person receiving such documents or written instructions and acting in good faith and in reliance thereon shall be obliged to ascertain the validity of such action under the terms of this Plan. The Administrative Committee shall act by a majority of its members at the time in office and such action may be taken either by a vote at a meeting or in writing without a meeting.

  14.6 RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR. The Plan Administrator, or any member of the Administrative Committee, may resign at any time by delivering to the Employer a written notice of resignation, to take effect at a date specified therein, which shall not be less than 30 days after the delivery thereof, unless such notice shall be waived.

       The Plan Administrator may be removed with or without cause by the Employer by delivery of written notice of removal, to take effect at a date specified therein, which shall be not less than thirty (30) days after delivery thereof, unless such notice shall be waived.

       The Employer, upon receipt of or giving notice of the resignation or removal of the Plan Administrator, shall promptly designate a successor Plan Administrator who must signify acceptance of this position in writing. In the event no successor is appointed, the Board of Directors of the Employer will function as the Administrative Committee until a new Plan Administrator has been appointed and has accepted such appointment.

  14.7 INVESTMENT MANAGER. The Plan Administrator may appoint, in writing, an Investment Manager or Managers to whom is delegated the authority to manage, acquire, invest or dispose of all or any part of the Plan, or Trust assets. With regard to the assets entrusted to his care, the Investment Manager shall provide written instructions and directions to the Employer or Trustee, as applicable, who shall in turn be entitled to rely upon such written direction. This appointment and delegation shall be evidenced by a signed written agreement.

  14.8 DELEGATION OF DUTIES. The Plan Administrator shall have the power, to the extent permitted by law, to delegate the performance of such Fiduciary and non-Fiduciary duties, responsibilities and functions as the Administrator shall deem advisable for the proper management and administration of the Plan in the best interests of the Participants and their Beneficiaries.

                                   ARTICLE XV

                              PARTICIPANTS' RIGHTS

  15.1 GENERAL RIGHTS OF PARTICIPANTS AND BENEFICIARIES. The Plan is established and the Plan or Trust assets are held for the exclusive purpose of providing benefits for such Employees and their Beneficiaries as have qualified to participate under the terms of the Plan.

  15.2 FILING A CLAIM FOR BENEFITS. A Participant or Beneficiary or the Employer acting in his behalf, shall notify the Administrator of a claim of benefits under the Plan. Such request shall be in writing to the Administrator and shall set forth the basis of such claim and shall authorize the Administrator to conduct such examinations as may be necessary to determine the validity of the claim and to take such steps as may be necessary to facilitate the payment of any benefits to which the Participant or Beneficiary may be entitled under the terms of the Plan.

  15.3 DENIAL OF CLAIM. Whenever a claim for benefits by any Participant or Beneficiary has been denied by a Plan Administrator, a written notice, prepared in a manner calculated to be understood by the Participant, must be provided, setting forth (1) the specific reasons for the denial;
       (2) the specific reference to pertinent Plan provisions on which the denial is based; (3) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and (4) an explanation of the Plan's claim -review procedure.

  15.4 REMEDIES AVAILABLE TO PARTICIPANTS. A Participant or Beneficiary (1) may request a review by a Named Fiduciary, other than the Plan Administrator, upon written application to the Plan; (2) may review pertinent Plan documents; and (3) may submit issues and comments in writing to a Named Fiduciary. A Participant or Beneficiary shall have 60 days after receipt by the claimant of written notification of a denial of a claim to request a review of a denied claim.

       A decision by a Named Fiduciary shall be made promptly and not later than 60 days after the Named Fiduciary's receipt of a request for review, unless special circumstances require an extension of the time for processing in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of a request for review. The decision on review by a Named Fiduciary shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions on which the decision is based.

       A Participant or Beneficiary shall be entitled, either in his own name or in conjunction with any other interested parties, to bring such actions in law or equity or to undertake such administrative actions or to seek such relief as may be necessary or appropriate to compel the disclosure of any required information, to enforce or protect his rights, to recover present benefits due to him or to clarify his rights to future benefits under the Plan.

  15.5 LIMITATION OF RIGHTS. Participation hereunder shall not grant any Participant the right to be retained in the Service of the Employer or any other rights or interest in the Plan or Trust fund other than those specifically herein set forth.

  15.6 PARTICIPANT CONTRIBUTIONS. Each Participant, regardless of his length of Service with the Employer, shall be fully vested (100%) at all times in any portion of his Participant's Account attributable to the following contributions, as applicable:

       (a)  Employee Contributions and earnings thereon;

       (b)  Rollover Contributions and earnings thereon;

       (c)  IRP Contributions and earnings thereon.

  15.7 MERGERS OR TRANSFERS. In the case of any merger with or transfer of assets or liabilities to any other qualified plan after September 2, 1974, the following conditions must be met:

       (a) The sum of the account balances in each plan shall equal the fair market value (determined as of the date of the merger or transfer as if the plan had then terminated) of the entire plan assets.

       (b) The assets of each plan shall be combined to form the assets of the plan as merged (or transferred) and each Participant in the plan merged (or transferred) shall have an Account balance equal to the sum of the Account balances the Participant had in the plans immediately prior to the merger (or transfer).

       (c) Immediately after the merger (or transfer), each Participant in the plan merged (or transferred) shall have an Account balance equal to the sum of the Account balances the Participant had in the plans immediately prior to the merger (or transfer).

       (d) Immediately after the merger (or transfer) each Participant in the plan merged (or transferred) shall be entitled to the same optional benefit forms as they were entitled to immediately prior to the merger (or transfer).

                                  ARTICLE XVI

                             THE INSURANCE COMPANY

  16.1 DUTIES A-ND RESPONSIBILITIES. The Insurance Company shall issue the Annuity Contract and any Policies hereunder and thereby assumes all the duties and responsibilities set forth therein. The terms of the Annuity Contract may be changed as provided therein without amending this Plan, provided such changes shall conform (1) to the requirements for qualification under Code section 401(a), as amended from time to time and (2) to ERISA, as amended from time to time.

  16.2 RELATION TO EMPLOYER, PLAN ADMINISTRATOR AND PARTICIPANTS. The Insurance Company may receive the statement of the Plan Administrator or, if the Plan Administrator so designates, the Employer or the Trustee, as conclusive evidence of any of the matters decided in the Plan and the Insurance Company shall be fully protected in taking or permitting any action on the basis thereof and shall incur no liability or responsibility for so doing. The Insurance Company shall not be required to look into the terms of the Plan as to question any action by the Employer or the Plan Administrator or any Participant nor to determine that such action is properly taken under the Plan. The Insurance Company shall be fully discharged from any and all liability with respect to any payment to any Participant hereunder in accordance with the terms of the Annuity Contract or of any Policies under the Plan. The Insurance Company shall not be required to take any action contrary to its normal rules and practices.

  16.3 RELATION TO TRUSTEE. The Insurance Company shall not be required to look into the terms of the Plan or question any action of the Trustee and the Insurance Company shall not be responsible for seeing that any action of the Trustee is authorized by the terms hereof. The Insurance Company shall be under no obligation to take notice of any change in Trustee until evidence of such change satisfactory to the Insurance Company shall have been given to the Insurance Company in writing at its home office.

                                  ARTICLE XVII

                      AMENDMENT OR TERMINATION OF THE PLAN

  17.1 AMENDMENT OF ELECTIONS UNDER ADOPTION AGREEMEN BY EMPLOYER. The Employer shall have the right from time to time to change the elections under its Adoption Agreement in a manner consistent with the Plan, by a written instrument signed by the Employer, the Plan Administrator and the Trustee and accepted by the Sponsor. Upon any such change in the Elections under the Adoption Agreement the Plan Administrator, the Trustee and the Sponsor shall be furnished a copy thereof If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Participant with at least 3 years of service with the employer may elect, in writing, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed under the Plan without regard to such amendment or change. For Participants who do not have at least I hour of service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting.... 5 years of service" for.... 3 years of service" where such language appears.

       The period during which the election must be made by the Participant shall begin -no later than the date the Plan amendment is adopted and end no later than after the latest of the following dates:


       (a)  The date which is 60 days after the day the amendment is adopted;

       (b) The date which is 60 days after the day the amendment becomes effective;

       (c) The date which is 60 days after the day the Participant is issued written notice of the amendment by the Employer or Plan Administrator.


       Such written election by a Participant shall be made to the Administrator, who shall then give written notice to the Insurance Company.

       No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's Accrued Benefit. Notwithstanding the preceding sentence, a Participant's account balance may be reduced to the extent permitted under section 412 (c) (8) of the Code. For purposes of this paragraph, a Plan amendment which has the effect of decreasing a Participant's account balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an Accrued Benefit. Furthermore, if the vesting schedule of a plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's Employer-derived Accrued Benefit will not be less than the percentage computed under the Plan without regard to such amendment.

       An adopting Employer may amend the Plan by adding overriding plan language to the adoption agreement where such language is necessary to satisfy Code section 415 or 416 because of the required aggregation of multiple plans under these sections. An adopting Employer may amend the Plan by adding language to allow the Plan to operate under a waiver of the minimum funding requirements.

  17.2 AMENDMENT OF PLAN, TRUST, AND FORM OF ADOPTION AGREEMENT. The Sponsor may amend this Plan and Trust, and the form of the Adoption Agreement, and the Employer in adopting this Plan and the Plan Administrator and the Trustee in accepting appointment as Plan Administrator and as Trustee, shall be deemed to have consented to any such amendment by executing the Adoption Agreement, provided that the written consent of the Trustee and the Plan Administrator to any change affecting their duties or responsibilities shall first be obtained. Upon any such amendment by the Sponsor, the Plan Administrator, the Employer and the Trustee shall be furnished with a copy thereof.

       The Employer may (1) change the choice of options in the Adoption Agreement, (2) add overriding language in the Adoption Agreement when such language is necessary to satisfy section 415 or section 416 of the Code because of the required aggregation of multiple plans, and (3) add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as individually designed. An Employer that amends the Plan for any other reason, including a waiver of the minimum funding requirements under section 412(d) of the Code, will no longer participate in this prototype plan and will be considered to have an individually designed plan.

  17.3 CONDITIONS OF AMENDMENT. Neither the sponsor nor the Employer shall make any amendment which would cause the Plan to lose its status as a qualified plan within the meaning of section 401(a) of the Code.

  17.4 TERMINATION OF THE PLAN. The Employer intends to continue the Plan indefinitely for the benefit of its Employees, but reserves the right to terminate the Plan at any time by resolution of its Board of Directors. Upon such termination, the liability of the Employer to make Employer contributions hereunder shall terminate. The Plan shall terminate automatically upon complete discontinuance of Employer contributions hereunder, if the Plan is a Profit Sharing Plan or a Thrift Plan.

  17.5 FULL VESTING. Upon the termination or partial termination of the Plan, or upon complete discontinuance of Employer contributions, the rights of all affected Participants in and to the amounts credited to each such Participant's Account and to any Policies on each Participant's life shall be 100% vested and nonforfeitable. Thereupon, each Participant shall receive a total distribution of his Participant's Account (including any amounts in the Forfeiture Account allocated in accordance with Section 17.6) in accordance with the terms and conditions of
       Article VIII. If the Plan terminates, the assets will be distributed from the Trust as soon as administratively feasible.

  17.6 APPLICATION OF FORFEITURES. Upon the termination of the Plan, any amount in the Forfeiture Account which has not been applied as of such termination to reduce the Employer contribution or has not been allocated as of such termination shall be credited on a pro-rata basis to each Participant's Account of the then Active Participants in the same manner as the last Employer contribution made under the Plan.

  17.7 APPROVAL BY THE INTERNAL REVENUE SERVICE. Notwithstanding any other provisions of this Plan, the Employer's adoption of this Plan is subject to the condition precedent that the Employer's Plan shall be approved and qualified by the Internal Revenue Service as meeting the requirements of Code section 401 (a) and, if applicable, that the Trust established hereunder shall be entitled to exemption under the provisions of Code section 501 (a). In the event the Plan initially fails to qualify and the Internal Revenue Service issues a final ruling that the Employer's Plan or Trust fails to so qualify as of the Effective Date, all liability of the Employer to make further Employer contributions hereunder shall cease. The Insurance Company, Plan Administrator, Trustee and any other Named Fiduciary shall be notified immediately by the Employer, in writing, of such failure to qualify. Upon such notification, the value of the Participants' Accounts and the then value of any Life Insurance Policies shall be distributed in cash subject to the terms and conditions of Article VII. That portion of such distribution which is attributable to Participant's Employee Contributions, if any, shall be paid to the Participant, and the balance of such distribution shall be paid to the Employer. Upon the death of any Participant prior to the actual surrender of a Life Insurance Policy or Policies on his life, the death benefit shall be payable to the Participant's Beneficiary.

       If the Employer's Plan fails to attain or retain qualification, such Plan will no longer participate in this prototype plan and will be considered an individually designed plan.

  17.8 SUBSEQUENT UNFAVORABLE DETERMINATION. If the Employer is notified subsequent to initial favorable qualification that the Plan is no longer qualified within the meaning of Code section 401(a) or, if applicable, that the Trust is no longer entitled to exemption under the provisions of Code section 501(a), and if the Employer shall fail within a reasonable time to make any necessary changes in order that the Plan shall so qualify, the Participants' Accounts and any Life Insurance Policies or the values thereof shall be fully vested and nonforfeitable and shall be disposed of in the manner set forth in Sections 17.5 and
       17.6 above.

                                 ARTICLE XVIII

                             SUBSTITUTION OF PLANS

  18.1 SUBSTITUTION OF PLANS. Subject to the provisions of Section 15.7 the Employer may substitute an individually designed plan or a master or another prototype plan for this Plan without terminating this Plan as embodied herein and this shall be deemed to constitute an amendment and restatement in its entirety of this Plan as heretofore adopted by the Employer; provided, however that the Employer shall have certified to the Insurance Company and the Trustee, if applicable, that this Plan is being continued on a restated basis which meets the requirements of Internal Revenue Code section 401(a) and ERISA.

       Any such changes shall be subject to the provisions of Sections 17.1 and
       17.2 of the Plan.

  18.2 TRANSFER OF ASSETS. Upon 90 days' written notification from the Employer and the Trustee (unless the Insurance Company shall accept a shorter period of notification) that a different plan meeting the requirements set forth in Section 18.1 above has been executed and entered into by the Administrator and the Employer, and after the Insurance Company and the Trustee have been furnished the Employer's certification in writing that the Employer intends to continue the Plan as a qualified plan under Internal Revenue Code section 401(a) and ERISA, the Insurance Company shall transfer the value of all Participants' Accounts under the Annuity Contract in accordance with the terms of the Annuity Contract, to the Trustee or such person or persons as may be entitled to receive the same, and the Trustee shall likewise make a similar transfer, including all Life Insurance Policies, or the values thereof, to such person or persons as may be entitled to receive same. The Insurance Company and the Trustee may rely fully on the representations or directions of the Employer with respect to any such transfer and shall be fully protected and discharged with respect to any such transfer made in accordance with such representations, instructions, or directions.

                                    ARTICLE

                                 MISCELLANEOUS

  19.1 NONREVERSION. This Plan has been adopted by the Employer for the exclusive benefit of the Participants and their Beneficiaries. Except as other-wise provided in Section 17.7 and Section 19.9, under no circumstances shall any funds contributed hereunder at any time revert to or be used by the Employer, nor shall any such funds or assets of any kind be used other than for the benefit of the Participants or their Beneficiaries.

  19.2 GENDER AND NUMBER. When necessary to the meaning hereof, and except when other-wise indicated by the context, either the masculine or the neuter pronoun shall be deemed to include the masculine, the feminine, and the neuter, and the singular shall be deemed to include the plural.

  19.3 REFERENCE TO THE INTERNAL REVENUE CODE AND ERISA. Any reference herein to any section of the Internal Revenue Code, ERISA, or to any other statute or law shall be deemed to include any successor law of similar import.

  19.4 GOVERNING ]LAW. The Plan and Trust, if applicable, shall be governed and construed in accordance with the laws of the state where the Employer or Trustee has its principal office.

  19.5 COMPLIANCE WITH THE INTERNAL REVENUE CODE AND ERISA. This Plan is intended to comply with all requirements for qualification under the Internal Revenue Code and ERISA, -and if any provision hereof is subject to more than one interpretation or any term used herein is subject to more than one construction, such ambiguity shall be resolved in favor of that interpretation or construction which is consistent with the Plan being so qualified. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions, and this Plan shall be construed and enforced as if such provision had not been included.

  19.6 NON-ALIENATION. It is a condition of the Plan, and all rights of each Participant shall be subject thereto, that no right or interest of any Participant in the Plan shall be assignable or transferable in whole or in part, either directly or by operation of law or otherwise, including, but without limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no right or interest of any Participant in the Plan shall be liable for or subject to any obligation or liability of such Participant. The preceding sentence shall also apply to t he creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be qualified domestic relations order, as defined in Code section 414(p). A domestic relations order entered before January 1, 1985, will be treated as a qualified domestic relations order if payment of benefits pursuant to the order has commenced as of such date, and may be treated as a qualified domestic relations order if payment of benefits has not commenced as of such date, even though the order does not satisfy the requirements of Code section 414(p).

  19.7 SUBSTITUTION FOR PRE-EXISTING MASTER OR PROTOTYPE PLAN. This Plan is designed:

       (a) For adoption by an Employer not previously covered under a master or prototype plan sponsored by Connecticut General Life Insurance Company; or

       (b) For adoption by an Employer in substitution for a pre-existing master or prototype plan sponsored by Connecticut General Life Insurance Company.

       If this Plan is adopted in substitution for such a pre-existing master or prototype plan, it shall be deemed to amend the Employer's prior plan in its entirety effective as of the date specified in the Employer's Adoption Agreement. The Employer's plan as so amended shall continue in full force and effect and no termination thereof shall be deemed to have occurred.

  19.8 The Trustee shall apply for and will be the owner of any Life Insurance Policy purchased under the terms of this Plan. The Life Insurance Policy(ies) must provide that proceeds will be payable to the Trustee. However, the Trustee shall be required to pay over all proceeds of the Life Insurance Policy(ies) to the Participant's designated beneficiary in accordance with the distribution provisions of this Plan. A Participant's spouse will be the designated Beneficiary of the proceeds in all circumstances unless a qualified election has been made in accordance with Section 9.4(c), joint and Survivor Annuity Requirements. Under no circumstances shall the Trust retain any part of the proceeds.

       In the event of any conflict between the provisions of this Plan and any Life Insurance Policies or annuity contracts issued pursuant to the Plan, the Plan provisions shall control.

  19.9 CONTRIBUTION RECAPTURE. Notwithstanding any other provisions of this Plan, (1) in the case of a contribution which is made by an Employer by a mistake of fact, Section 19.1 shall not prohibit the return of such contribution to the Employer within one year after the payment of the contribution, and (2) if a contribution is conditioned upon the deductibility of the contribution under Code section 404, then, to the extent the deduction is disallowed, Section 19.1 shall not prohibit the return to the Employer of such contribution (to the extent disallowed) within one year after the disallowance of the deduction. The amount which may be returned to the Employer is the excess of (1) the amount contributed over (2) the amount that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction. Earnings attributable to the excess contribution may not be returned to the Employer, but losses attributable thereto must reduce the amount to be so returned. Furthermore, if the withdrawal of the amount attributable to the mistaken contribution would cause the balance of the individual account of any Participant to be reduced to less than the balance which would have been in the account had the mistaken amount not been contributed, then the amount to be returned to the Employer would have to be limited so as to avoid such reduction.

       In the event that the Commissioner of the Internal Revenue determines that the Plan is not initially qualified under the Internal Revenue Code, any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's is return for the taxable year in which the Plan is adopted, or such later date AS the Secretary of the Treasury may prescribe.

                                   ARTICLE XX

                              TOP-HEAVY PROVISIONS

  20.1 DEFINITIONS.

       (a) Key Employee: Any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period was:

            (1) an officer of the Employer if such individual's annual compensation exceeds 50 percent of the dollar limitation under Code section 415(b)(1) (A),

            (2) an owner (or considered an owner under Code section 318) of one of the ten largest interests in the Employer if such individual's compensation exceeds 100 percent of the dollar limitation under section 415(c)(1) (A) of the Code,

            (3)   a 5-percent owner of the Employer, or

            (4) a 1-percent owner of the Employer who has an annual compensation of more than $150,000.

            Annual Compensation means Compensation as defined in section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Employee's gross income under section 125, section 402(a)(8), section 402(h) or section 403(b) of the Code. The determination period is the Plan Year containing the determination date and the four preceding Plan Years. The determination of who is a Key Employee will be made in accordance with Code section 416(i)(1) and the regulations thereunder.

       (b) Top-Heavy Plan: For any Plan Year beginning after December 31, 1983, this Plan is Top-Heavy if any of the following conditions exists:

            (1) If the Top-Heavy Ratio for this Plan exceeds 60 percent and this Plan is not part of any required aggregation group or permissive aggregation group of plans.

            (2) If this Plan is a part of a required aggregation group of plans but not part of a permissive aggregation group and the Top-Heavy Ratio for the group of plans exceeds 60 percent.

            (3) If this Plan is a part of a required aggregation group and part of a permissive aggregation group of plans and the Top-Heavy Ratio for the permissive aggregation group exceeds 60 percent.

       (c)  Top-Heavy Ratio:

            (1) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the determination date(s) has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of the account balances of ALL Key Employees as of the determination date(s) (including any part of any account balance distributed in the 5-year period ending on the determination date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the determination date(s)), both computed in accordance with Code section 416 and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under Code section 416 and the regulations thereunder.

            (2) If the Employer--maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the determination date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (1) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the determination date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (1) above, and the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the determination date(s), all determined in accordance with Code section 416 and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the 5-year period ending on the determination date.

            (3) For purposes of (1) and (2) above the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the determination date, except as provided in Code section 416 and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant (i) who is not a Key Employee but who was a Key Employee in a prior year, or (ii) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the 5-year period ending on the determination date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code section 416 and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.The Accrued Benefit of a Participant other than a Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of section 411(b)(1)(C) of the Code.

       (d) Permissive aggregation group: The required aggregation group of plans plus any other plan or plans of the Employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Code sections 401 (a) (4) and 410.

       (e) Required aggregation group: (1) Each qualified plan of the employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (2) any other qualified plan of the Employer which enables a plan described in (1) to meet the requirements of Code sections 401(a)(4) or 410.

       (f) Determination date: For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year.

       (g) Valuation date: The date specified in Section 6.3 as of which account balances or accrued benefit are valued for purposes of calculating the Top-Heavy Ratio.

       (h) Present Value: Present Value shall be based only on the interest and mortality rates specified in the Adoption Agreement.

  20.2 MINIMUM ALLOCATION. For any Plan Year in which the Plan is Top-Heavy, the following will apply:

       (a) Except as otherwise provided in (c) and (d) below, the Employer contributions and Forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent of such Participant's compensation or in the case where the employer has no defined benefit plan which designates this Plan to satisfy Code section 401, the largest percentage of employer contributions and forfeitures, as a percentage of the first $200,000 of the Key Employee's Compensation, allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation of the year because of (1) the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan), or (2) the Participant's failure to make mandatory employee contributions to the plan, or (3) Compensation less than a stated amount.

       (b) For purposes of computing the minimum allocation, Compensation shall mean Compensation as defined in Section 5.8(b) of the Plan.

            Notwithstanding the above, if elected by the Employer in the Adoption Agreement, Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under sections 125, 401(a)(8), 402(h) or 403(b) of the Code.

       (c) The provision in (a) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

       (d) The provision in (a) above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has provided in the Top-Heavy Provisions section of the Adoption Agreement that the minimum allocation or benefit requirement applicable to Top-Heavy plans will be met in the other plan or plans.

       (e) The minimum allocation required (to the extent required to be nonforfeitable under Code section 416(b)) may not be forfeited under Code sections 411(a)(3)(B) or 411(a)(3)(D).

       (f) Neither Elective Deferral Contributions nor Matching Contributions may be taken into account for the purpose of satisfying the minimum Top-Heavy contribution requirement.

  20.3 MINIMUM VESTING SCHEDULE. For any Plan Year in which this Plan is Top-Heavy, one of the minimum vesting schedules as elected by the Employer in the adoption agreement will automatically apply to the Plan. The minimum vesting schedule applies to all benefits within the meaning of Code section 411(a)(7) except those attributable to Employee Contributions, including benefits accrued before the effective date of Code section 416 and benefits accrued before the Plan became Top-Heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as Top-Heavy changes for any Plan Year. However, this section does not apply to the account balances of any Employee who does not have an Hour of Service after the Plan has initially become Top-Heavy and such Employee's account balance attributable to Employer contributions and Forfeitures will be determined without regard to this section.





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
                                  ARTICLE XXI

                                TRUST AGREEMENT

This AGREEMENT entered into by and among the Employer, the Administrator and the Trustee pursuant to the Adoption Agreement completed and signed by the Employer, the Administrator and Trustee, hereby establishes the Trust with the following provisions to form a part of and implement the provisions of the
Plan:

  21.1 CREATION AND ACCEPTANCE OF TRUST. The Trustee, by joining in the execution of the Adoption Agreement, accepts the Trust hereby created and agrees to act in accordance with the express terms and conditions herein stated.

  21.2 TRUSTEE CAPACITY; CO-TRUSTEES. The Trustee may be A Bank, Trust Company or other corporation possessing TRUST powers under applicable State or Federal law or one or more individuals or any combination thereof.

       When two or more persons serve as Trustee, they are specifically authorized, by a written agreement between themselves, to allocate specific responsibilities, obligations or duties among themselves. An original copy of such written agreement is to be delivered to the Administrator.

  21.3 RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR TRUSTEE. Any Trustee may resign at any time by delivering to the Administrator a written notice of resignation, to take effect at a date specified therein, which shall not be less than 30 days after the delivery thereof, unless such notice shall be waived.

       The Trustee may be removed with or without cause by the Board of Directors by delivery of a written notice of removal, to take effect at a date specified therein, which shall not be less than 30 days after delivery thereof, unless such notice shall be waived.

       In the case of the resignation or removal of a Trustee, the Trustee shall have the right to a settlement of its account, which may be made, at the option of the Trustee, either (1) by judicial settlement in an action instituted by the Trustee in a court of competent jurisdiction, or (2) by written agreement of settlement between the Trustee and the Administrator.

       Upon such settlement, all right, title and interest of such Trustee in the assets of the Trust and all rights and privileges under this Agreement theretofore vested in such Trustee shall vest in the successor Trustee, and thereupon all future liability of such Trustee shall terminate; provided, however, that the Trustee shall execute, acknowledge and deliver all documents and written instruments which are necessary to transfer and convey the right, title and interest in the Trust assets, and all rights and privileges to the successor Trustee.

       The Board of Directors, upon receipt of notice of the resignation or removal of the Trustee, shall promptly designate a successor Trustee, whose appointment is subject to acceptance of this Trust in writing and shall notify in writing the Insurance Company of such successor Trustee.





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
  21.4 TAXIES, EXPENSES AND COMPENSATION OF TRUSTEE. The Trustee shall deduct from and charge against the Trust fund any taxes paid by it which may be imposed upon the Trust fund or the income thereof or which the Trustee is required to pay with respect to the interest of any person therein.

       The Employer shall pay the Trustee annually its expenses in administering the Trust and a reasonable compensation for its service as Trustee hereunder if the Trustee is not an Employee of the Plan, at a rate to be agreed upon from time to time. The reasonable compensation shall include that for any extraordinary services.

  21.5 TRUSTEE ENTITLED TO CONSULTATION. The Trustee shall be entitled to advice of counsel, which may be counsel for the Plan or the Employer, in any case in which the Trustee shall deem such advice necessary. With the exception of those powers and duties specifically allocated to the Trustee by the express terms of this Plan, it shall not be the responsibility of the Trustee to interpret the terms of the Plan or Trust and the Trustee may request, and is entitled to receive guidance and written direction from the Administrator on any point requiring construction or interpretation of the Plan documents.

  21.6 RIGHTS, POWERS AND DUTIES OF TRUSTEE. The Trustee shall have the following rights, powers, and duties:

       (a) The Trustee shall be responsible for the safekeeping and administering of the assets of this Plan and Trust in accordance with the provisions of this Agreement and any amendments thereto. The duties of the Trustee under this Agreement shall be determined solely by the express provisions of this Agreement and no other further duties or responsibility shall be implied. Subject to the terms of this Plan and Trust, the Trustee shall be fully protected and shall incur no liability in acting in reliance upon the written instructions or directions of the Administrator or a duly designated Investment Manager or any other Named Fiduciary.

       (b) The Trustee shall have all powers necessary or convenient for the orderly and efficient performance of its duties hereunder, including but not limited to those specified in this Section. The Trustee may appoint one or more administrative agents or contract for the performance of such administrative and service functions as it may deem necessary for the effective installation and operation of the Plan and Trust.

       (c) The Trustee shall have the power to collect and receive any and all monies and other property due hereunder and to give full discharge and acquittance therefor; to settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Trust; to commence or defend suits or legal proceedings wherever, in its judgment, any interest of the Trust requires it; and to represent the Trust in all suits or legal proceedings in any court of law or equity or before any other body of tribunal. It shall have the power generally to do all acts, whether or not expressly authorized, which the Trustee in the exercise of its Fiduciary responsibility may deem necessary or desirable for the protection of the Trust and the assets thereof.

       (d) The Trustee shall make application to the Insurance Company for the Annuity Contract required hereunder and shall take all necessary steps to obtain any Life Insurance Policies elected on the lives of Participants hereunder. In applying for the Annuity Contract, the Trustee may indicate that, unless it directs the Insurance Company otherwise, it shall be entitled to receive all cash payments for further distribution to Participants and Beneficiaries.

       (e) The Trustee may temporarily hold cash balances and shall be entitled to deposit any such funds received in a bank account or bank accounts in the name of the Trust in any bank or banks selected by the Trustee, including the banking department of the Trustee, pending disposition of such funds in accordance with the Trust. Any such deposit may be made with or without interest.

       (f) The Trustee shall obtain and deal with any Life Insurance Policies or other assets of this Trust held or received under this Plan only in accordance with the written directions from the Administrator. The Trustee shall be under no duty to determine any facts or the propriety of any action taken or omitted by it in good faith pursuant to instructions from the Administrator.

       (g) All Contributions made to the Trust fund under this Plan shall be paid by the Trustee to the Insurance Company under the Annuity Contract within 30 days after the date such Contributions were due under the Plan. However, in lieu of holding any Contributions made to the Trust fund, the Trustee may direct that all such Contributions be made directly to the Insurance Company under the Annuity Contract or any Life Insurance Policy. The Employer shall keep the Trustee informed of all Contributions made directly to the Insurance Company in accordance with the Trustee's instructions.

       (h) If the whole or any part of the Trust shall become liable for the payment of any estate, inheritance, income or other tax which the Trustee shall be required to pay, the Trustee shall have full power and authority to pay such tax out of any monies or other property in its hands for the account of the person whose interest hereunder is so liable. Prior to making any payment, the Trustee may require such releases or other documents from any lawful taxing authority as it shall deem necessary. The Trustee shall not be liable for any nonpayment of tax when it distributes an interest hereunder on instructions from the Administrator.

       (i) The Trustee shall keep a full, accurate and detailed record of all transactions of the Trust which the Administrator shall have the right to examine at any time during the Trustee's regular business hours. Following the close of the fiscal year of the Trust, or as soon as practical thereafter, the Trustee shall furnish the Administrator with a statement of account. This account shall set forth all receipts, disbursements and other transactions effected by the Trustee during said year.

            The Administrator shall promptly notify the Trustee in writing of its approval or disapproval of the account. The Administrator's failure to disapprove the account within 60 days after receipt shall be considered an approval. The approval by the Administrator shall be binding as to all matters embraced in any statement to the same extent as if the account of the Trustee had been settled by judgment or decree of a court of competent jurisdiction under which the Trustee, Administrator, Employer and all persons having or claiming any interest in the Trust were parties; provided, however, that the Trustee may have its account judicially settled if it so desires.

       (j) If, of any time, there shall be a dispute as to the person to whom payment or delivery of monies or property should be made by the Trustee, or regarding any action to be taken by the Trustee, the Trustee may postpone such payment, delivery or action, retaining the funds or property involved, until such dispute shall have been resolved in a court of competent jurisdiction or the Trustee shall have been indemnified to its satisfaction or until it has received written direction from the Administrator.

       (k) Anything in this instrument to the contrary notwithstanding, it shall be understood that the Trustee shall have no duty or responsibility with respect to the determination of matters pertaining to the eligibility of any Employee to become or remain a Participant hereunder, the amount of benefit to which any Participant or Beneficiary shall be entitled hereunder, all such responsibilities being vested in the Administrator. The Trustee shall have no duty to collect any Contribution from the Employer and shall not be concerned with the amount of any Contribution nor the application of the Contribution formula.

  21.7 EVIDENCE OF TRUSTEE ACTION. In the event that the Trustee comprises two or more Trustees, then those Trustees may designate one such Trustee to transmit all decisions of the Trustee and to sign all necessary notices and other reports on behalf of the Trustee. All notices and other reports bearing the signature of the individual Trustee so designated shall be deemed to bear the signatures of all the individual Trustees and all parties dealing with the Trustee are entitled to rely on any such notices and other reports as authentic and as representing the action of the Trustee.

  21.8 INVESTMENT POLICY. This Plan has been established for the sole purpose of providing benefits to the Participants and their Beneficiaries. In determining its investments hereunder, the Trustee shall take account of the advice provided by the Administrator as to funding policy and the short and long-range needs of the Plan based on the evident and probable requirements of the Plan as to the time benefits shall be payable and the requirements therefor.

  21.9 PERIOD OF THE TRUST. If it shall be determined that the applicable State law requires a limitation on the period during which the Employer's Trust shall continue, then such Trust shall not continue for a period longer than 21 years following the death of the last of those Participants including future Participants who are living at the Effective Date hereof. At least 180 days prior to the end of the twenty-first year as described in the first sentence of this Section the Employer, the Administrator and the Trustee shall provide for the establishment of a successor trust and transfer of Plan assets to the trustee. If applicable State law requires no such limitation then this Section-shall not be operative.

                                   ARTICLE =I

                               ADOPTING EMPLOYER

  22.1 ELECTION TO BECOME ADOPTING EMPLOYER. With the consent of the Employer and Trustee, if any, any employer, which along with the Employer is included in a group of employers which constitute a controlled group of corporations (as defined in Code section 414(h) as modified by section 415(h)) or which constitutes trade or businesses (whether or not incorporated) which are under common control (as defined in section 414(c) as modified by section 415(h)) or which constitutes an affiliated service group as defined in section 414(m) and is identified as an Adopting Employer in the Adoption Agreement, may adopt this Plan and all of its provisions.

  22.2 DEFINITION. Any employer eligible to adopt this Plan under the provisions of Section 22.1 and which adopts this Plan and all of its provisions shall be known as an Adopting Employer and shall be included within the term Employer, as defined in Section 1.27.

  22.3 EFFECTIVE DATE OF PLAN. The effective date of the Plan for an Adopting Employer on other than the date specified in the Adoption Agreement shall be the first day of the Plan Year in which such Adopting Employer adopts this plan.

  22.4 FORFEITURES. Forfeitures of any nonvested portion of a Participant's Account, as selected by the Employer in the Adoption Agreement, shall be allocated only to other Participants who are employed by the Adopting Employer who made the contributions to such Participant's Account, or shall be used as a credit only for such Adopting Employer.

  22.5 CONTRIBUTIONS. All contributions made by an Adopting Employer shall be determined separately by each Adopting Employer and shall be paid to and held by the Plan for the exclusive benefit of the Employees of such Adopting Employer and the Beneficiaries of such Employees, subject to all the terms and conditions of this Plan. The Administrator shall keep separate books and records concerning the affairs of each Adopting Employer and as to the accounts and credits of the Employees of each Adopting Employer.

  22.6 EXPENSES. Subject to Section 14.3, the expenses necessary to administer the Plan of any Adopting Employer shall be taken from accounts of Participants who are Employees of such Adopting Employer unless paid for by such Adopting Employer. The expenses necessary to administer the Plan for each Adopting Employer shall be determined by the ratio of the value of all Participants' Accounts of such Adopting Employers to the total value of all Participants' Accounts of each Adopting Employer.

  22.7  SUBSTITUTION OF PLANS. Subject to the provisions of Section 15.7, and
        Article XVIII, any Adopting Employer shall be permitted to withdraw from its participation in this Plan. The consent of the Employer or any other Adopting Employer shall not be required.

  22.8 TERMINATION OF PLANS. If any Adopting Employer elects to terminate its Plan pursuant to Sections 17.4, 17.5 and 17.6, such termination shall in no way affect the Plan of any other Adopting Employer.

  22.9 AMENDMENT. Amendment of this Plan by the Employer or any Adopting Employer shall only be by the written consent of the Employer and each and every Adopting Employer and with the consent of the Trustee, if any, where such consent is necessary in accordance with the terms of this Plan.

  22.10 ADMINISTRATOR'S AUTHORITY. The Administrator shall have authority to make any and all necessary rules or regulations, binding upon all Adopting Employers and all Participants, to effectuate the purpose of this Article.